UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-5221

Seligman Portfolios, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 850-1864
Date of fiscal year end:                       12/31

Date of reporting period:                    12/31/03

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

SELIGMAN PORTFOLIOS, INC.
Annual Report December 31, 2003

Seligman
Portfolios, Inc.

Annual Report
December 31, 2003

Seligman Portfolios, Inc.

Dear Contract Owner:

We are pleased to present the enclosed report for Seligman Portfolios, Inc. for the year ended December 31, 2003. Performance and portfolio information, as well as audited financial statements, are contained in the pages following this letter.

Effective September 15, 2003, Wellington Management Company, LLP assumed portfolio management responsibility for Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio, and Seligman International Growth Portfolio. Wellington is an independent money manager with over 70 years’ experience in the industry. Throughout its long history, Wellington has built a strong reputation based on its solid performance record, the high quality of its research, and the experience of its investment professionals, each of whom averages 17 years of experience. Seligman believes Wellington is particularly well suited to global and international investing, as the long-term performance of their global and international products has been impressive. Seligman is confident that they will provide shareholders with excellent investment management.

On December 4, 2003, a Special Meeting of Shareholders was held at the offices of the Fund in New York City. At the meeting, shareholders approved the new Subadvisory Agreement giving Wellington Management Company responsibility for managing these three portfolios. Complete details of the shareholder vote are provided on page 81 of this report.

Thank you for your continued support of Seligman Portfolios, Inc. We look forward to serving your investment needs for many years to come.

Respectfully,

William C. Morris
Chairman
J. & W. Seligman & Co. Incorporated

February 13, 2004

Seligman Portfolios, Inc.

Annual Performance Overview (unaudited)

The following charts compare a $10,000 hypothetical investment in Class 1 shares of each of the Portfolios of Seligman Portfolios, Inc. (with the exception of Seligman Cash Management Portfolio), for the 10-year period ended December 31, 2003, or since inception through December 31, 2003, if less than 10 years, to $10,000 hypothetical investments in the appropriate benchmark indices for the same period. Calculations assume reinvestment of distributions. For those Portfolios that have issued Class 2 shares, the performances for Class 2 shares are not shown in the charts but are included in the tables of returns. The performance of Class 2 shares may be less than the performance of Class 1 shares, based on the differences in fees paid by each class and as a result of different inception dates. Accompanying each chart is a discussion of factors that affected the Portfolio during the past year.

The charts and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

Seligman Capital Portfolio

Market conditions and equity performance improved dramatically in 2003, responding favorably to improving geopolitical conditions and strong economic and corporate developments. The economy has now seen two years of positive growth, with the second and third quarters of 2003 posting accelerating annualized real rates of GDP growth of 3.1% and 8.2%, respectively. This recovery has primarily been fueled by historically low interest rates, positive fiscal policies, and highly accommodative monetary policies. Consumer spending remained strong, driven by reduced marginal tax rates, tax rebates, and a low interest rate environment that provided homeowners the opportunity to restructure debt, refinance existing mortgages, and tap into home equity. Low interest rates also allowed corporations to restructure balance sheets and refinance debt at much lower rates. This provided corporations with working capital, improving financial conditions for business expansion and leading to margin improvements and stronger operating profits.

For the year ended December 31, 2003, the Portfolio underperformed the benchmark Russell MidCap Growth Index. The Portfolio was positioned for an improving economy. Portfolio construction favored sectors that were cyclical in nature and highly leveraged to strong economic growth. Because we were early in anticipating an economic and market recovery, the Portfolio’s underperfomance in the first half of 2003 hampered our overall performance versus the Russell benchmark for the year as a whole. In June of 2003, there was a turning point in the market. As the economy improved, equities responded favorably, and the sectors that historically benefit most from economic growth began to lead the market advance. As a result, the Portfolio posted strong relative and absolute performance during the second half of the year.

The Portfolio’s overweighting in information technology was a positive contributor to the absolute performance of the portfolio as technology was one of the best performing sectors within the benchmark. On a relative basis, however, the Portfolio’s holdings in this sector did not perform as strongly as those of the benchmark. The Portfolio increased its weighting in this sector during the year because of our faith in the economic recovery. Technology companies, we believed, would be among the first and largest beneficiaries of the economic recovery because we thought that increased corporate spending in the form of capital expenditures would help drive the recovery. We had identified other positive factors within the technology sector that made us favor these stocks, including reduced inventories, reduced excess manufacturing capacity, and new product cycles coming to market.

The Portfolio maintained significant exposure to the consumer discretionary sector, yet was relatively underweighted versus the benchmark. The Portfolio has had less than the benchmark’s exposure to the consumer discretionary sector, largely because consumer spending had remained strong throughout the economic downturn. We felt that expectations and valuations had become somewhat high for these stocks, and we were concerned that the group would underperform. The decision to underweight the sector benefited the Portfolio’s returns for the year because the sector was among the benchmark’s weakest areas. Additionally, the consumer discretionary stocks that were in the Portfolio outperformed those in the same sector of the benchmark, and as a result, the sector contributed positively to the Portfolio’s returns for the year both on an absolute and relative basis.

________________
The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnotes on page 12.

1

Seligman Portfolios, Inc.

Annual Performance Overview (unaudited)

Seligman Capital Portfolio (continued)

Health care was another large sector weighting, and the Portfolio was nearly equal weighted with the benchmark in this sector. The Portfolio’s health care holdings as a group delivered generally positive absolute performance for the year; however, on a relative basis, they underperformed those in the same sector as the benchmark. Our investments in this sector are now focused on higher-growth companies, such as biotechnology.

The Portfolio was overweight versus the benchmark in the industrial sector and basic materials sector throughout the year. These overweight positions were put into place because industrial and basic materials stocks typically are among the major beneficiaries of an economic recovery. The Portfolio’s holdings in these sectors underperformed the overall benchmark and their respective sectors of the benchmark for the year. However, as the economy improved and earnings exceeded expectations in the second half of the year, the investments in these two sectors provided strong positive absolute returns and contributed to the Portfolio’s performance relative to their respective sectors of the benchmark during that six-month period.

Seligman Common Stock Portfolio

In 2003, the stock market seemed at long last to benefit from the accommodative fiscal and monetary policy of recent years. All sectors of the market posted gains for the year. Geopolitical tensions in the first quarter of the year weighed heavily on the market initially, but beginning in mid-March, the market began to see substantial upward momentum, which lasted throughout the remainder of the year. The combination of income tax reductions, the decrease in the dividend tax, historically low interest rates, and the Federal Reserve Board’s expansion of the money supply was also positive for equities. Gross domestic product (GDP) growth improved markedly, particularly in the third quarter of 2003. Moving into the fourth quarter of 2003, leading economic indicators appeared to be heading upward, as did industrial production.

With this stimulative backdrop, consumer spending continued strong in 2003, despite the downward trend of consumer sentiment prior to the Iraqi war. Furthermore, with the relatively quick end to major hostilities in Iraq, consumer sentiment rose even higher. Meanwhile, lower interest rates were also working in the consumer’s favor, as home mortgage refinancings continued to surge, enhancing liquidity and spending.

The Portfolio’s investments in the information technology sector contributed significantly to positive performance on an absolute basis, as this was the best-performing sector in the S&P 500. However, many of the more speculative technology companies led the sector’s performance in 2003. Since the Portfolio does not typically invest in these types of companies, our relative performance lagged that of the benchmark.

The Portfolio’s absolute and relative performance was helped by holdings in the consumer discretionary sector. We liked this sector from a fundamental standpoint and thought the market had not yet appreciated what we saw as underlying strength. We took advantage of attractive valuations and overweighted the sector. This overweighting, coupled with sound stock selection, produced strong returns for the Portfolio as consumer discretionary outperformed other areas of the market.

Financial stocks were a strong positive in terms of investment results for the year, as this sector performed well. The Portfolio was overweighted in this sector, which led to outperformance relative to the benchmark S&P 500 in this area. The Portfolio was opportunistic and took advantage during periods of price weakness due to concerns about restructuring in the industry and increasing commitments in certain large financial companies. When these stocks rebounded, the Portfolio benefited from these enlarged commitments, significantly aiding overall investment results. Finally, the Portfolio’s performance was penalized by the consumer staples sector, where the Portfolio underperformed the S&P 500. The telecommunications services sector, while representing only a small portion of the Portfolio, was a negative in terms of absolute and relative performance. Early in the year, our overweighting proved premature. When sector performance finally improved, our portfolio position had been pared so that the overall results proved negative. Stock selection in the utilities sector also detracted significantly from performance.

________________
The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnotes on page 12.

2

Seligman Portfolios, Inc.

Annual Performance Overview (unaudited)

Seligman Communications and Information Portfolio

Following three years of declines, the US technology market delivered outstanding returns in 2003. During this time, US economic growth was strong, with a third-quarter 2003 GDP annualized growth rate of 8.2%. Technology spending was a strong component of this growth, and earnings for technology companies began growing again following two years of declines. Much of this spending came from consumers and small- and mid-sized companies. Larger companies remained on the sidelines, continuing to wait for surer signs that the economic recovery was progressing with tangible effects on their bottom lines.

Within this environment, investors bet heavily on technology and drove prices for these stocks higher. The greatest beneficiaries were more speculative small- and micro-cap stocks. While the Portfolio certainly participated in the rally of 2003, it remained invested in mid- and larger-sized companies with steadier revenues and profits. We continued to favor software stocks. This was the overweighting relative to the Goldman Sachs Technology Index (GSTI). The Portfolio’s holdings in this area outperformed the average software holding within the benchmark. However, while software was a positively performing sector, it significantly underperformed other sectors, and the Portfolio’s overweighting in this area thus hurt relative returns.

Health care was another area of heavy weighting for the Portfolio. Here, too, the health care stocks the Portfolio chose delivered outstanding performance relative to other health care stocks within the GSTI. However, the health care sector underperformed other index sectors, and the Portfolio’s return was thus adversely impacted. Over this past fiscal year, the Portfolio increased its exposure to health care companies, particularly those with exposure to the consolidating lab testing market and medical instrument manufacturers. We believe the stocks we purchased within this area had better sustainable growth rates at what we believed to be more reasonable prices than many traditional sectors of technology.

The Portfolio was about equal weighted with the index in IT services, which underperformed technology as a whole in 2003, and the Portfolio’s holdings in this group also underperformed those in the benchmark GSTI. We favored the sector because of its predictable, recurring revenues and high profit margins. In the 2003 rally, however, investors pursued companies that, in our view, were more dependent upon an economic rebound. Predictable, profitable companies in IT services, whose profit margins are not as dependent upon the state of the economy, didn’t do as well as companies that are more volatile and more leveraged to economic growth.

During this time, the Portfolio was significantly underweighted versus the benchmark in hardware (computers and peripherals). This benefited the Portfolio because hardware was a relative underperformer. In addition, the Portfolio’s hardware holdings outperformed those of the benchmark. The Portfolio’s holdings within this group were concentrated in select printer manufacturers that have stable and recurring earnings due to replacement cartridge sales.

The Portfolio was also significantly underweighted relative to the benchmark in semiconductors and semiconductor capital equipment stocks. This area was a relatively strong performer and a relatively large weighting within the benchmark. While the semiconductor stocks in the Portfolio significantly outperformed those in the benchmark, our decision to underweight this sector was a negative for the Portfolio. We had chosen to underweight chip stocks because of the poor profitability of many of the leading players in the industry during the economic downturn, and because of the poor results posted by these companies through the summer of 2003. Prices for these stocks appeared to us to be significantly ahead of fundamentals. However, at the end of the summer and early in the fall of 2003, we began to perceive improving fundamentals, most notably with the stronger earnings that were reported by many of these companies in the September 2003 quarter. During the last four months of the year, we significantly increased the Portfolio’s weighting in this area, although we remained underweighted versus the benchmark.

________________
The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnotes on page 12.

3

Seligman Portfolios, Inc.

Annual Performance Overview (unaudited)

Seligman Frontier Portfolio

During the past year, US stocks delivered some of the best gains we have seen in years, fueled by the end of major warfare in Iraq, an improving US economy, and strengthening corporate earnings. During this time, speculative stocks, those companies who, in our view, have less promising prospects for profit, and those with highly leveraged balance sheets, once again found favor. The Portfolio’s investment process is designed to lead us to companies with strong balance sheets and the potential to generate earnings growth. This led us away from some of the more speculative stocks that generated high returns during the year, and negatively impacted the Portfolio’s performance.

While nearly all of the sectors in which the Portfolio invests delivered positive total returns for the one-year period, the Portfolio underperformed the Russell 2000 Growth Index in some sectors. Information technology, health care, consumer discretionary stocks, and energy, while delivering positive absolute returns for the Portfolio, negatively impacted the Portfolio’s total return on a relative basis.

Information technology stocks were among the strongest performers within the Russell Index, and the sector was the Portfolio’s heaviest sector Portfolio focused on fundamentals such as balance-sheet strength that were less emphasized during the market rally. These less speculative stocks delivered strong returns, but underperformed the sector as a whole.

Health care holdings represented a significant portion of the Portfolio’s investments. Over the past year, performance in health care has been driven largely by speculative and micro-cap biotechnology companies. The Portfolio’s low exposure in biotechnology hurt relative returns during this time, but the Portfolio recently increased its exposure to biotechnology as some of the more established companies have shown promise.

At year-end, the Portfolio was overweighted in consumer discretionary stocks. While the Portfolio’s holdings within the group delivered positive results overall, the particular stocks the Portfolio held underperformed the sector as a whole. During the past year, the Portfolio’s focus within this sector was specialty apparel, branded retailers, and media companies. Once again, while these industries delivered positive absolute performance, the stocks within the Portfolio underperformed relative to those represented in the Russell 2000 Growth Index.

While the Portfolio’s absolute return in the energy sector was positive, the sector was a relative underperformer within the Russell 2000 Growth benchmark. The Portfolio’s overweighting in the sector, as well as the underperformance of the Portfolio’s sector holdings, contributed to the sec-tor’s overall negative impact on the Portfolio’s relative returns. In the first half of the year, the Portfolio was positioned to benefit from continued high prices for oil and gas. This unfolded as expected; however, energy stocks could not keep pace with the overall market rally, and investors moved out of the sector in favor of more economically sensitive areas.

The Portfolio was significantly underweighted in financial stocks relative to the Russell benchmark. This was positive for performance, as the sector was one of the benchmark’s weakest performers.

________________
The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnotes on page 12.

4

Seligman Portfolios, Inc.

Annual Performance Overview (unaudited)

Seligman Global Growth Portfolio††

During 2003, global economic prospects brightened, as business conditions and corporate earnings slowly improved with each passing quarter. The US led the way, with stock prices rising with the end of major combat in Iraq, an improving US economy, and strengthening corporate earnings. European exporters suffered from the strength of the euro against the US dollar, and gains for European stocks lagged those of US stocks. The euro zone’s economic growth rate remained fairly low despite some corporate earnings improvement. Additionally, Japan found favor with investors during the year, as its economy posted positive growth rates and the government seemed to move closer to making needed reforms.

Holdings in the information technology, consumer discretionary, and health care sectors contributed to performance. During the year, the Portfolio’s performance was also positively impacted by stock selection in the US, Canada, and South Korea. The Portfolio’s exposure to Japan was also a positive, as this market performed well during the year. In sector-specific terms, the Portfolio’s good stock selection in health care and consumer discretionary stocks contributed positively to performance. US health care and information technology stocks were especially good performers. The Portfolio’s stock performance during the year, as did stock selection in the areas of financials and utilities.

The Portfolio was underweighted in the financial sector, an area of the market that continues to have overcapacity issues that remain to be addressed, and where it is generally difficult to find good companies that have above-market growth rates. During the third quarter, however, we did buy the stock of a few banks in Japan, a move that was additive to performance. These securities were bought on the premise that a stabilization of the banks’ loan portfolios and an improved outlook for Japan should drive their stock prices higher.

Seligman Global Smaller Companies Portfolio††

During the past year, global equity markets were generally strong, and the Portfolio’s performance benefited from this strength. The recovery in the US and international equity markets spread to Japan and much of Asia. Liquidity increased significantly as institutional investors returned to the equity markets in search of better returns, given historically low yields on bonds and cash. The corporate sector reported profits in line with or ahead of market expectations, leading to a rebound in equity markets that was marked by speculative behavior in a number of instances, with large movements concentrated in cylical stocks, technology, semiconductors, and media names. We continued to focus our energies on bottom-up stock picking by positioning the Portfolio to more attractively valued areas as we sought to exploit overlooked sectors of the market.

Within the US, GDP growth was stronger than expected. Productivity also increased strongly, and there were signs that the labor market might be improving. Further, after a sustained period of downsizing, corporations were faced with aging capital stock and began to use profits to upgrade their investments.

During the period, European economic growth appeared to continue to lag, but there were signs that the economy outside of manufacturing was expanding, and the manufacturing sector is expected to follow soon. During the year, the euro strengthened against

_________________
The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnotes on page 12.

5

Seligman Portfolios, Inc.

Annual Performance Overview (unaudited)

Seligman Global Smaller Companies Portfolio†† (continued)

the US dollar, and the yen appreciated even more. For the first time in recent memory, Japan seemed close to completing the downsizing, post-bubble write-downs, and restructurings it needed to re-enter global markets as a long-term contender.

The information technology and consumer discretionary sectors contributed most to the Portfolio’s performance on an absolute basis. Stock selection in Israel, Singapore, and Hong Kong contributed positively to the Portfolio’s performance during the year. Israeli information technology companies and consumer discretionary stocks in Hong Kong and Japan were especially positive contributors. The Portfolio’s performance was hurt by stock selection in South Korea, Taiwan, the UK, and Canada. Stock selection within the industrials, information technology, and financial sectors also detracted from the Portfolio’s performance. Some of the Portfolio’s US health care stocks were negative contributors to performance.

The Portfolio’s largest overweighting was in the health care sector, based on the belief that health care would show continued above-market growth going forward. During the period, this overweighting detracted slightly from performance. We were also underweighted in materials, which hurt relative performance.

Seligman Global Technology Portfolio††

The US economic recovery picked up steam in the second half of 2003, with robust GDP, manufacturing, and productivity numbers being reported. Performance for global technology stocks, particularly in the US, was strong. Earnings expectations for global technology improved and are better than in most other sectors. With fewer exogenous factors holding back global economic growth and spending, we believe investors are generally anticipating stronger results and that the past year’s market strength reflects heightened expectations of a rebound in technology spending. Despite continuing signs of weak end-market demand, a majority of technology companies met or beat earnings expectations, having benefited from favorable currency exchange in the US and aggressive cost cutting worldwide. Additionally, inventories remain low in most key technology sectors, setting the stage for even a modest increase in demand to quickly impact revenue and earnings.

In the first quarter of 2003, it appeared to us as though the market was largely ignoring fundamentals, focusing instead on the daily events related to Iraq. We viewed the resultant market volatility as an opportunity to reduce positions that had reached target prices, and conversely, we took advantage of price weakness to buy new holdings or add to existing positions.

The technology market was driven higher in 2003 largely due to strong performance in the semiconductor and semiconductor capital equipment sectors; because of our underweighted position in these areas the Portfolio did not fully participate in this rally. We still believe, however, that semiconductor sales are in for a slow recovery and that valuations in these areas remain too high. In 2003, we selectively increased our exposure to semiconductors and semiconductor capital equipment, yet remained underweighted in these areas versus the index. Though this position negatively affected relative performance, we are unwilling to increase weightings in semiconductors because of valuation concerns.

By contrast, our decision to remain overweighted in Japanese technology stocks contributed solidly to Portfolio performance. These holdings have attractive absolute and relative valuations and have continued to perform well, spurred by improving demand. The Portfolio’s low weighting in Europe does not reflect any negative macroeconomic analysis; rather, it is due to what we perceive to be a lack of specific investment opportunities.

Another area we have been increasing our exposure to is telecommunications equipment. The Portfolio has been underweighted in this area for some time, but we are starting to believe that the worst may be over for these stocks. This increased exposure, as well as our good stock selection, was good for performance. We also cut back on holdings within IT services. The Portfolio had a large overweighting in this group at the start of the year, and we decided to trim our position to take advantage of the sector’s appreciation in the first part of 2003. The few IT services hold-

_________________
The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnotes on page 12.

6

Seligman Portfolios, Inc.

Annual Performance Overview (unaudited)

Seligman Global Technology Portfolio†† (continued)

ings that remained in the Portfolio hurt performance, as several of the larger IT services companies came out at the end of the first quarter with disappointing earnings guidance for the rest of the year. The Portfolio was overweighted in software during the year. While our stock selection was good, software in general was a poor performer, and our exposure detracted from relative performance.

Seligman High-Yield Bond Portfolio

Investors displayed an increased appetite for risk in 2003, as funds flowed into high-yield securities. A pickup in the economy, a lower interest rate environment, and lower default rates all contributed to the increase in investor demand.

The US economy got off to a slow start in the first half of 2003, expanding at a 2-3% annualized rate, which is slightly less than its assumed potential of 3-4%. Consumption and capital spending were held back as businesses and consumers remained cautious going into the commencement of hostilities in Iraq. The economy began to accelerate in the second half of the year, with gross domestic product (GDP) growth reported at 8.2% in the third quarter of 2003. The economic acceleration was due at least in part to the high levels of monetary and fiscal stimulus from the low federal funds rate (1%) and the deficit spending by the federal government.

Intermediate interest rates finished the year slightly higher after dropping to 40-year lows in June. The temporary decline provided an incentive for many increased investor demand for higher-income products such as high-yield bonds. All of these factors contributed to the strong performance of high-yield bonds in 2003.

In the high-yield bond market, default rates generally declined throughout the year. This allowed credit spread premiums (which is the excess yield above comparable US Treasuries and represents investors’ compensation for taking default risk) to decline along with interest rates in the high-yield market. This, in turn, lifted high-yield bond prices higher.

In 2003, the Portfolio’s performance improved significantly over prior years and generally reflected the strong rally in high-yield bonds. The Portfolio began the year with an underweighting in the weakest companies with the lowest ratings and highest yields, sometimes referred to as defaulted or distressed securities. This was consistent with our outlook for sluggish economic growth and a possible war in Iraq. As it turned out, the economy did grow slowly in the first half of 2003, and war did break out in Iraq. However, high-yield investors heavily discounted these concerns, and the lowest-rated bonds outperformed the overall market in the first half of the year. The Portfolio had an underweighting in these distressed bonds, and this held back the Portfolio’s relative performance.

Toward mid-year, the Portfolio began increasing its exposure to economically sensitive industries that we believed would benefit from the eventual economic recovery, for example, chemicals, paper, and packaging. The Portfolio also increased its exposure to lower-rated companies with greater financial leverage, as well as to other riskier credits. We felt the significant monetary and fiscal stimulus, the falling dollar, rising consumer confidence and corporate spending, and a successful conclusion to the major hostilities in the Iraqi war would eventually lead to increased economic activity.

By the fourth quarter of 2003, the government’s economic data releases started to provide evidence of a strengthening economy. The financial markets reacted positively to this news and began to embrace the notion that a self-sustaining economic recovery was at hand, increasing demand for cyclical bonds. The Portfolio benefited from this secular rotation since we had an overweighted position in many of these bonds. For this reason, the Portfolio outperformed its peer group toward year-end, though not for the one-year period as a whole.

Seligman Income and Growth Portfolio

In 2003, the stock market seemed at long last to benefit from the accommodative fiscal and monetary policy of recent years. All sectors of the market posted positive gains for the year. Geopolitical tensions in the first quarter of the year weighed heavily on the market initially, but beginning in mid-March, the market began to see substantial upward momentum, which lasted throughout the remainder of the year. The combination of income

_________________
The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnotes on page 12.

7

Seligman Portfolios, Inc.

Annual Performance Overview (unaudited)

Seligman Income and Growth Portfolio (continued)

tax reductions, the decrease in the dividend tax, historically low interest rates, and the Federal Reserve Board’s expansion of the money supply was also positive for equities. Gross domestic product (GDP) growth improved markedly, particularly in the third quarter of 2003. In the fourth quarter of 2003, leading economic indicators appeared to be heading upward, as did industrial production.

With this stimulative backdrop, consumer spending continued strong in 2003, despite the downward trend of consumer sentiment prior to the Iraqi war. Furthermore, with the relatively swift end to major hostilities in Iraq, consumer sentiment was further bolstered. Meanwhile, lower interest rates were working in the consumer’s favor, as home mortgage refinancings continued to surge, also enhancing liquidity and spending.

The bond market began and ended 2003 at similar levels, but there was a great deal of volatility during the year. Bonds rallied in March during the run-up to the Iraqi war, but yields rose again after the war. In May, the Fed spoke about the possibility of disinflation (prices rising at a slower and slower pace), which is good for bonds and caused yields to decline to 40-year lows. In June, bond investors expected the Fed to announce an interest rate cut of 50 basis points; however, the cut was only 25 basis points. The bond market had priced in more concern than the Fed actually had, and yields started sharply back up before moderating by the end of the year.

Corporate bonds performed well in 2003, particularly lower-quality bonds whose spreads had reached almost exaggerated levels in the aftermath of the Enron and WorldCom scandals. Corporate spreads, compared to US government bonds, fell all year, and corporate bonds continue to perform well. In the equity portion of the Portfolio, performance was helped by holdings in the consumer discretionary sector, where we were overweighted and had good stock selection. This sector had strong fundamentals which, in our opinion, had not been recognized by the market. We took advantage of attractive valuations and overweighted the sector. This overweighting, coupled with sound stock selection, produced strong returns for the Portfolio as consumer discretionary outperformed other areas of the market.

Financial stocks were also a positive in terms of investment results. The Portfolio was overweighted in this sector, and outperformed relative to the benchmark S&P 500 in this area because of good stock selection.

The Portfolio’s investments in the information technology sector contributed significantly to performance on an absolute basis, as this was the best-performing sector in the S&P 500. However, many of the more speculative technology companies led the sector’s performance in 2003. Since the Portfolio does not typically invest in these types of companies, our relative performance lagged that sector of the S&P 500.

Investment results were penalized by an underweighting in the consumer staples sector. While the Portfolio’s holdings in the energy sector had good absolute performance, stock selection was not helpful. The telecommunications services sector, while representing only a small portion of the Portfolio, was a negative in terms of absolute and relative performance. The Portfolio’s holdings performed poorly during the first part of the year. Subsequently, this sector’s performance improved, but in the interim the Portfolio’s exposure had been reduced (and in September eliminated altogether), and thus overall returns were below the index in this area.

The fixed-income portion of the Portfolio outperformed the Lehman Government/Credit Index for the year. Exposure to BBB-rated corporate bonds in the first half of the year helped the Portfolio’s returns as these were strong performers. In May we decreased our exposure to corporate bonds, thinking the rally had run its course. Spreads did widen for about two weeks, then tightened again. In June we again increased exposure to corporate bonds and maintained it for the balance of the year, but we had missed some of the rally. As a result of interest rates reaching 40-year lows in the spring, we significantly shortened the Portfolio’s duration (a measure of price sensitivity to a change in interest rates) at the beginning of July, and when rates spiked up in July and moved sideways during the balance of the year, the Portfolio outperformed the Lehman benchmark.

Our exposure to mortgage bonds hurt performance in 2003. We had expected rates to be fairly stable, but mortgages underperform when there is a significant increase in interest rates, as we saw during the summer. However, toward the end of the year, the extra yield obtained through exposure to mortgages added to the Portfolio’s performance.

_________________
The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnotes on page 12.

8

Seligman Portfolios, Inc.

Annual Performance Overview (unaudited)

Seligman International Growth Portfolio††

During the past year, global economic prospects brightened, as business conditions and earnings slowly improved with each passing quarter. The US led the way, with stock prices rising with the end of major combat in Iraq, an improving US economy, and strengthening corporate earnings. European exporters suffered from the strength of the euro against the US dollar, and gains in European stocks lagged those of US stocks. The euro zone’s economic growth rate remained low despite some corporate earnings improvement. Additionally, Japan found favor with investors during the year, as its economy posted positive growth rates and the government seemed to move closer to making needed economic reforms.

The Portfolio’s holdings in the information technology, consumer discretionary, and materials sectors positively contributed to relative investment results. Stock selection in financials (particularly in the UK), and industrials detracted from performance. Holdings in the consumer staples and energy sectors detracted from performance. The Portfolio’s overweighting in consumer discretionary stocks was particularly helpful, as this sector performed well across geographic regions. Stock selection in Japan, South Korea, and Canada added to performance, and stock selection in Italy, the Netherlands, and Spain detracted.

We remained underweighted in financials, an area that continues to have overcapacity issues that remain to be addressed, and where it is generally difficult to find good companies that have above-market growth rates. We did, however, invest in a few banks in Japan on the premise that a stabilization of the banks’ loan portfolios and their improved outlook should drive their stock prices higher. Our analysis proved correct as the Japanese banks were a positive contributor to performance toward the end of the year. Strong stock selection in Brazil was also additive to performance.

Seligman Investment Grade Fixed Income Portfolio

While long-term US Treasury bonds were relatively stable through May 2003, the rate for 10-year US Treasury bonds fell to a 40-year low of 3.13% in June before rising sharply at the end of June and July. The rate hit 4.61% on August 2 before closing the year at 4.27%. Corporate bonds displayed more volatility throughout the year. At the end of 2002, corporate spreads had been historically wide, but they fell significantly during the year. Corporate bonds performed well in 2003, particularly lower-quality bonds whose spreads had reached almost exaggerated levels in the aftermath of the Enron and WorldCom scandals. Spreads between these bonds and US Treasuries have since been more consistent with their historical averages. The Portfolio benefited from the rally in corporates since we had increased its weighting in lower-rated corporate bonds, and these bonds increased in price during this time. The Portfolio outperformed the Lehman Brothers Government Bond Index for the year.

At the beginning of 2003, it appeared that the worst of the corporate scandals was over and spreads between corporate-bond and US Treasury yields began to tighten, reflecting the fact that the market perceived reduced risks within the corporate bond market. At this time, the Portfolio increased its weighting in lower-rated corporate bonds, which we believe would deliver strong performance, both with respect to yield and price. This change in positioning benefited the Portfolio as lower-rated corporate bonds increased in value to a greater degree than those with higher ratings during the first part of the year.

As the first calendar quarter of 2003 came to a close, we believed corporate bonds were unlikely to increase significantly in value. In particular, in the event the economic recovery was weak or delayed, we felt lower-rated corporate bonds would suffer. The Portfolio thus reduced its weighting in lower-rated corporate bonds in favor of mortgages, which provide a yield advantage over US Treasuries. While mortgages did deliver strong per-

_________________

The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnotes on page 12.

9

Seligman Portfolios, Inc.

Annual Performance Overview (unaudited)

Seligman Investment Grade Fixed Income Portfolio (continued)

formances relative to Treasuries, they underperformed lower-rated corporate bonds. (Mortgages underperform when there is a significant increase in interest rates, as we saw during the summer.) However, toward the end of the year, the extra yield obtained through exposure to mortgages began to add to the Portfolio’s performance. Finally, as we expected interest rates to rise, the Portfolio’s duration (a measure of price sensitivity to a change in interest rates) was significantly shortened, making the Portfolio less susceptible to declines in value resulting from increases in interest rates. When rates spiked up in July, for example, the Fund performed better than the Lehman Index.

Seligman Large-Cap Growth Portfolio

Market conditions and equity performance improved dramatically in 2003, responding favorably to improving geopolitical conditions and strong economic and corporate developments. The economy has now seen two years of positive growth, with the second and third quarters of 2003 posting accelerating annualized real rates of GDP growth of 3.1% and 8.2%, respectively. This recovery has primarily been fueled by historically low interest rates, positive fiscal policies, and highly accommodative monetary policies. Consumer spending remained strong, driven by reduced marginal tax rates, tax rebates, and a low interest rate environment that provided homeowners the opportunity to restructure debt, refinance existing mortgages, and tap into home equity. The low interest rate environment also allowed corporations to restructure balance sheets and refinance debt at much lower rates. Within this supportive environment, the Portfolio delivered strong returns.

The Portfolio has been positioned for economic recovery for some time. Beginning in the second quarter of 2002, we began anticipating economic recovery based on the belief that low interest rates, as well as supportive monetary and fiscal policies, would lead to improving financial conditions for business expansion. Corporate America, we believed, could refinance debt at sheet conditions, and providing working capital to raise production and supply when needed. In 2003, this positioning paid off.

The Portfolio had a large sector weighting in the area of information technology, and was overweighted relative to the Russell 1000 Growth Index. The Portfolio’s heavy investment in IT was beneficial in terms of both absolute and relative returns, since this was one of the best-performing sectors within the large-cap growth universe of stocks. Our overweighting and its outperformance as compared to the Russell benchmark was the primary factor behind the Portfolio’s strong performance versus the benchmark as a whole. The Portfolio was heavily weighted in technology during the fiscal year because of our faith in the economic recovery. We had identified other positive factors within the technology sector that made us favor these stocks, including reduced inventories, reduced excess manufacturing capacity, and new product cycles coming to market.

Health care was another of the Portfolio’s largest sector weightings, and the Portfolio was somewhat overweighted in this area versus the Russell benchmark. The Portfolio’s health care holdings delivered returns that were competitive with large-cap growth health care stocks, and the returns were strong on an absolute basis. However, health care stocks were relatively weak performers relative to the rest of the Russell Index.

The Portfolio’s decision to significantly underweight consumer staples paid off. However, the stocks we held in this area underperformed those of the Russell benchmark and the group thus made a negative contribution to relative portfolio returns. The Portfolio was also slightly underweighted in consumer discretionary stocks, which were underperformers within the Russell benchmark. The stocks the portfolio held in this group also underperformed the Russell benchmark.

_________________
The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnotes on page 12.

10

Seligman Portfolios, Inc.

Annual Performance Overview (unaudited)

Seligman Large-Cap Value Portfolio

After three consecutive negative years for the stock market, in 2003, we saw the markets and the economies of the world gain some positive direction. The continued easing by the Federal Reserve Board finally yielded results, but it was the end of major conflict in Iraq that was the main impetus for the strong market rally of the second, third, and fourth quarters of 2003. (During the first quarter of the year, the tensions surrounding the lead-up to war in Iraq made investors nervous and the stock market was volatile as a result.) Gross domestic product (GDP) growth improved markedly, particularly during the third quarter, suggesting that the US economic recovery was solid. The fiscal stimulus provided by the tax cut package was also important to investor confidence. Corporate earnings improved as well, and these factors contributed to an environment that proved to be highly favorable for equities.

At the beginning of 2003, we were of the opinion that improved corporate earnings would drive the stock market higher. We felt that earnings forecasts of double-digit gains would result in similar gains for stock prices. The Portfolio had a pro-cyclical tilt during the year, and overall performance benefited as a result. We ended the year with solid economic growth unfolding. Cyclical stocks anticipated the improvement in earnings, and, in general, these stocks performed very well.

The Portfolio’s performance during 2003 was strong, both on an absolute basis and relative to the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Average. The Portfolio’s largest sector concentration was in financial stocks, and this sector contributed to performance; money center banks did particularly well during the year. Good stock selection in the consumer discretionary sector added significantly to performance, as the Portfolio’s holdings outperformed those of the Russell Index. Our retail and automobile holdings posted particularly strong gains. Stock selection was again a major factor in the utilities sector; the stock of a merchant energy holding posted impressive gains and contributed to the Portfolio’s strong absolute and relative performance in this sector.

The Portfolio maintained a sizable overweighting in the materials sector during the year, with our focus being on chemicals and paper and forest products. Once again, good stock selection contributed to the Portfolio’s outperformance versus the Russell Index in this area. Unlike the Russell Index, the Portfolio had no exposure to the telecommunications services sector. This underweighting was fortunate, as the sector was the weakest-performing area in the Russell Index during the period.

The Portfolio maintained a large overweighting in health care during the year, and the sector posted positive returns; however, health care was one of the weakest-performing areas of the Russell Index, and our exposure here detracted from relative performance. The energy sector contributed to the Portfolio’s performance on an absolute basis, but detracted from performance relative to the Russell Index due to stock selection.

_________________
The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
See footnotes on page 12.

11

Seligman Portfolios, Inc.

Annual Performance Overview (unaudited)

Seligman Small-Cap Value Portfolio

The stock market posted strong results in 2003, due largely to: 1) the elimination of investor anxiety related to the Iraqi war, and 2) a robust economy brought about by the combination of stimulative monetary policy, tax cuts, and increased government spending. During the first two and a half months of 2003, the stock market was down amid fears related to war preparations and on the heels of nearly two years of negative earnings surprises. The balance of the year was characterized by strong GDP numbers, positive earnings estimate revisions, and improving consumer sentiment. Also important was a continuing weakening of the US dollar versus our major trading partners (though China’s currency is pegged to the dollar), which generally made US-manufactured products more competitive in the global markets. All of these improvements came in the absence of any pickup in inflation. In short, the environment for equities in general, and small-cap stocks in particular, was highly favorable. Small-cap stocks outperformed the broader market by a large margin, as they historically have following a protracted downturn in the economy.

At the beginning of 2003, the Portfolio was positioned to take advantage of the following themes: 1) an expected economic recovery, and 2) an undervaluation of specific health care stocks. We also sought to find attractive investment opportunities in the technology sector, as this sector had been in a bear market for nearly three straight years. Fortunately, the year played out as we anticipated, and the Portfolio’s performance, both relative and absolute, was strong.

Industrials were the Portfolio’s largest sector weighting; our overweighted position and good stock selection had a positive effect on performance. Our exposure to the health care sector, and in particular our large overweighting versus the Russell 2000 Value Index in this area, was a large contributor to Portfolio performance during the year. Pharmaceuticals and biotechnology holdings performed especially well. The Portfolio’s exposure to the information technology sector also helped performance significantly on an absolute basis, as this was one of the market’s best-performing sectors during 2003. The Portfolio’s semiconductor and electronic equipment holdings did well during this time. Additionally, good stock selection in the consumer discretionary sector, where the Portfolio maintained an overweighting and focused on specialty retailers, was a strong boost to performance on both a relative and absolute basis.

In the financials sector, the Portfolio’s absolute performance was positive, but stock selection took away from relative performance, as we underperformed the Russell Index in this sector. However, the Portfolio’s underweighting in financials helped, as this sector was not a particularly strong performer. Stock selection in the materials sector was also a drag on relative performance, though absolute performance in this sector was strong. The Portfolio underperformed the Russell Index in the consumer staples sector, which detracted from relative performance.

_________________
The rates of return will vary and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.
†
Performance data quoted represent past performance, reflect any change in price and assume all distributions are reinvested in additional shares. Returns are net of all portfolio operating expenses, but do not include any charges imposed on contract owners by the insurance companies’ separate account. If the returns included the effect of these additional charges, they would have been lower. For certain Portfolios, the Manager is voluntarily reimbursing a portion of the Portfolio’s expenses, and such reimbursement can be discontinued at any time at the Manager’s discretion. Absent such reimbursement, returns would have been lower.

††
Investing in this Portfolio is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

12

Seligman Portfolios, Inc.

Portfolio Overview (unaudited)

Largest Portfolio Changes†
During the Six Months Ended December 31, 2003

Seligman Capital Portfolio
Largest Purchases	Largest Sales

MeadWestvaco*	Arkansas Best**
CSX*	Rockwell Automation
AmeriTrade Holding*	Williams-Sonoma**
Allied Waste Industries*	SICOR**
Networks Associates*	Navistar International
Ball*	Chico’s FAS
T. Rowe Price Group*	Gilead Sciences**
Brunswick*	Symbol Technologies**
Affymetrix*	QLogic
Millipore*	Cabot Microelectronics**

Seligman Common Stock Portfolio
Largest Purchases	Largest Sales

SPDR Trust (Series 1)*	Bear Stearns**
Goldman Sachs Group*	Bank of America
Freeport-McMoRan Copper & Gold (Class B)*	J.P. Morgan Chase
Merrill Lynch	American Express
Prudential Financial*	W.R. Berkley**
Exxon Mobil	Air Products and Chemicals**
International Business Machines	Sun Microsystems**
Dean Foods*	Gannett**
ServiceMaster*	Devon Energy**
L-3 Communications Holdings*	Limited Brands**

Seligman Communications and Information Portfolio
Largest Purchases	Largest Sales

Hewlett-Packard*	Cadence Design Systems**
InterActive*	SunGard Data Systems
INAMED*	Fair, Isaac**
Citrix Systems*	Charles River Laboratories International**
Advanced Micro Devices*	BMC Software
Intel*	CSG Systems International**
Microsoft	Clear Channel Communications**
Accenture (Class A)*	McGraw-Hill**
Intersil (Class A)*	Network Associates**
Magma Design Automation*	International Business Machines**

Seligman Frontier Portfolio
Largest Purchases	Largest Sales

Packeteer*	Select Medical
Actel*	Career Education**
Enterasys Networks*	Documentum**
Hyperion Solutions*	RF Micro Devices**
Manhattan Associates*	Watson Wyatt Holdings**
Andrew*	Adaptec**
Investors Financial Services	RARE Hospitality International
Medicis Pharmaceutical (Class A)*	Aeroflex**
GrafTech International*	Hollywood Entertainment**
Digital River*	Acxiom**

________________
See footnotes on page 19.

13

Seligman Portfolios, Inc.

Portfolio Overview (unaudited)

Seligman Global Growth Portfolio

Largest Portfolio Changes†
During the Six Months Ended December 31, 2003

Largest Purchases	Largest Sales

Gillette*	Medtronic**
ABB*	JFE Holdings**
Vodafone Group (ADR)*	Coca-Cola**
Altria Group*	Amgen**
Cendant*	Intel**
Atlas Copco*	General Electric**
Guidant*	International Business Machines**
Siemens*	Hewlett-Packard**
Bank One*	BHP Billiton**
Roche Holding	Marathon Oil**

Diversification of Net Assets by Industry***
December 31, 2003

				Percent of Net Assets
				December 31,

	Issues	Cost	Value	2003	2002

Common Stocks:

Automobiles and Components	2	$49,690	$55,403	1.9%	2.0%
Banks	3	88,941	98,161	3.4	10.7
Capital Goods	8	319,686	372,046	13.0	3.3
Chemicals	—	—	—	—	5.0
Commercial Services and Supplies	2	78,898	89,385	3.1	0.7
Communications Equipment	4	107,034	143,322	5.0	3.1
Computers and Peripherals	1	38,082	37,345	1.3	2.9
Consumer Durables and Apparel	3	52,956	53,882	1.9	3.3
Consumer Staples	4	176,112	196,635	6.9	9.6
Containers and Packaging	—	—	—	—	0.8
Diversified Financials	4	173,243	201,478	7.0	3.4
Electronic Equipment and Instruments	—	—	—	—	0.5
Energy	6	177,239	195,908	6.8	8.5
Health Care	11	391,186	437,217	15.3	20.4
Hotels, Restaurants and Leisure	1	27,349	28,489	1.0	1.6
Insurance	2	81,532	93,673	3.3	1.2
Media	6	129,168	142,619	5.0	4.0
Metals and Mining	2	40,529	52,592	1.8	1.2
Office Electronics	—	—	—	—	1.0
Paper and Forest Products	—	—	—	—	1.2
Retailing	5	126,698	131,839	4.6	1.3
Semiconductors and Semiconductor Equipment	6	99,634	101,367	3.5	3.7
Software and Services	4	129,269	143,604	5.0	1.8
Telecommunication Services	4	120,076	144,056	5.0	3.7
Transportation	1	25,760	31,127	1.1	1.3
Utilities	—	—	—	—	3.6

	79	2,433,082	2,750,148	95.9	99.8
Other Assets Less Liabilities	—	119,006	119,006	4.1	0.2

Net Assets	79	$2,552,088	$2,869,154	100.0%	100.0%

________________
See footnotes on page 19.

14

Seligman Portfolios, Inc.

Portfolio Overview (unaudited)

Seligman Global Smaller Companies Portfolio

Largest Portfolio Changes†
During the Six Months Ended December 31, 2003

Largest Purchases	Largest Sales

Biosite*	Tamron**
CV Therapeutics*	Ranbaxy Laboratories**
Carlsberg (Class B)*	M-Systems Flash Disk Pioneers**
NRJ Group*	Select Medical**
Remy Cointreau*	Hit Entertainment**
Iomega*	Integra LifeSciences Holdings**
PolyMedica*	Career Education**
Kirin Beverage*	JSR**
EMI Group*	Priority Healthcare (Class B)**
Taiyo Ink Manufacturing*	Unisteel Technology**

Diversification of Net Assets by Industry***
December 31, 2003

				Percent of Net Assets
				December 31,

	Issues	Cost	Value	2003	2002

Common Stocks:

Automobiles and Components	3	$75,425	$79,490	1.2%	0.8%
Capital Goods	15	414,673	483,112	7.3	6.6
Chemicals	6	214,683	226,110	3.4	2.5
Commercial Services and Supplies	8	181,099	211,015	3.2	9.7
Communications Equipment	4	109,743	110,641	1.7	2.1
Computers and Peripherals	2	93,728	79,986	1.2	—
Construction Materials	2	31,264	35,703	0.6	—
Consumer Durables and Apparel	9	234,793	264,742	4.0	2.6
Consumer Staples	19	593,208	646,506	9.8	4.9
Electronic Equipment and Instruments	3	75,821	63,935	1.0	1.6
Energy	9	251,757	300,244	4.6	5.0
Financials	40	911,921	1,014,059	15.4	10.3
Health Care Equipment and Supplies	9	286,436	281,706	4.3	5.1
Health Care Providers and Services	6	143,705	154,249	2.3	6.9
Hotels, Restaurants and Leisure	2	53,875	60,454	0.9	7.9
Media	17	456,106	530,895	8.1	4.2
Metals and Mining	4	100,476	138,147	2.1	1.4
Office Electronics	—	—	—	—	0.3
Pharmaceuticals and Biotechnology	14	466,580	482,767	7.3	3.9
Retailing	18	546,063	579,688	8.8	5.5
Semiconductors and Semiconductor Equipment	8	181,705	187,122	2.8	3.8
Software and Services	11	242,262	265,297	4.0	7.5
Telecommunication Services	4	107,243	116,651	1.8	0.6
Transportation	5	136,409	141,525	2.2	3.3
Utilities	2	57,291	60,595	0.9	1.0

	220	5,966,266	6,514,639	98.9	97.5
Other Assets Less Liabilities	—	72,586	72,586	1.1	2.5

Net Assets	220	$6,038,852	$6,587,225	100.0%	100.0%

________________
See footnotes on page 19.

15

Seligman Portfolios, Inc.

Portfolio Overview (unaudited)

Seligman Global Technology Portfolio

Largest Portfolio Changes†
During the Six Months Ended December 31, 2003

Largest Purchases	Largest Sales

Oki Electric Industry*	SunGard Data Systems
Hewlett-Packard*	First Data**
Nippon Telegraph & Telephone “NTT”*	NEC
Fujikura*	Telefonaktiebolaget LM Ericsson (ADR)**
Accenture (Class A)*	Nortel Networks**
Koninklijke (Royal) Philips Electronics*	Pioneer**
Chartered Semiconductor Manufacturing*	Cadence Design Systems**
King Yuan Electronics*	ALLTEL**
Advanced Micro Devices*	Furukawa Electric**
Amkor Technology*	Microsoft

Diversification of Net Assets by Industry***
December 31, 2003

				Percent of Net Assets
				December 31,

	Issues	Cost	Value	2003	2002

Common Stocks

Application Software	7	$931,450	$1,193,188	9.5%	13.3%
Capital Goods	2	281,899	359,509	2.9	1.8
Commercial Services and Supplies	1	84,378	112,382	0.9	4.9
Communications Equipment	4	466,177	567,337	4.5	3.1
Computers and Peripherals	8	911,477	1,089,697	8.7	9.3
Consumer Durables and Apparel	3	391,436	472,760	3.8	3.1
Data Processing and Outsourced Services	3	360,230	440,044	3.5	12.8
Electronic Equipment and Instruments	11	1,145,974	1,378,189	11.0	7.5
Financials	1	73,615	88,767	0.7	—
Health Care	6	735,357	874,067	7.0	2.0
Home Entertainment Software	3	157,794	184,297	1.5	0.7
Internet Software and Services	—	—	—	—	1.4
IT Consulting and Other Services	3	724,238	697,748	5.6	2.7
Materials	2	157,448	182,078	1.5	2.3
Media	2	45,705	50,869	0.4	2.8
Office Electronics	4	376,840	379,832	3.0	3.2
Retailing	1	157,104	152,707	1.2	—
Semiconductors and Semiconductor Equipment	17	1,967,322	2,132,888	17.0	5.2
Systems Software	5	928,069	1,110,938	8.9	15.8
Telecommunication Services	3	389,664	423,281	3.4	1.2

	86	10,286,177	11,890,578	95.0	93.1
Put Options Purchased	1	82,272	6,480	0.1	—
Other Assets Less Liabilities	—	620,231	620,231	4.9	6.9

Net Assets	87	$10,988,680	$12,517,289	100.0%	100.0%

____________________
See footnotes on page 19.

16

Seligman Portfolios, Inc.

Portfolio Overview (unaudited)

Largest Portfolio Changes†
During the Six Months Ended December 31, 2003

Seligman High-Yield Bond Portfolio
Largest Purchases	Largest Sales

Georgia-Pacific 8.875%, 5/15/2031	Williams Companies 8.125%, 3/15/2012**
Dex Media East 12.125%, 11/15/2012*	Roundy’s (Series B) 8.875%, 6/15/2012**
Charter Communications Holdings 0% (11.75%), 5/15/2011*	Allied Waste North America 10%, 8/1/2009**
Calpine 8.75%, 7/15/2013*	Sinclair Capital 11.625%**
Crown Cork & Seal 8%, 4/15/2023*	CSK Auto 12%, 6/15/2006**
AES 9.375%, 9/15/2010	Western Resources 9.75%, 5/1/2007**
Alamosa Holdings 11%, 7/31/2010*	Western Financial Bank 9.625%, 5/15/2012
Dobson Communications 8.875%, 10/1/2013*	Felcore Lodging 10%, 9/15/2008**
ARCO Chemical 9.80%, 2/1/2020*	Sun Media 7.625%, 2/15/2013**
Triton PCS 8.75%, 11/15/2011*	Graphic Packaging 8.625%, 2/15/2012**

Seligman Income and Growth Portfolio
Largest Purchases	Largest Sales

FHLMC 6%, 3/1/2033*	US Treasury Bonds 5.375%, 2/15/2031**
FNMA 3.875%, 11/15/2008*	US Treasury Notes:
Sprint Capital 7.125%, 1/30/2006*	1.125%, 6/30/2005**
General Motors Acceptance 4.375%, 12/10/2007*	3.875%, 2/15/2013**
General Mills 2.625%, 10/24/2006*	US Government Gtd. Title XI (Bay Tansportation)
FHLMC 3.25%, 2/25/2008*	7.30%, 6/1/2021**
FNMA 3.25%, 8/15/2008*	Bear Stearns**
Freeport-McMoRan Copper & Gold (Class B)*	Bank of America
Goldman Sachs Group*	J.P. Morgan Chase
Time Warner 9.15%, 2/1/2023*	FNMA 1.75%, 6/16/2006**
American Express
FHLMC 2.20%, 9/12/2005**

Seligman International Growth Portfolio
Largest Purchases	Largest Sales

ABB*	Royal Bank of Scotland Group**
Siemens*	JFE Holdings**
Atlas Copco*	BHP Billiton**
Muenchener Rueckversicherungs-Gesellschaft*	DBS Group Holdings**
Total*	Royal Dutch Petroleum (NY shares)**
Allianz*	Canon**
Burberry Group*	Honda Motor**
Schering*	Gucci Group (NY shares)**
Compass Group*	Barclays**
Pinault-Printemps-Redoute*	Fortum**

________________
See footnotes on page 19.

17

Seligman Portfolios, Inc.

Portfolio Overview (unaudited)

Diversification of Net Assets by Industry***
December 31, 2003

Seligman International Growth Portfolio
				Percent of Net Assets
				December 31,

	Issues	Cost	Value	2003	2002

Common Stocks:

Automobiles and Components	3	$140,238	$157,429	4.5%	2.8%
Banks	2	82,077	95,227	2.7	15.3
Capital Goods	8	485,383	572,831	16.4	2.1
Chemicals	1	27,947	28,618	0.8	4.0
Communications Equipment	4	122,780	160,024	4.6	2.0
Consumer Durables and Apparel	4	209,396	227,889	6.5	5.3
Consumer Staples	4	98,807	94,980	2.7	9.1
Containers and Packaging	—	—	—	—	1.1
Diversified Financials	2	78,406	91,346	2.6	5.1
Electronic Equipment and Instruments	—	—	—	—	0.7
Energy	4	167,065	196,387	5.6	12.3
Health Care	6	277,297	320,963	9.2	12.2
Hotels, Restaurants and Leisure	2	96,830	106,556	3.1	—
Insurance	3	177,185	203,297	5.8	1.6
Media	4	196,495	207,898	6.0	5.9
Metals and Mining	2	74,735	100,150	2.9	1.7
Office Electronics	—	—	—	—	1.3
Paper and Forest Products	—	—	—	—	1.9
Real Estate	1	38,723	46,839	1.4	—
Retailing	4	239,437	256,473	7.4	—
Semiconductors and Semiconductor Equipment	2	81,790	91,261	2.6	2.4
Software and Services	3	133,265	147,612	4.2	—
Telecommunication Services	4	161,370	180,621	5.2	5.5
Transportation	2	77,644	84,776	2.4	2.1
Utilities	—	—	—	—	2.9

	65	2,966,870	3,371,177	96.6	97.3
Other Assets Less Liabilities	—	119,088	119,088	3.4	2.7

Net Assets	65	$3,085,958	$3,490,265	100.0%	100.0%

Largest Portfolio Changes†
During the Six Months Ended December 31, 2003

Seligman Investment Grade Fixed Income Portfolio
Largest Purchases	Largest Sales

US Treasury Notes 3%, 2/15/2008*	US Treasury Bonds 3%, 2/15/2008**
Sprint Capital 7.125%, 1/30/2006*	FNMA 2.875%, 5/19/2008**
General Motors Acceptance 4.375%, 12/10/2007*	FHLMC 4%, 6/12/2013**
General Mills 2.625%, 10/24/2006*	US Treasury Notes 1.125%, 6/30/2005**
FNMA:	FNMA 1.75%, 6/16/2006**
6%, 3/1/2033*	US Treasury Bonds 7.25%, 8/15/2022**
6.50%, 7/1/2032*	FHLMC:
Time Warner 9.15%, 2/1/2023*	4.875%, 3/15/2007**
Ford Motor 7%, 10/1/2013	2.20%, 9/12/2005**
American General Finance 3%, 11/15/2006	AOL Time Warner 6.875%, 5/1/2012**
PP&L Capital Funding 8.375%, 6/15/2007**

________________
See footnotes on page 19.

18

Seligman Portfolios, Inc.

Portfolio Overview (unaudited)

Largest Portfolio Changes†
During the Six Months Ended December 31, 2003

Seligman Large-Cap Growth Portfolio
Largest Purchases	Largest Sales

Target*	Applied Materials
Goldman Sachs Group*	Hewlett-Packard
Allstate*	Intel
Walt Disney*	Williams-Sonoma**
Forest Laboratories*	First Data**
Time Warner	EMC**
Tyco International	Allergan**
Abbot Laboratories	Air Products and Chemicals**
Schlumberger*	Pitney Bowes**
Coca-Cola	Analog Devices**

Seligman Large-Cap Value Portfolio
Largest Purchases	Largest Sales

Pfizer*	Bristol-Meyers Squibb*
Valero Energy*	Transocean**
Cisco Systems*	AES
CSX*	FleetBoston Financial
J.P. Morgan Chase
Altria Group
Georgia Pacific

Seligman Small-Cap Value Portfolio
Largest Purchases	Largest Sales

Andrx*	AGCO**
Mentor Graphics*	J.B. Hunt Transport Services
Cabot*	Loews-Carolina Group**
Peabody Energy*	Innkeepers USA Trust**
Extreme Networks*	Continental Airlines
Agere Systems (Class A)	Eon Labs
American Italian Pasta
The Wet Seal (Class A)
American Eagle Outfitters
Enzon

_________________
†
Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order. The data has not been audited by Ernst & Young LLP.

*	Position added during the period.
**	Position eliminated during the period.
***
“Diversification of Net Assets by Industry” is included for the Seligman International Portfolios because their portfolio holdings are listed by country rather than by industry in the “Portfolios of Investments.”

19

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Capital Portfolio
	Shares	Value
Common Stocks 96.2%

Automobiles and Components 1.9%

Gentex*	7,100	$313,465

Capital Goods 5.0%

Chicago Bridge & Iron (NY shares)	3,000	86,700
Fastenal	5,300	264,549
Navistar International*	3,300	158,037
Rockwell Automation	9,400	334,640

		843,926

Chemicals 2.7%

Georgia Gulf	6,600	190,608
Lyondell Chemical	15,100	255,945

		446,553

Commercial Services and Supplies 4.7%

Allied Waste Industries*	24,300	337,284
H&R Block	1,700	94,129
Herman Miller	6,400	155,520
Robert Half International*	8,400	196,056

		782,989

Communications Equipment 2.6%

Arris Group*	5,700	41,411
JDS Uniphase*	17,400	63,684
Juniper Networks*	7,300	136,327
QLogic*	2,100	108,224
UTStarcom*	2,500	92,662

		442,308

Computers and Peripherals 1.7%

Lexmark International (Class A)*	2,400	188,736
Network Appliance*	5,000	102,675

		291,411

Consumer Durables and Apparel 3.3%

Brunswick	8,600	273,738
Reebok International	6,200	243,784
Tempur-Pedic International*	2,600	40,300

		557,822

Consumer Staples 3.3%

Clorox	3,400	165,104
Pepsi Bottling Group	7,500	181,350
Smithfield Foods*	10,500	217,350

		563,804

Containers and Packaging 1.7%

Ball	4,900	291,893

Electronic Equipment and Instruments 3.7%

Flextronics International* (Singapore)	10,300	$152,543
Molex	7,000	244,195
Vishay Intertechnology*	9,900	226,710

		623,448

Energy 1.5%

Smith International*	6,200	257,424

Financials 3.8%

AmeriTrade Holding*	25,200	355,068
T. Rowe Price Group	6,100	289,323

		644,391

Health Care Equipment and Supplies 6.2%

Biomet	2,200	80,168
INAMED*	2,250	108,169
Millipore*	5,100	219,555
St. Jude Medical*	4,700	288,345
VISX*	9,000	208,350
Zimmer Holdings*	2,000	140,800

		1,045,387

Health Care Providers and Services 4.9%

Anthem*	1,200	90,000
Caremark Rx*	7,400	187,442
CIGNA	1,000	57,500
IMS Health	5,200	129,272
Laboratory Corporation of America Holdings*	3,200	118,240
Henry Schein*	3,600	243,522

		825,976

Hotels, Restaurants and Leisure 7.6%

P.F. Chang’s China Bistro*	2,800	142,478
International Game Technology	5,900	210,630
Mandalay Resort Group	4,100	183,352
Royal Caribbean Cruises	4,800	166,992
Starbucks*	5,700	188,898
Station Casinos	6,800	208,284
Wendy’s International	2,500	98,100
Yum! Brands*	2,500	86,000

		1,284,734

Media 3.7%

Emmis Communications (Class A)*	6,800	183,872
The Interpublic Group of Companies*	8,800	137,280
Univision Communications (Class A)*	7,500	297,675

		618,827

Office Electronics 1.0%

Zebra Technologies (Class A)*	2,450	162,521

Paper and Forest Products 2.3%

MeadWestvaco	12,900	383,775

________________
* Non-income producing security.
See Notes to Financial Statements.

20

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Capital Portfolio (continued)

	Shares		Value
Pharmaceuticals and Biotechnology 12.8%

Affymetrix*	10,500		$258,143
Angiotech Pharmaceuticals* (Canada)	2,700		123,903
Biogen Idec*	8,485		312,121
Chiron*	3,700		210,363
Gen-Probe*	2,500		91,588
Genzyme*	3,300		162,871
Invitrogen*	3,000		209,910
Martek Biosciences*	2,200		142,758
MedImmune*	6,400		162,688
Millennium Pharmaceuticals*	7,000		130,620
OSI Pharmaceuticals*	1,400		45,143
Protein Design Labs*	3,100		55,800
Taro Pharmaceutical Industries* (Israel)	600		38,694
Telik*	2,100		48,289
Watson Pharmaceuticals*	3,600		165,600

			2,158,491

Retailing 4.8%

Chico’s FAS*	5,600		206,920
Claire’s Stores	3,200		60,288
PETsMART	2,900		68,948
Staples*	11,400		311,163
Tractor Supply*	2,100		81,658
Urban Outfitters*	2,300		85,204

			814,181

Semiconductors and Semiconductor Equipment 2.8%

Broadcom (Class A)*	3,400		115,974
KLA-Tencor*	2,200		129,107
Novellus Systems*	3,200		134,576
PMC-Sierra*	4,200		84,567

			464,224

Software and Services 10.4%

Ceridian*	6,800		142,392
Citrix Systems*	3,400		72,097
Cognizant Technology Solutions*	700		31,944

	Shares or
	Principal
	Amount		Value
Software and Services (continued)

Fiserv*	5,400	shs.	$214,002
Mercury Interactive*	3,000		145,515
Networks Associates*	19,200		288,768
Siebel Systems*	18,400		256,496
Symantec*	2,600		89,947
Synopsys*	2,700		91,368
Unisys*	7,200		106,920
VeriSign*	11,300		184,247
VERITAS Software*	3,200		118,880

			1,742,576

Telecommunication Services 0.9%

Nextel Communications (Class A)*	5,400		151,308

Transportation 2.9%
CP Ships (Canada)	7,100		147,467
CSX	9,300		334,242

			481,709

Total Common Stocks
(Cost $13,569,572)			16,193,143

Repurchase Agreement 3.5%

State Street Bank & Trust, 0.72%, dated 12/31/2003, maturing 1/2/2004, in the amount of $600,024, collateralized by: $570,000 US Treasury Notes 5%, 2/15/2011, with a fair market value of $622,725 (Cost $600,000)	$600,000		600,000

Total Investments 99.7%
(Cost $14,169,572)			16,793,143
Other Assets Less Liabilities 0.3%			45,684

Net Assets 100.0%			$16,838,827

________________
* Non-income producing security.
See Notes to Financial Statements.

21

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Cash Management Portfolio

	Annualized	Principal
	Yield on	Amount
	Purchase Date	or Shares	Value
US Government
and Government
Agency
Securities 61.9%

US Government
Securities 24.8%

US Treasury Bills, 1/2/2004
(Cost $999,974)	0.93%	$1,000,000	$999,974

US Government
Agency Securities 37.1%

Federal Home Loan Mortgage:
1/22/2004	1.06	1,000,000	999,388
2/3/2004	1.04	500,000	499,528

Total US Government
Agency Securities
(Cost $1,498,916)			1,498,916

Total US Government
and Government
Agency Securities
(Cost $2,498,890)			2,498,890

	Annualized	Principal
	Yield on	Amount
	Purchase Date	or Shares	Value
Commercial Paper 17.2%

AIG Funding, 1/6/2004	1.05%	$270,000	$269,961
American Express Credit,
2/19/2004	1.07	200,000	199,711
General Electric Capital,
1/15/2004	1.10	225,000	224,906

Total Commercial Paper
(Cost $694,578)			694,578

Repurchase
Agreement 23.6%

State Street Bank & Trust, 0.72%, dated 12/31/2003, maturing 1/2/2004, in the amount of $950,038, collateralized by: $900,000 US Treasury Notes 5%, 2/15/2011, with a fair market value of $983,250 (Cost $950,000)	0.73	950,000	950,000

Total Investments 102.7%
(Cost $4,143,468)			4,143,468
Other Assets Less Liabilities (2.7)%			(109,723)

Net Assets 100.0%			$4,033,745

Seligman Common Stock Portfolio

Common Stocks 97.9%

Automobiles and
Components 1.0%

Lear	1,980	shs.	$121,433

Banks 5.9%

Bank of America	1,070		86,060
Fannie Mae	1,300		97,578
Freddie Mac	1,200		69,984
Radian Group	1,480		72,150
U.S. Bancorp	6,930		206,375
Wachovia	4,240		197,542

			729,689

Capital Goods 10.1%

Deere	1,330 shs.		$86,517
General Dynamics	1,400		126,546
General Electric	11,410		353,482
Illinois Tool Works	1,990		166,981
L-3 Communications Holdings*	2,500		128,400
Masco	3,800		104,158
Parker Hannifin	1,200		71,400
Tyco International	7,620		201,930

			1,239,414

Chemicals 1.1%

Praxair	3,600		137,520

Commercial Services and Supplies 1.0%

ServiceMaster	10,600		123,490

Communications Equipment 1.3%

Cisco Systems*	6,770		164,511

_________________
* Non-income producing security.
See Notes to Financial Statements.

22

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Common Stock Portfolio (continued)
	Shares	Value

Computers and Peripherals 4.4%

Dell*	5,880	$199,626
Hewlett-Packard	3,760	86,367
International Business Machines	2,720	252,090

		538,083

Consumer Durables and Apparel 0.8%

Pulte Homes	1,030	96,429

Consumer Staples 8.7%

Altria Group	6,670	362,981
Dean Foods*	4,500	147,915
PepsiCo	2,500	116,550
Procter & Gamble	1,610	160,807
Wal-Mart Stores	5,410	287,001

		1,075,254

Diversified Financials 10.1%

American Express	1,630	78,615
Capital One Financial	700	42,903
Citigroup	8,960	434,918
Goldman Sachs Group	2,130	210,295
MBNA	1,700	42,245
Merrill Lynch	4,100	240,465
J.P. Morgan Chase	1,640	60,237
Morgan Stanley	2,190	126,735

		1,236,413

Electronic Equipment and Instruments 1.0%

Jabil Circuit*	4,350	123,105

Energy 7.3%

BP (ADR) (United Kingdom)	2,300	113,505
ChevronTexaco	1,050	90,709
ConocoPhillips	1,314	86,159
Exxon Mobil	8,050	330,050
Noble*	1,000	35,780
Noble Energy	1,590	70,644
Occidental Petroleum	1,650	69,696
Rowan Companies*	2,020	46,803
Transocean*	500	12,005
Weatherford International*	1,190	42,840

		898,191

Health Care 11.6%

Aetna	1,600	$108,128
Amgen*	500	30,900
Anthem*	400	30,000
Aventis (ADR) (France)	1,000	66,260
Biogen Idec*	1,245	45,797
Forest Laboratories*	900	55,620
Genta*	1,800	18,756
Gilead Sciences*	200	11,629
Johnson & Johnson	3,480	179,777
Laboratory Corporation of America Holdings*	900	33,255
McKesson	800	25,728
MedImmune*	1,300	33,046
Medtronic	1,500	72,915
Novartis (ADR) (Switzerland)	2,800	128,492
Onyx Pharmaceuticals*	700	19,796
Pfizer	9,400	332,102
St. Jude Medical*	600	36,810
Teva Pharmaceutical Industries (ADR)
(Israel)	1,250	70,881
Watson Pharmaceuticals*	700	32,200
Wyeth	2,170	92,117

		1,424,209

Hotels, Restaurants and Leisure 3.4%

International Game Technology	3,300	117,810
Royal Caribbean Cruises	5,360	186,474
Wendy’s International	2,800	109,872

		414,156

Insurance 5.2%

American International Group	3,700	245,236
Hartford Financial Services Group	1,150	67,885
PartnerRe	1,710	99,266
Prudential Financial	4,100	171,257
XL Capital (Class A)	800	62,040

		645,684

Media 3.7%

Clear Channel Communications*	2,820	132,061
Time Warner	6,790	122,152
Tribune	2,400	123,840
Univision Communications (Class A)*	1,980	78,586

		456,639

Metals and Mining 2.2%

BHP Billiton (ADR) (Australia)	3,700	67,562
Freeport-McMoRan Copper & Gold (Class B)	4,800	202,224

		269,786

Paper and Forest Products 1.6%

Weyerhaeuser	3,020	193,280

________________
* Non-income producing security.
ADR— American Depository Receipts.
See Notes to Financial Statements.

23

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Common Stock Portfolio (continued)
	Shares	Value
Real Estate 0.7%

Apartment Investment & Management (Class A)	2,600	$89,700

Retailing 3.3%

Advance Auto Parts*	900	73,260
eBay*	2,360	152,491
Kohl’s*	400	17,976
Michaels Stores	2,650	117,130
Target	1,100	42,240

		403,097

Semiconductors and Semiconductor
Equipment 3.5%

Intel	6,160	197,459
National Semiconductor*	3,300	130,053
Taiwan Semiconductor Manufacturing
(ADR) (Taiwan)	9,700	99,328

		426,840

Software and Services 6.7%

Electronic Arts*	2,400	114,732
Microsoft	14,070	387,136
Oracle*	9,800	129,409
Symantec*	3,600	124,542
Synopsys*	2,000	67,680

		823,499

	Shares or
	Principal
	Amount	Value

Utilities 0.6%

Duke Energy	3,900 shs.	$79,754

Miscellaneous 2.7%

SPDR Trust (Series 1)	3,000	333,840

Total Common Stocks
(Cost $10,767,944)		12,044,016

Repurchase Agreement 2.1%

State Street Bank & Trust, 0.72%,
dated 12/31/2003, maturing 1/2/2004, in the amount of $250,010, collateralized by: $240,000 US Treasury Notes 5%, 2/15/2011, with a fair market value of $262,200 (Cost $250,000)	$250,000	250,000

Total Investments 100.0%
(Cost $11,017,944)		12,294,016

Other Assets Less Liabilities		2,817

Net Assets 100.0%		$12,296,833

Seligman Communications and Information Portfolio

Common Stocks 98.7%

Application Software 15.9%

Autodesk	143,900		$3,530,587
Hyperion Solutions*	10,600		318,901
Magma Design Automation*	44,600		1,040,964
PeopleSoft*	39,500		900,797
Synopsys*	177,300		5,999,832

			11,791,081

Biotechnology 0.8%

Invitrogen*	5,800		405,826
OraSure Technologies*	17,500		139,475

			545,301

Commercial Services and Supplies 0.8%

Corinthian Colleges*	10,700		594,545

Communications Equipment 2.7%

Avaya*	16,900		218,686
Cisco Systems*	48,800		1,185,840
Nokia (ADR) (Finland)	35,400		601,800

			2,006,326

Computers and Peripherals 7.0%

Electronics For Imaging*	17,800	shs.	$465,203
Hewlett-Packard	75,600		1,736,532
Lexmark International (Class A)*	26,700		2,099,688
Seagate Technology	48,100		909,090

			5,210,513

Data Processing and Outsourced
Services 6.7%

Affiliated Computer Services (Class A)*	23,000		1,252,580
Computer Sciences*	11,600		513,068
First Data	24,000		986,160
SunGard Data Systems*	80,400		2,227,884

			4,979,692

Electronic Equipment and Instruments 4.0%

Amphenol (Class A)*	18,820		1,203,163
Itron*	33,000		608,025
Orbotech* (Israel)	39,300		940,449
Varian*	5,600		233,772

			2,985,409

_______________
* Non-income producing security.
ADR — American Depository Receipts.
See Notes to Financial Statements.

24

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Communications and Information Portfolio (continued)

	Shares	Value
Financials 1.2%

AmeriTrade Holding*	61,700	$869,353

Health Care Equipment and Supplies 7.9%

Apogent Technologies*	30,400	700,416
Becton, Dickinson	28,500	1,172,490
Dade Behring Holdings*	3,600	128,484
Fisher Scientific International*	31,900	1,319,703
Guidant	3,600	216,720
INAMED*	26,700	1,283,603
St. Jude Medical*	7,000	429,450
STERIS*	26,700	603,420

		5,854,286

Health Care Providers and Services 11.1%

Laboratory Corporation of America Holdings*	117,400	4,337,930
Quest Diagnostics*	53,300	3,896,763

		8,234,693

Home Entertainment Software 3.5%

Activision*	26,600	483,854
Electronic Arts*	11,500	549,758
Take-Two Interactive Software*	44,300	1,276,061
THQ*	17,600	297,528

		2,607,201

IT Consulting and Other Services 5.3%

Accenture (Class A)* (Bermuda)	40,900	1,076,488
Amdocs*	124,900	2,807,752

		3,884,240

Retailing 1.6%

InterActive*	35,700	1,211,480

Semiconductors and
Semiconductor Equipment 13.1%

Advanced Micro Devices*	75,100	1,118,990
Amkor Technology*	122,500	2,231,337
Conexant Systems*	89,300	445,607
Fairchild Semiconductor International*	13,400	334,598

	Shares or
	Principal
	Amount	Value
Semiconductors and
Semiconductor Equipment (continued)

Integrated Circuit Systems*	8,800 shs.	$250,624
Intel	38,400	1,230,912
Intersil (Class A)	35,600	882,880
Marvell Technology Group*	35,400	1,340,067
National Semiconductor*	15,900	626,619
Silicon Laboratories*	14,200	613,653
Taiwan Semiconductor
Manufacturing* (Taiwan)	342,000	639,676
Tessera Technologies*	900	16,925

		9,731,888

Systems Software 17.1%

BMC Software*	53,400	995,910
Citrix Systems*	42,600	903,333
Computer Associates International	116,000	3,171,440
Microsoft*	133,700	3,678,755
Symantec*	114,200	3,950,749

		12,700,187

Total Common Stocks
(Cost $66,618,016)		73,206,195

Repurchase Agreement 0.8%

State Street Bank & Trust, 0.72%,
dated 12/31/2003, maturing 1/2/2004, in the amount of $600,024, collateralized by: $570,000 US Treasury Notes 5%, 2/15/2011, with a fair market value of $622,725 (Cost $600,000)	$600,000	600,000

Total Investments 99.5%
(Cost $67,218,016)		73,806,195
Other Assets Less Liabilities 0.5%		376,482

Net Assets 100.0%		$74,182,677

________________
* Non-income producing security.
See Notes to Financial Statements.

25

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Frontier Portfolio

	Shares	Value
Common Stocks 99.0%

Capital Goods 6.0%

AMETEK	2,200	$106,172
Chicago Bridge & Iron (NY shares)	2,559	73,955
CLARCOR	1,215	53,582
Graco	2,392	95,919
Wabash National*	4,000	117,200

		446,828

Chemicals 0.5%

Airgas*	1,920	41,242

Communications Equipment 6.1%

Andrew*	6,994	80,816
ARRIS Group*	11,869	86,228
Enterasys Networks*	20,321	76,204
Packeteer*	5,096	86,734
Stratex Networks*	8,800	38,280
Tekelec*	5,873	90,738

		459,000

Computers and Peripherals 1.7%

Synaptics*	4,730	70,879
UNOVA*	2,545	58,408

		129,287

Construction Materials 1.2%

AMCOL International	4,562	92,609

Consumer Durables and Apparel 2.3%

Tempur-Pedic International*	1,400	21,700
Warnaco Group*	4,517	72,114
Wolverine World Wide	3,854	78,544

		172,358

Consumer Staples 1.3%

Hain Celestial Group*	2,310	53,569
SunOpta* (Canada)	4,500	41,175

		94,744

Diversified Commercial Services 4.8%

Corinthian Colleges*	1,628	90,460
The Corporate Executive Board*	2,200	102,696
DiamondCluster International*	5,288	53,964
Education Management*	1,994	62,183
LECG*	2,300	52,727

		362,030

Electronic Equipment and Instruments 0.5%

Electro Scientific Industries*	1,639	39,221

Employment Services 1.5%

Resources Connection*	4,100	112,073

Energy 4.4%

Key Energy Services*	4,126	42,539
Patina Oil & Gas	1,798	88,084
Superior Energy Services*	5,286	49,688
Ultra Petroleum*	1,914	47,123
Unit*	1,650	38,857

		328,515

Environmental Services 0.6%

Duratek*	3,200	41,632

Financials 10.5%

Affiliated Managers Group*	1,500	104,385
Aspen Insurance Holdings*	1,700	42,177
Boston Private Financial Holdings	1,500	37,343
CapitalSource*	2,957	64,108
Corrections Corporation of America*	1,968	56,737
East West Bancorp	1,380	74,237
First Marblehead*	2,500	54,700
Investors Financial Services	2,956	113,377
Jefferies Group	1,690	55,804
Southwest Bancorporation of Texas*	1,229	47,753
UCBH Holdings	1,930	75,145
Wintrust Financial	1,300	58,825

		784,591

Health Care Equipment and Supplies 4.2%

Cooper Companies	1,764	83,137
Dade Behring Holdings*	2,041	72,843
Edwards Lifesciences*	1,583	47,617
Kensey Nash*	1,600	37,128
Respironics*	1,670	75,284

		316,009

Health Care Providers and Services 6.3%

Accredo Health*	2,561	81,030
Community Health Systems*	3,874	102,971
IDX Systems*	2,321	62,319
LabOne*	1,400	45,437
Pediatrix Medical Group*	1,173	64,621
Select Medical*	4,180	68,050
United Surgical Partners International*	1,354	45,325

		469,753

Hotels, Restaurants and Leisure 2.7%

Alliance Gaming*	4,191	103,308
RARE Hospitality International*	200	4,890
Station Casinos*	2,978	91,216

		199,414

_________________
* Non-income producing security.
See Notes to Financial Statements.

26

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Frontier Portfolio (continued)

	Shares	Value
Media 3.8%

Cox Radio (Class A)*	4,200	$105,966
Cumulus Media (Class A)*	5,400	118,827
Harris Interactive*	7,000	58,310

		283,103

Metals and Mining 2.6%

Century Aluminum*	3,900	74,353
GrafTech International*	9,200	124,200

		198,553

Office Electronics 0.8%

Zebra Technologies (Class A)*	897	59,502

Pharmaceuticals and Biotechnology 8.0%

Alexion Pharmaceuticals*	1,800	30,618
Alkermes*	1,800	24,363
Cell Genesys*	2,393	30,870
Cubist Pharmaceuticals*	2,400	29,172
Gen-Probe*	1,280	46,893
Genelabs Technologies*	2,110	5,919
Kosan Biosciences*	3,418	33,684
Ligand Pharmaceuticals*	4,545	66,743
Maxygen*	3,262	34,284
Medicis Pharmaceutical (Class A)	1,311	93,474
Onyx Pharmaceuticals*	620	17,534
Telik*	1,300	29,894
United Therapeutics*	1,600	36,912
Vicuron Pharmaceuticals*	2,162	40,267
XOMA*	5,476	36,169
ZymoGenetics*	2,850	44,189

		600,985

Retailing 6.5%

Advance Auto Parts*	1,400	113,960
AnnTaylor Stores*	2,236	87,204
Chico’s FAS*	1,754	64,810
Cost Plus*	752	30,836
Hot Topic*	2,526	74,403
The Pep Boys - Manny, Moe & Jack	5,000	114,350

		485,563

Semiconductors and
Semiconductor Equipment 7.5%

Actel*	3,467	83,728
Asyst Technologies*	5,994	103,876
ATMI*	3,012	69,773
Cymer*	857	39,615
DSP Group*	2,878	71,605

	Shares or
	Principal
	Amount		Value
Semiconductors and Semiconductor Equipment (continued)

Entegris*	3,037	shs.	$39,056
Helix Technology	4,067		83,719
Micrel*	4,830		75,276

			566,648

Software and Services 11.4%

Agile Software*	8,910		88,343
CACI International (Class A)*	833		40,500
Digital River*	2,764		61,292
DoubleClick*	4,300		44,118
FileNET*	3,608		97,741
Jack Henry & Associates	5,000		102,875
Hyperion Solutions*	2,441		73,437
Informatica*	8,491		87,118
iPayment Holdings*	1,370		46,553
Macrovision*	2,358		53,656
Manhattan Associates*	2,614		72,251
Retek*	9,629		89,405

			857,289

Transportation 3.8%

Central Freight Lines*	2,200		39,193
J.B. Hunt Transport Services*	2,018		54,496
Old Dominion Freight Line*	2,053		69,976
Pacer International*	2,770		56,397
UTI Worldwide	1,673		63,273

			283,335

Total Common Stocks
(Cost $5,862,450)			7,424,284

Repurchase Agreement 1.3%

State Street Bank & Trust, 0.72%,
dated 12/31/2003, maturing
1/2/2004, in the amount of
$100,004, collateralized by:
$95,000 US Treasury Notes
5%, 2/15/2011, with a fair
market value of $103,788
(Cost $100,000)	$100,000		100,000

Total Investments 100.3%
(Cost $5,962,450)			7,524,284
Other Assets Less Liabilities (0.3)%			(21,566)

Net Assets 100.0%			$7,502,718

27
_____________
* Non-income producing security.
See Notes to Financial Statements.

27

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Global Growth Portfolio

	Shares	Value
Common Stocks 95.9%

Canada 1.6%

Research In Motion* (Communications
Equipment)	700	$46,792

Finland 0.2%

Nokia (Communications Equipment)	326	5,631

France 5.4%

Pinault-Printemps-Redoute* (Retailing)	386	37,278
Renault* (Automobiles and Components)	300	20,676
Sanofi-Synthelabo* (Health Care)	100	7,522
Total (Energy)	300	55,715
Wanadoo* (Software and Services)	4,226	34,610

		155,801

Germany 12.4%

Allianz (Insurance)	400	50,438
Bayerische Motoren Werke “BMW”
(Automobiles and Components)	750	34,727
Deutsche Bank (Diversified Financials)	600	49,667
Deutsche Telekom* (Telecommunication
Services)	2,000	36,564
Muenchener Rueckversicherungs-Gesellschaft*
(Insurance)	357	43,235
SAP (Software and Services)	200	33,552
Schering (Health Care)	700	35,411
Siemens (Capital Goods)	900	72,006

		355,600

Hong Kong 2.1%

China Merchants Holdings International
(Capital Goods)	16,000	21,021
CNOOC (Energy)	11,000	21,607
Techtronic Industries (Consumer Durables
and Apparel)	6,000	16,616
		59,244

Israel 0.8%

Teva Pharmaceutical Industries (ADR)
(Health Care)	400	22,682

Italy 1.4%

Mediaset (Media)	3,400	40,354

Japan 3.1%

Advantest (Semiconductors and
Semiconductor Equipment)	100	7,934
Dentsu (Media)	3	15,121
Fast Retailing (Retailing)	300	18,229
Japan Tobacco (Consumer Staples)	1	7,327
KDDI (Telecommunications)	2	11,462
Matsushita Electric Industrial
(Consumer Durables and Apparel)	2,000	27,666

		87,739

	Shares	Value

Netherlands 2.7%

ASML Holding* (Semiconductors and
Semiconductor Equipment)	1,000	$19,806
European Aeronautic Defence and Space
(Capital Goods)	1,008	23,940
Schlumberger (Energy)	600	32,832

		76,578

Russia 1.4%

MMC Norilsk Nickel (ADR) (Metals and Mining)	600	39,900

South Korea 0.9%

Samsung Electronics (GDR)† (Semiconductors
and Semiconductor Equipment)	130	24,440

Sweden 3.9%

Atlas Copco (Capital Goods)	1,850	66,229
Telefonaktiebolaget LM Ericsson
(Communications Equipment)	24,940	44,729

		110,958

Switzerland 6.3%

ABB* (Capital Goods)	12,370	62,685
Credit Suisse Group (Diversified Financials)	1,115	40,777
Roche Holding (Health Care)	775	78,139

		181,601

United Kingdom 9.7%

AstraZeneca (Health Care)	600	28,704
British Airways* (Transportation)	7,500	31,127
The Carphone Warehouse Group* (Retailing)	9,622	25,334
Compass Group (Hotels, Restaurants and Leisure)	4,200	28,489
Corus Group* (Metals and Mining)	23,700	12,692
Imperial Tobacco Group (Consumer Staples)	2,200	43,198
Kingfisher (Retailing)	6,964	34,621
Vodafone Group (Telecommunication Services)	30,400	75,158

		279,323

United States 44.0%

Altera* (Semiconductors and Semiconductor
Equipment)	1,100	25,058
Altria Group (Consumer Staples)	1,200	65,304
Analog Devices* (Semiconductors and
Semiconductor Equipment)	400	18,260
Apache (Energy)	300	24,330
Apollo Group (Class A)*
(Commercial Services and Supplies)	300	20,348
Bank One (Banks)	1,200	54,708
Boston Scientific* (Health Care)	1,200	44,112
Cendant* (Commercial Services and Supplies)	3,100	69,037
Cisco Systems* (Communications Equipment)	1,900	46,170
Citigroup (Diversified Financials)	1,200	58,248
Clear Channel Communications (Media)	200	9,366

________________
* Non-income producing security.
† Rule 144A security.
ADR — American Depository Receipts.
GDR — Global Depository Receipts.
See Notes to Financial Statements.

28

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Global Growth Portfolio (continued)

	Shares	Value
United States (continued)

Comcast (Class A)* (Media)	1,600	$50,024
Countrywide Financial (Banks)	265	20,125
Deere (Capital Goods)	600	39,030
Dell* (Computers and Peripherals)	1,100	37,345
Exxon Mobil (Energy)	800	32,800
Forest Laboratories* (Health Care)	800	49,440
Freddie Mac (Banks)	400	23,328
Gillette (Consumer Staples)	2,200	80,806
Guidant (Health Care)	1,100	66,220
KLA-Tencor* (Semiconductors and
Semiconductor Equipment)	100	5,868
Lennar (Consumer Durables and Apparel)	100	9,600
Eli Lilly (Health Care)	600	42,198
Medco Health Solutions* (Health Care)	600	20,394
Merrill Lynch (Diversified Financials)	900	52,785
Microsoft (Software and Services)	1,100	30,267

	Shares	Value
United States (continued)

Noble* (Energy)	800	$28,624
NTL* (Telecommunications)	300	20,872
Pfizer (Health Care)	1,200	42,396
Staples* (Retailing)	600	16,377
Tyco International (Capital Goods)	1,500	39,750
United Technologies (Capital Goods)	500	47,385
Univision Communications (Class A)* (Media)	500	19,845
XM Satellite Radio Holdings (Class A)* (Media)	300	7,910
Yahoo!* (Software and Services)	1,000	45,175

		1,263,505

Total Investments 95.9%
(Cost $2,433,082)		2,750,148
Other Assets Less Liabilities 4.1%		119,006

Net Assets 100.0%		$2,869,154

Seligman Global Smaller Companies Portfolio

Common Stocks 98.9%

Australia 1.0%

Adstream Marine* (Transportation)	14,507	$18,132
AWB (Consumer Staples)	5,585	18,797
Mayne Group (Health Care Providers
and Services)	6,187	15,187
MYOB (Software and Services)	1,789	1,482
STW Communications Group (Media)	6,363	15,571

		69,169

Canada 1.1%

Dundee Wealth Management† (Financials)	2,700	16,818
Gildan Activewear* (Consumer Durables
and Apparel)	300	9,264
GMP Capital* (Financials)	518	6,686
GMP Capital*† (Financials)	800	10,325
Ritchie Bros. Auctioneers
(Commercial Services and Supplies)	600	31,860

		74,953

China 0.9%

Beijing Capital International Airport
(Transportation)	68,000	23,210
China Oilfield Services (Energy)	100,000	35,421

		58,631

Denmark 0.9%

Carlsberg (Class B) (Consumer Staples)	1,320	60,749

Finland 1.1%

Orion-Yhtyma (Class B)
(Pharmaceuticals and Biotechnology)	1,100	23,589

Finland (continued)

Pohjola Group (Financials)	1,000	$26,711
TietoEnator (Software and Services)	700	19,139

		69,439

France 3.4%

April Group (Financials)	1,470	26,300
Cegedim (Health Care Providers and Services)	500	29,672
Havas* (Media)	8,228	47,377
NRJ Group (Media)	3,100	66,009
Remy Cointreau (Consumer Staples)	1,700	55,690

		225,048

Germany 1.5%

Aixtron (Semiconductors and Semiconductor
Equipment)	2,321	13,891
Elmos Semiconductor* (Semiconductors
and Semiconductor Equipment)	1,400	22,049
Fielmann (Retailing)	1,013	46,854
Jenoptik (Semiconductors and
Semiconductor Equipment)	1,300	14,250

		97,044

Greece 1.9%

Aktor (Capital Goods)	5,800	37,854
Bank of Piraeus (Financials)	2,575	30,951
Germanos (Retailing)	500	12,499
Intralot (Hotels, Restaurants and Leisure)	1,100	21,454
STET Hellas Telecommunications (ADR)
(Telecommunication Services)	1,900	24,576

		127,334

_____________
* Non-income producing security.
† Rule 144A security.
ADR — American Depository Receipts.
See Notes to Financial Statements.

29

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Global Smaller Companies Portfolio (continued)

	Shares	Value
Italy 2.0%

Amplifon (Health Care Equipment and Supplies)	582	$16,536
Banca Popolare di Milano (Financials)	3,600	23,541
Brembo (Automobiles and Components)	3,100	23,474
Caltagirone Editore (Media)	3,450	29,863
Tod’s (Consumer Durables and Apparel)	900	39,121

		132,535

Japan 18.0%

77 Bank (Financials)	7,000	39,464
The Aichi Bank (Financials)	100	5,936
Alpine Electronics (Consumer Durables
and Apparel)	2,500	33,649
Asatsu-DK (Media)	1,000	25,762
Avex (Media)	1,100	20,073
Bellsystem24 (Commercial Services
and Supplies)	200	40,883
C&S (Consumer Staples)	1,100	19,919
Coca-Cola West (Consumer Staples)	1,100	21,562
FamilyMart (Consumer Staples)	1,900	43,272
Fujimi (Chemicals)	200	6,142
Hitachi Medical (Health Care Equipment
and Supplies)	1,000	12,694
Hokuto (Consumer Staples)	400	5,152
House Foods (Consumer Staples)	2,000	22,644
INES (Software and Services)	2,500	22,775
Japan Securities Finance (Financials)	3,000	15,765
Joyo Bank (Financials)	13,000	42,470
Kadokawa Holdings (Media)	1,200	32,034
Keihin (Automobiles and Components)	2,000	18,351
Kirin Beverage (Consumer Staples)	3,000	54,296
Kiyo Bank (Financials)	1,000	1,708
Kobayashi Pharmaceutical
(Health Care Equipment and Supplies)	1,000	24,315
Komori (Capital Goods)	3,000	44,439
KOSE (Consumer Staples)	1,000	36,029
Milbon (Consumer Staples)	900	23,984
Nagaileben (Health Care Providers
and Services)	600	16,213
NEC System Integration & Construction
(Capital Goods)	3,100	24,190
Nippon Shinyaku (Pharmaceuticals and
Biotechnology)	6,000	34,667
Okumura (Capital Goods)	5,000	21,282
Otsuka Kagu (Retailing)	1,200	37,187
PanaHome (Capital Goods)	5,000	26,415
Shiga Bank (Financials)	9,000	41,415
Sumitomo Osake Cement (Construction
Materials)	11,000	21,562
Suruga Bank (Financials)	5,000	32,156
Taiheiyo Cement (Construction Materials)	5,000	14,141
Taiyo Ink Manufacturing (Chemicals)	1,200	42,787

	Shares	Value
Japan (continued)

Tanabe Seiyaku (Pharmaceuticals and
Biotechnology)	4,000	$32,482
Tokyo Ohka Kogyo (Chemicals)	2,500	44,337
Tokyo Tomin Bank (Financials)	1,100	18,882
Towa Pharmaceutical (Pharmaceuticals
and Biotechnology)	2,000	44,243
Tsuruha (Consumer Staples)	2,400	43,862
United Arrows (Retailing)	1,000	43,683
Xebio (Retailing)	1,400	31,362

		1,184,184

Mexico 0.7%

Grupo Financiero Banorte (Financials)	4,600	15,965
Kimberly-Clark de Mexico (Consumer Staples)	12,000	30,756

		46,721

Netherlands 2.0%

CSM (Consumer Staples)	1,600	34,956
Equant* (Telecommunication Services)	3,400	31,529
Koninklijke Vendex KBB (Retailing)	2,300	32,022
Randstad Holding* (Commercial Services
and Supplies)	1,000	24,229
SNT Group (Commercial Services and Supplies)	700	10,314

		133,050

New Zealand 0.4%

Warehouse Group (Retailing)	7,094	23,798

Singapore 1.4%

Keppel Land (Financials)	26,000	24,189
MobileOne (Telecommunication Services)	49,000	43,279
SembCorp Logistics* (Transportation)	22,000	25,908

		93,376

South Korea 1.5%

Cheil Communications (Media)	90	13,068
Korea Exchange Bank* (Financials)	7,830	41,532
LG Telecom* (Telecommunication Services)	5,660	17,267
Pusan Bank* (Financials)	4,590	25,695

		97,562

Spain 0.5%

Telefonica Publicidad de Informacion (Media)	6,200	33,981

Sweden 1.1%

Eniro (Media)	4,220	40,482
JM (Financials)	1,150	16,947
NCC (Class B) (Capital Goods)	1,960	15,123

		72,552

Switzerland 2.7%

Bachem Holding (Pharmaceuticals and
Biotechnology)	590	30,256
Baloise Holding* (Financials)	728	30,390
Clariant* (Chemicals)	3,020	44,544
Lindt & Sprungli (Consumer Staples)	30	24,974
Lonza Group (Chemicals)	779	44,764

		174,928

________________
* Non-income producing security.
See Notes to Financial Statements.

30

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Global Smaller Companies Portfolio (continued)

	Shares	Value
United Kingdom 3.7%

Aggreko (Commercial Services and Supplies)	8,700	$23,994
Cambridge Antibody Technology Group*
(Pharmaceuticals and Biotechnology)	3,100	26,063
EMI Group (Media)	20,100	56,959
FirstGroup (Transportation)	7,500	36,616
HMV Group (Retailing)	9,855	29,378
Kesa Electricals (Retailing)	7,134	32,759
PHS Group (Commercial Services and Supplies)	2,860	4,276
Securicor (Commercial Services and Supplies)	18,800	31,965

		242,010

United States 53.1%

1-800 Contacts* (Health Care Equipment
and Supplies)	1,400	29,253
Abgenix* (Pharmaceuticals and Biotechnology)	2,800	34,650
Acadia Realty Trust (Financials)	1,700	21,250
Activision* (Software and Services)	1,350	24,557
Adaptec* (Communications Equipment)	4,100	36,285
AFC Enterprises* (Hotels, Restaurants
and Leisure)	2,000	39,000
AGCO* (Capital Goods)	2,100	42,294
Alliant Techsystems* (Capital Goods)	600	34,656
American Home Mortgage Holdings (Financials)	1,400	31,514
AmSurg* (Health Care Providers and Services)	800	30,356
Arch Coal (Metals and Mining)	1,100	34,287
Armor Holdings* (Capital Goods)	1,250	32,887
Array BioPharma* (Pharmaceuticals
and Biotechnology)	4,700	26,884
Asyst Technologies* (Semiconductors and
Semiconductor Equipment)	1,900	32,927
AtheroGenics* (Pharmaceuticals and
Biotechnology)	1,600	23,856
Bio-Rad Laboratories (Class A)*
(Health Care Equipment and Supplies)	600	34,602
Biosite* (Health Care Equipment and Supplies)	1,900	54,872
BISYS Group (Software and Services)	2,200	32,736
Bunge (Consumer Staples)	1,150	37,858
Cabot Oil & Gas (Energy)	1,000	29,350
Cal Dive International* (Energy)	1,450	35,047
Charming Shoppes* (Retailing)	4,700	25,732
Chicago Bridge & Iron (NY shares)
(Capital Goods)	1,200	34,680
CONMED* (Health Care Equipment and Supplies)	1,400	33,327
CV Therapeutics* (Pharmaceuticals and
Biotechnology)	3,300	48,626
Denbury Resources* (Energy)	2,600	36,166
DigitalNet Holdings* (Software and Services)	1,350	26,440
EDO (Capital Goods)	1,700	41,905
Electronics Boutique Holdings* (Retailing)	1,450	33,227
Encysive Pharmaceuticals* (Pharmaceuticals
and Biotechnology)	6,500	58,402

	Shares	Value
United States (continued)

Exelixis* (Pharmaceuticals and Biotechnology)	3,900	$27,456
FEI* (Semiconductors and Semiconductor
Equipment)	1,100	24,695
Ferro (Chemicals)	1,600	43,536
First Community Bancorp (Financials)	700	25,431
First Financial (Financials)	100	3,050
First Marblehead* (Financials)	1,500	32,820
First Republic Bank (Financials)	800	28,640
FirstFed Financial* (Financials)	700	30,450
Forest Oil* (Energy)	1,100	31,427
Franklin Bancorp (Financials)	200	3,820
GameStop (Class A)* (Retailing)	2,100	32,361
Genesco* (Retailing)	2,350	35,556
Great Atlantic & Pacific Tea* (Consumer Staples)	3,900	32,760
Group 1 Automotive* (Retailing)	900	32,571
HCC Insurance Holdings* (Financials)	1,100	34,980
Human Genome Sciences* (Pharmaceuticals
and Biotechnology)	2,200	29,216
International Rectifier* (Semiconductors
and Semiconductor Equipment)	400	19,764
InVision Technologies* (Capital Goods)	1,100	36,932
Iomega* (Computers and Peripherals)	6,100	36,478
Iron Mountain (Commercial Services
and Supplies)	1,100	43,494
Itron* (Electronic Equipment and Instruments)	1,900	35,008
KNBT Bancorp* (Financials)	900	15,835
Kosan Biosciences* (Pharmaceuticals and
Biotechnology)	4,300	42,377
Lin TV* (Media)	1,400	36,134
Lithia Motors (Class A) (Retailing)	1,400	35,294
M/I Schottenstein Homes (Consumer Durables
and Apparel)	850	33,193
Magma Design Automation* (Software
and Services)	1,100	25,674
Maguire Properties (Financials)	1,000	24,300
Massey Energy (Metals and Mining)	1,900	39,520
MAXIMUS* (Software and Services)	800	31,304
MedCath* (Health Care Providers and Services)	3,100	32,147
MFA Mortgage Investments (Financials)	2,500	24,375
Monolithic System Technology* (Semiconductors
and Semiconductor Equipment)	3,800	32,547
MRV Communications* (Communications
Equipment)	7,300	26,900
MSC.Software* (Software and Services)	1,900	17,955
NBTY* (Consumer Staples)	1,400	37,604
NetBank (Financials)	2,700	36,194
Nexstar Broadcasting Group (Class A)* (Media)	2,400	32,892
Nuevo Energy* (Energy)	1,400	33,838
O’Reilly Automotive* (Retailing)	700	26,848
One Liberty Properties (Financials)	1,500	29,925

________________
* Non-income producing security.
See Notes to Financial Statements.

31

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Global Smaller Companies Portfolio (continued)

	Shares	Value
United States (continued)

OSI Systems* (Electronic Equipment and
Instruments)	1,400	$26,887
Owens & Minor (Health Care Providers and
Services)	1,400	30,674
ParkerVision* (Media)	400	3,888
ParkerVision*† (Media)	2,000	17,496
Penn Virginia (Energy)	600	33,390
PFF Bancorp (Financials)	900	32,652
Pilgrim’s Pride (Consumer Staples)	2,550	41,642
Platinum Underwriters Holdings (Financials)	1,150	34,500
PNM Resources (Utilities)	950	26,695
PolyMedica (Health Care Equipment and
Supplies)	1,850	48,507
Quicksilver Resources* (Energy)	1,100	35,530
Regency Centers (Financials)	700	27,895
Regis (Retailing)	850	33,592
REMEC* (Communications Equipment)	2,600	21,853
Rotech Healthcare* (Health Care Equipment
and Supplies)	1,200	27,600
Rudolph Technologies* (Semiconductors and
Semiconductor Equipment)	1,100	26,999
ScanSoft* (Software and Services)	5,800	31,117
SCP Pool* (Consumer Durables and Apparel)	650	21,249
Seacoast Financial Services (Financials)	600	16,461
Shaw Group* (Capital Goods)	1,700	23,154
Shurgard Storage Centers (Financials)	900	33,885
SimpleTech* (Computers and Peripherals)	7,300	43,508
Standard Motor Products (Automobiles
and Components)	3,100	37,665

	Shares	Value
United States (continued)

Standard Pacific (Consumer Durables
and Apparel)	700	$33,985
Steel Dynamics* (Metals and Mining)	1,700	39,950
SureBeam (Class A)* (Electronic Equipment
and Instruments)	8,500	2,040
Sycamore Networks* (Communications
Equipment)	4,900	25,602
Terex (Capital Goods)	950	27,056
THQ* (Software and Services)	1,900	32,120
TierOne* (Financials)	1,400	32,235
Timberland (Class A)* (Consumer Durables
and Apparel)	600	31,242
Tweeter Home Entertainment Group* (Retailing)	3,700	34,965
UGI (Utilities)	1,000	33,900
Universal Forest Products (Capital Goods)	1,250	40,244
USF (Transportation)	1,100	37,658
Value Line (Media)	400	19,760
Vintage Petroleum (Energy)	2,500	30,075
WCI Communities* (Consumer Durables and
Apparel)	1,600	32,976
Wheeling-Pittsburgh* (Metals and Mining)	1,000	24,390
XM Satellite Radio Holdings (Class A)* (Media)	1,500	39,548
Yankee Candle* (Consumer Durables
and Apparel)	1,100	30,063

		3,497,575

Total Investments 98.9%
(Cost $5,966,266)		6,514,639
Other Assets Less Liabilities 1.1%		72,586

Net Assets 100.0%		$6,587,225

Seligman Global Technology Portfolio

Common Stocks 95.0%

Australia 0.1%

News Corp. (ADR) (Media)	285	$8,634

Bermuda 1.6%

Accenture (Class A)* (IT Consulting
and Other Services)	7,600	200,032

Finland 0.9%

Nokia* (Communications Equipment)	6,600	114,008

France 1.1%

Alcatel* (Communications Equipment)	8,200	105,486
Business Objects (ADR)* (Application
Software)	1,000	34,630

		140,116

Germany 2.3%

Infineon Technologies* (Semiconductors and
Semiconductor Equipment)	9,500	$131,904
SAP (Application Software)	900	150,986

		282,890

India 2.1%

Geometric Software (Application Software)	2,200	27,669
Mastek (IT Consulting and Other Services)	17,000	124,548
Moser Baer (Computers and Peripherals)	15,400	116,042

		268,259

Italy 0.8%

e.Biscom* (Telecommunication Services)	1,600	97,954

Japan 17.4%

Brother Industries (Office Electronics)	11,000	100,929
Canon (Office Electronics)	3,000	139,730
Dai Nippon Printing (Commercial Services
and Supplies)	8,000	112,382
Fujikura (Capital Goods)	45,000	265,459

_____________
* Non-income producing security.
† Rule 144A security.
ADR—American Depository Receipts.
See Notes to Financial Statements.

32

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Global Technology Portfolio (continued)

	Shares	Value
Japan (continued)

Hoya (Electronic Equipment and Instruments)	1,600	$146,955
JSR (Materials)	3,000	67,065
Konica Minolta Holdings (Office Electronics)	9,000	121,053
Matsushita Electric Industrial
(Consumer Durables and Apparel)	12,000	165,996
NEC (Computers and Peripherals)	20,200	148,764
NEC Electronics (Semiconductors and
Semiconductor Equipment)	2,200	160,993
Nintendo (Home Entertainment Software)	300	28,002
Nippon Telegraph & Telephone “NTT”
(Telecommunication Services)	40	193,027
Oki Electric Industry* (Electronic Equipment
and Instruments)	52,000	203,370
Omron (Electronic Equipment and Instruments)	9,000	182,713
Yokogawa Electric (Electronic Equipment and
Instruments)	10,000	144,491

		2,180,929

Netherlands 2.3%

ASML Holding (NY shares)* (Semiconductors
and Semiconductor Equipment)	4,900	98,220
Koninklijke (Royal) Philips Electronics*
(Consumer Durables and Apparel)	6,500	189,591

		287,811

Russia 1.1%

VimpelCom (ADR)* (Telecommunication
Services)	1,800	132,300

Singapore 1.9%

Chartered Semiconductor Manufacturing*
(Semiconductors and Semiconductor
Equipment)	147,000	149,744
Flextronics International* (Electronic
Equipment and Instruments)	6,100	90,341

		240,085

South Korea 3.7%

Daibeck Advanced Materials (Materials)	5,770	115,013
Interflex (Electronic Equipment and Instruments)	7,000	176,248
Mirae (Semiconductors and
Semiconductor Equipment)	51,000	57,356
Seoul Semiconductor (Capital Goods)	5,200	94,050
Sindo Ricoh (Office Electronics)	340	18,120

		460,787

Switzerland 0.4%

Leica Geosystems* (Electronic Equipment
and Instruments)	300	49,463

Taiwan 5.4%

Acer (Computers and Peripherals)	100,470	149,447
Asia Optical (Consumer Durables and Apparel)	17,000	117,172
King Yuan Electronics* (Semiconductors and
Semiconductor Equipment)	142,000	143,464

	Shares	Value
Taiwan (continued)

Synnex Technology International (Electronic
Equipment and Instruments)	67,000	$90,781
Taiwan Semiconductor Manufacturing*
(Semiconductors and Semiconductor
Equipment)	33,640	62,920
United Microelectronics (Semiconductors
and Semiconductor Equipment)	137,000	117,429

		681,213

United States 53.9%

Activision* (Home Entertainment Software)	4,000	72,760
Advanced Micro Devices* (Semiconductors
and Semiconductor Equipment)	10,100	150,490
Affiliated Computer Services (Class A)*
(Data Processing and Outsourced Services)	3,400	185,164
Amdocs* (IT Consulting and Other Services)	16,600	373,168
AmeriTrade Holding* (Financials)	6,300	88,767
Amkor Technology* (Semiconductors and
Semiconductor Equipment)	9,100	165,757
Amphenol (Class A)* (Electronic Equipment
and Instruments)	2,300	147,039
Autodesk (Application Software)	12,500	306,687
Avaya* (Communications Equipment)	6,600	85,404
Becton, Dickinson (Health Care)	1,200	49,368
BMC Software* (Systems Software)	7,200	134,280
Cisco Systems* (Communications Equipment)	10,800	262,440
Citrix Systems* (Systems Software)	3,400	72,097
Computer Associates International
(Systems Software)	7,400	202,316
Computer Sciences* (Data Processing
and Outsourced Services)	3,100	137,113
Conexant Systems* (Semiconductors and
Semiconductor Equipment)	19,000	94,810
Dell* (Computers and Peripherals)	900	30,555
Electronics For Imaging* (Computers
and Peripherals)	2,200	57,497
Fairchild Semiconductor International*
(Semiconductors and Semiconductor
Equipment)	2,700	67,419
Fisher Scientific International* (Health Care)	2,200	91,014
Hewlett-Packard (Computers and Peripherals)	8,300	190,651
Hughes Electronics* (Media)	2,552	42,235
Hyperion Solutions* (Application Software)	2,600	78,221
Intel (Semiconductors and Semiconductor
Equipment)	11,200	359,016
InterActive* (Retailing)	4,500	152,707
Intersil (Class A) (Semiconductors and
Semiconductor Equipment)	4,100	101,680
Invitrogen* (Health Care)	600	41,982
Itron* (Electronic Equipment and Instruments)	2,100	38,692
Laboratory Corporation of America Holdings*
(Health Care)	9,700	358,415

_____________
* Non-income producing security.
ADR—American Depository Receipts.
See Notes to Financial Statements.

33

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Global Technology Portfolio (continued)

	Shares or
	Principal
	Amount		Value
United States (continued)

Lexmark International (Class A)*
(Computers and Peripherals)	4,300	shs.	$338,152
Marvell Technology Group*
(Semiconductors and Semiconductor
Equipment)	3,900		147,635
Microsoft (Systems Software)	8,800		242,132
National Semiconductor* (Semiconductors
and Semiconductor Equipment)	3,100		122,171
PeopleSoft* (Application Software)	6,800		155,074
Quest Diagnostics* (Health Care)	3,300		241,263
St. Jude Medical* (Health Care)	1,500		92,025
Seagate Technology
(Computers and Peripherals)	3,100		58,590
SunGard Data Systems* (Data Processing and
Outsourced Services)	4,250		117,767
Symantec* (Systems Software)	13,300		460,114
Symbol Technologies (Electronic Equipment
and Instruments)	6,400		108,096
Synopsys* (Application Software)	13,000		439,920

	Shares or
	Principal
	Amount		Value
United States (continued)

Take-Two Interactive Software* (Home
Entertainment Software)	2,900	shs.	$83,534
Tessera Technologies* (Semiconductors and
Semiconductor Equipment)	100		1,880

			6,746,097

Total Common Stocks
(Cost $10,286,177)			11,890,578

Put Options Purchased 0.1%

Japan 0.1%

Topix Index,* expiring January 2004 @
¥966 (Premiums paid $82,272)	260,000		6,480

Total Investments 95.1%
(Cost $10,368,449)			11,897,058
Other Assets Less Liabilities 4.9%			620,231

Net Assets - 100.0%			$12,517,289

Seligman High Yield Bond Portfolio

Corporate Bonds 93.3%

Aerospace 2.4%

BE Aerospace 9.50%, 11/1/2008	$75,000	$73,313
K & F Industries 9.625%, 12/15/2010	25,000	28,156
Sequa 9%, 8/1/2009	50,000	55,375
TD Funding 8.375%, 7/15/2011	25,000	26,719

		183,563

Airlines 2.5%

AMR 9%, 8/1/2012	75,000	64,125
Continental Airlines 8%, 12/15/2005	25,000	24,437
Delta Airlines 8.30%, 12/15/2029	50,000	33,313
Northwest Airlines 9.875%, 3/15/2007	75,000	68,625

		190,500

Auto 5.4%

Bombardier Recreational 8.375%,
12/15/2013† (Canada)	25,000	26,250
Delco Remy International 8.625%,
12/15/2007	50,000	51,375
Dura Operating 9%, 5/1/2009	50,000	50,250
Foamex 10.75%, 4/1/2009	75,000	71,812
Goodyear Tire & Rubber:
8.50%, 3/15/2007	25,000	24,688
7.857%, 8/15/2011	25,000	21,937
Stoneridge 11.50%, 5/1/2012	50,000	59,250
Tenneco Automotive:
(Series B) 11.625%, 10/15/2009	25,000	27,125
10.25%, 7/15/2013†	50,000	57,125

Auto (continued)

TRW Automotive Acquisition 11%,
2/15/2013	$25,000	$29,562

		419,374

Broadcasting 3.3%

Granite Broadcasting 9.75%, 12/1/2010†	50,000	50,125
Nextmedia 10.75%, 7/1/2011	25,000	28,500
Paxson Communications 0% (12.25%**),
1/15/2009	50,000	44,125
Sinclair Broadcast Group 8%, 3/15/2012	25,000	27,125
Young Broadcasting:
(Series B) 8.75%, 6/15/2007	51,000	52,530
8.75%, 1/15/2014†	50,000	50,875

		253,280

Building Products 1.8%

Associated Materials 9.75%, 4/15/2012	50,000	55,000
Euramax International 8.50%, 8/15/2011†	25,000	26,813
Koppers Industries 9.875%, 10/15/2013†	25,000	27,687
Texas Industries 10.25%, 6/15/2011†	25,000	28,375

		137,875

Cable 3.6%

Charter Communications:
10.25%, 9/15/2010†	100,000	105,500
0% (11.75%**), 5/15/2011	100,000	67,500
Insight Communications 0% (12.25%**),
2/15/2011	25,000	21,500

_________________
*	Non-income producing security.
†	Rule 144A security.
**	Deferred interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.

34

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman High-Yield Bond Portfolio (continued)

	Principal
	Amount	Value
Cable (continued)

Insight Midwest/Insight Capital 10.50%,
11/1/2010	$50,000	$54,625
Mediacom Broadband 11%, 7/15/2013	25,000	28,188

		277,313

Capital Goods 3.4%

Blount 13%, 8/1/2009	75,000	81,187
Columbus McKinnon 10%, 8/1/2010	25,000	26,750
JLG Industries 8.375%, 6/15/2012	50,000	51,813
NMHG Holding 10%, 5/15/2009	25,000	27,750
Norcross Safety Products 9.875%,
8/15/2011†	25,000	27,562
Park-Ohio Industries 9.25%, 12/1/2007	50,000	50,000

		265,062

Chemicals 9.1%

ARCO Chemical 9.80%, 2/1/2020	75,000	75,750
Equistar Chemicals 10.125%, 9/1/2008	50,000	55,000
Hines Nurseries 10.25%, 10/1/2011†	25,000	27,375
Huntsman ICI Chemicals 10.125%, 7/1/2009	75,000	77,625
International Specialty Holdings 10.625%,
12/15/2009	50,000	55,250
Kraton Polymers 8.125%, 1/15/2014†	25,000	26,125
Lyondell Chemical 11.125%, 7/15/2012	75,000	83,625
Millennium America 7.625%, 11/15/2026	75,000	70,125
Nalco 8.875%, 11/15/2013†	50,000	53,250
Polyone 10.625%, 5/15/2010	50,000	50,250
Resolution Performance Products
13.50%, 11/15/2010	50,000	43,750
Rockwood Specialties Group 10.625%,
5/15/2011†	25,000	28,000
Terra Capital 11.50%, 6/1/2010	50,000	52,500

		698,625

Consumer Products 2.3%

Jostens 0% (10.25%**), 12/1/2013†	75,000	47,438
Playtex Products 9.375%, 6/1/2011	25,000	25,375
Rayovac 8.50%, 10/1/2013	25,000	26,625
Remington Arms 10.50%, 2/1/2011	25,000	26,750
Simmons 7.875%, 1/15/2014†	50,000	50,500

		176,688

Containers 4.3%

AEP Industries 9.875%, 11/15/2007	25,000	25,250
Anchor Glass Container 11%, 2/15/2013†	25,000	29,125
BWAY 10%, 10/15/2010	25,000	27,375
Crown Cork & Seal 8%, 4/15/2023	100,000	94,000
Owens-Illinois 7.80%, 5/15/2018	50,000	51,937
Pliant:
13%, 6/1/2010	25,000	23,000
11.125%, 9/1/2009	25,000	27,125
Tekni-Plex (Series B) 12.75%, 6/15/2010	50,000	54,750

		332,562

	Principal
	Amount	Value
Diversified Telecommunication 2.6%

LCI International 7.25%, 6/15/2007	$50,000	$48,250
Qwest Services 13.50%, 12/15/2010†	125,000	152,500

		200,750

Electric 1.3%

CMS Energy 9.875%, 10/15/2007	25,000	28,000
El Paso 7.875%, 6/15/2012	50,000	47,500
MSW Energy Holdings 8.50%, 9/1/2010†	25,000	27,375

		102,875

Energy 2.4%

Citgo Petroleum 11.375%, 2/1/2011	25,000	29,125
Dresser 9.375%, 4/15/2011	25,000	27,313
Dynegy Holdings 8.75%, 2/15/2012	75,000	76,031
El Paso Production Holdings 7.75%,
6/1/2013†	25,000	24,750
Suburban Propane Partners 6.875%,
12/15/2013†	25,000	25,375

		182,594

Finance 1.7%

Corrections Corporation of America 7.50%,
5/1/2011	50,000	52,750
Eircom Funding 8.25%, 8/15/2013 (Ireland)	25,000	27,812
Genesis Healthcare 8%, 10/15/2013†	25,000	26,188
Western Financial Bank 9.625%, 5/15/2012	25,000	28,000

		134,750

Food and Beverage 1.9%

Land O’Lakes 8.75%, 11/15/2011	50,000	44,000
Pinnacle Foods Holding 8.25%, 12/1/2013†	25,000	26,000
Pilgrim’s Pride 9.25%, 11/15/2013†	50,000	52,000
United Agricultural Products 8.25%,
12/15/2011†	25,000	25,813

		147,813

Food and Drug 1.9%

Couche-Tard 7.50%, 12/15/2013†	25,000	26,312
General Nutrition Centers 8.50%, 12/1/2010†	25,000	25,750
Rite Aid 7.70%, 2/15/2027	100,000	92,000

		144,062

Gaming 0.8%

Mandalay Resort Group 9.375%, 2/15/2010	50,000	58,500

Health Care Facilities and Supplies 2.7%

Alliance Imaging 10.375%, 4/15/2011	75,000	79,875
Medex 8.875%, 5/15/2013†	50,000	54,000
Province Healthcare 7.50%, 6/1/2013	50,000	50,250
Universal Hospital Services 10.125%, 11/1/2011†	25,000	26,375

		210,500

Industrials 0.3%

Sensus Metering Systems 8.625%,
12/15/2013†	25,000	25,781

________________
†	Rule 144A security.
**	Deferred interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.

35

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman High-Yield Bond Portfolio (continued)

	Principal
	Amount	Value
Leisure 3.0%

Bally’s Health & Tennis 10.50%, 7/15/2011†	$50,000	$50,500
Imax 9.625%, 12/1/2010† (Canada)	50,000	52,813
Intrawest 7.50%, 10/15/2013†	50,000	52,250
Six Flags:
8.875%, 2/1/2010	50,000	51,562
9.625%, 6/1/2014†	25,000	26,250

		233,375

Lodging 1.0%

John Q. Hammons Hotels (Series B) 8.875%,
5/15/2012	25,000	27,688
MeriStar Hospitality 9.125%, 1/15/2011	50,000	53,250

		80,938

Metals and Mining 3.9%

Gerdau AmeriSteel 10.375%, 7/15/2011†	50,000	55,500
Hexcel 9.75%, 1/15/2009	25,000	26,313
IMCO Recycling 10.375%, 10/15/2010	75,000	77,437
Earle M. Jorgensen 9.75%, 6/1/2012	25,000	27,875
Neenah Foundry 11%, 9/30/2010	50,000	55,313
UCAR Finance 10.25%, 2/15/2012	25,000	28,875
United States Steel 10.75%, 8/1/2008	25,000	29,375

		300,688

Paper and Forest Products 5.2%

Buckeye Technologies:
8%, 10/15/2010	50,000	49,250
8.50% 10/1/2013	25,000	26,875
Caraustar Industries 9.875%, 4/1/2011	25,000	27,125
Georgia-Pacific 8.875%, 5/15/2031	150,000	165,750
Jefferson Smurfit 8.25%, 10/1/2012	25,000	27,250
Longview Fibre 10%, 1/15/2009	50,000	55,125
Tembec Industries 8.625%, 6/30/2009	50,000	51,750

		403,125

Property and Real Estate Development 0.3%

Forest City Enterprises 7.625%, 6/1/2015	25,000	26,656

Publishing 4.1%

Dex Media East 0% (9%**), 11/15/2013†	175,000	124,250
Houghton Mifflin 9.875%, 2/1/2013	50,000	55,250
Primedia 8.875%, 5/15/2011	25,000	26,500
Quebecor Media 11.125%, 7/15/2011 (Canada)	25,000	29,062
Vertis:
9.75%, 4/1/2009	25,000	27,281
10.875%, 6/15/2009	25,000	26,688
13.50%, 12/7/2009†	25,000	24,656

		313,687

Restaurants 0.7%

Buffets 11.25%, 7/15/2010	25,000	26,937
Domino’s 8.25%,7/1/2011†	25,000	26,906

		53,843

	Principal
	Amount	Value
Satellite 1.0%

EchoStar 6.375%, 10/1/2011†	$50,000	$51,500
PanAmSat 8.50%, 2/1/2012	25,000	27,875

		79,375

Services 4.0%

Mail-Well:
8.75%, 12/15/2008	25,000	25,063
9.625%, 3/15/2012	25,000	27,875
Mobile Mini 9.50%, 7/1/2013	25,000	27,625
NBC Acquisition 10.75%, 2/15/2009	95,000	99,156
Perry Judd’s Holdings 10.625%, 12/15/2007	50,000	47,750
Williams Scotsman:
9.875%, 6/1/2007	50,000	50,875
10%, 8/15/2008	25,000	27,531

		305,875

Stores 1.4%

Asbury Auto Group 8%, 3/15/2014†	50,000	50,500
Central Garden & Pet 9.125%, 2/1/2013	25,000	27,875
Hollywood Entertainment 9.625%, 3/15/2011	25,000	27,000

		105,375

Technology 1.5%

AMI Semiconductor 10.75%, 2/1/2013	32,000	38,320
Thomas & Betts 7.25%, 6/1/2013	50,000	51,750
Xerox 7.625%, 6/15/2013	25,000	27,125

		117,195

Textile and Apparel 0.7%

Russell 9.25%, 5/1/2010	50,000	52,062

Utilities 4.8%

AES 9.375%, 9/15/2010	100,000	111,375
Calpine:
8.625%, 8/15/2010	75,000	58,875
8.75%, 7/15/2013†	100,000	98,000
Edison Mission Energy 7.73%, 6/15/2009	50,000	47,875
National Waterworks (Series B) 10.50%,
12/1/2012	25,000	28,063
NRG Energy 8%, 12/15/2013†	25,000	26,406

		370,594

Wireless 5.5%

Alamosa Holdings 11%, 7/31/2010	75,000	81,750
Centenial Cellular Operating 10.75%,
12/15/2008	25,000	26,500
Dobson Communications 8.875%,
10/1/2013†	75,000	76,313
Nextel Partners:
12.50%, 11/15/2009	9,000	10,485
8.125%, 7/1/2011	25,000	26,750
Rural Cellular:
9.75%, 1/15/2010	50,000	49,125
9.875%, 2/1/2010	25,000	26,750

_____________
†	Rule 144A security.
**	Deferred interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.

36

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman High-Yield Bond Portfolio (continued)

	Principal
	Amount
	or Shares		Value
Wireless (continued)

Triton PCS 8.75%, 11/15/2011	$75,000		$74,250
Western Wireless 9.25%, 7/15/2013	50,000		53,000

			424,923

Wireless Tower 2.5%

American Tower 9.375%, 2/1/2009	75,000		80,250
SBA Communications 10.25%, 2/1/2009	75,000		74,063
SBA Telecommunications 0% (9.75%**)†,
12/15/2011	50,000		35,500

			189,813

Total Corporate Bonds

(Cost $6,699,293)			7,199,991

Preferred Stocks 1.4%

Broadcasting 0.5%

Paxson Communications 14.25%	4	shs.	36,900

Cable 0.3%

CSC Holdings 11.75%	250		26,062

Publishing 0.6%

Primedia 8.625%	500		45,625

Total Preferred Stocks
(Cost $108,317)			108,587

	Principal Amount, Warrants or Shares		Value
Asset-Backed Securities†† 0.6%
(Cost $46,754)

Utilities 0.6%

Midland Funding 11.75%, 7/23/2005	$45,822		$49,717

Warrants

(Cost $1,888)

Wireless Tower

American Tower†	25	wts.	3,138

Repurchase Agreement 2.6%

State Street Bank & Trust, 0.72%,
dated 12/31/2003, maturing
1/2/2004, in the amount of
$200,008, collateralized by:
$190,000 US Treasury Notes
5%, 2/15/2011, with a fair
market value of $207,575
(Cost $200,000)	$200,000		200,000

Total Investments 97.9%
(Cost $7,056,252)			7,561,433

Other Assets Less Libilities 2.1%			158,973

Net Assets 100.0%			$7,720,406

Seligman Income and Growth Portfolio

Common Stocks 61.4%

Automobiles and Components 0.9%

Advance Auto Parts*	100	shs.	$8,140
Lear*	300		18,399

			26,539

Banks 4.1%

Bank of America	200		16,086
Fannie Mae	200		15,012
Freddie Mac	200		11,664
Radian Group	240		11,700
U.S. Bancorp	1,100		32,758
Wachovia	660		30,749

			117,969

Capital Goods 6.5%

Deere	200		13,010
General Dynamics	200		18,078
General Electric	1,710		52,976
Illinois Tool Works	270		22,656
L-3 Communications Holdings*	400		20,544

Capital Goods (continued)

Masco	600	shs.	$16,446
Parker-Hannifin	200		11,900
Tyco International	1,120		29,680

			185,290

Chemicals 0.8%

Praxair	600		22,920

Commercial Services and Supplies 0.6%

ServiceMaster	1,600		18,640

Communications Equipment 0.8%

Cisco Systems*	970		23,571

Computers and Peripherals 2.6%

Dell*	850		28,858
Hewlett-Packard	510		11,715
International Business Machines	380		35,218

			75,791

Consumer Durables and Apparel 0.7%

Pulte Homes	200		18,724

________________
*	Non-income producing security.
**	Deferred interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
†	Rulke 144A security.
††
Investments in asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This, in turn, may impact the ultimate yield realized from these investments.

See Notes to Financial Statements.

37

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Income and Growth Portfolio (continued)

	Shares	Value
Consumer Staples 5.8%

Altria Group	1,060	$57,685
Dean Foods*	700	23,009
PepsiCo	400	18,648
Procter & Gamble	250	24,970
Wal-Mart Stores	800	42,440

		166,752

Diversified Financials 6.4%

American Express	280	13,504
Capital One Financial	100	6,129
Citigroup	1,373	66,645
Goldman Sachs Group	300	29,619
MBNA	200	4,970
Merrill Lynch	600	35,190
J.P. Morgan Chase	250	9,182
Morgan Stanley	300	17,361

		182,600

Electronic Equipment and Instruments 0.7%

Jabil Circuit*	670	18,961

Energy 4.5%

BP (ADR) (United Kingdom)	300	14,805
ChevronTexaco	130	11,231
ConocoPhillips	200	13,114
Exxon Mobil	1,224	50,184
Noble*	100	3,578
Noble Energy	250	11,108
Occidental Petroleum	260	10,982
Rowan*	310	7,183
Transocean*	100	2,401
Weatherford International*	140	5,040

		129,626

Health Care 7.3%

Aetna	200	13,516
Amgen*	100	6,180
Anthem*	100	7,500
Aventis (ADR) (France)	100	6,626
Biogen Idec*	200	7,357
Forest Laboratories*	100	6,180
Genta*	300	3,126
Johnson & Johnson	550	28,413
Laboratory Corporation of America Holdings*	100	3,695
McKesson	100	3,216
MedImmune*	200	5,084
Medtronic	200	9,722
Novartis (ADR) (Switzerland)	400	18,356
Onyx Pharmaceuticals*	100	2,828
Pfizer	1,420	50,169
St. Jude Medical*	100	6,135
Teva Pharmaceutical Industries (ADR) (Israel)	200	11,341

	Shares	Value
Health Care (continued)

Watson Pharmaceuticals*	100	$4,600
Wyeth	350	14,857

		208,901

Hotels, Restaurants and Leisure 2.2%

International Game Technology	500	17,850
Royal Caribbean Cruises	850	29,572
Wendy’s International	400	15,696

		63,118

Insurance 3.3%

American International Group	600	39,768
Hartford Financial Services Group	180	10,625
PartnerRe	200	11,610
Prudential Financial	600	25,062
XL Capital (Class A)	100	7,755

		94,820

Media 2.5%

Clear Channel Communications*	420	19,669
Time Warner	1,020	18,350
Tribune	400	20,640
Univision Communications (Class A)*	320	12,701

		71,360

Metals and Mining 1.3%

BHP Billiton (ADR) (Australia)	500	9,130
Freeport-McMoRan Copper & Gold (Class B)	700	29,491

		38,621

Paper and Forest Products 1.0%

Weyerhaeuser	450	28,800

Real Estate 0.5%

Apartment Investment & Management (Class A)	400	13,800

Retailing 1.7%

eBay*	300	19,384
Kohl’s*	100	4,494
Michaels Stores	390	17,238
Target	200	7,680

		48,796

Semiconductors and Semiconductor
Equipment 2.3%

Intel	960	30,773
National Semiconductor*	500	19,705
Taiwan Semiconductor Manufacturing (ADR)
(Taiwan)	1,500	15,360

		65,838

Software and Services 4.5%

Electronic Arts*	400	19,122
Microsoft	2,120	58,332
Oracle*	1,570	20,732
Symantec*	600	20,757
Synopsys*	300	10,152

		129,095

_____________
* Non-income producing security.
ADR —American Depository Receipts.
See Notes to Financial Statements.

38

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Income and Growth Portfolio (continued)

	Shares or
	Principal
	Amount		Value
Utilities 0.4%

Duke Energy	600	shs.	$12,270

Total Common Stocks
(Cost $1,521,054)			1,762,802

Corporate Bonds 24.3%

Automobiles and Components 1.7%

Delphi 6.50%, 8/15/2013	$5,000		5,260
Ford Motor:
5.625%, 10/1/2008	20,000		20,553
7%, 10/1/2013	10,000		10,565
General Motors 8.25%, 7/15/2023	10,000		11,383

			47,761

Banks 2.3%

Bank of America 4.375%, 12/1/2010	15,000		15,060
Capital One Bank 4.875%, 5/15/2008	20,000		20,603
Marshall & Ilsley Bank 5.25%, 9/4/2012	10,000		10,503
US Bank National Association 2.85%,
11/15/2006	20,000		20,110

			66,276

Capital Goods 1.1%

General Electric 5%, 2/1/2013	15,000		15,198
Raytheon 4.85%, 1/15/2011	15,000		15,042

			30,240

Consumer Staples 3.0%

Anheuser-Busch 4.625%, 2/1/2015	5,000		4,890
Coca-Cola Enterprises 4.25%, 9/15/2010	5,000		5,005
Fortune Brand 2.875%, 12/1/2006	10,000		10,069
General Mills 2.625%, 10/24/2006	35,000		34,831
Kellogg 2.875%, 6/1/2008	15,000		14,498
Procter & Gamble 6.875%, 9/15/2009	15,000		17,349

			86,642

Diversified Financials 6.7%

American General Finance 3%, 11/15/2006	20,000		20,142
CIT Group 4.75%, 12/15/2010	15,000		15,116
Citigroup 6%, 10/31/2033	20,000		20,067
Franklin Resources 3.70%, 4/15/2008	5,000		4,978
General Electric Capital 4.25%, 12/1/2010	5,000		4,983
General Motors Acceptance 4.375%,
12/10/2007	35,000		35,391
Goldman Sachs Group 4.75%, 7/15/2013	15,000		14,646
International Lease Finance 4.375%,
11/1/2009	20,000		20,174
MBNA 4.625%, 9/15/2008	10,000		10,274
Merrill Lynch:
3.70%, 4/21/2008	10,000		10,075
4.50%, 11/4/2010	15,000		15,165
Nisource Finance 3.20%, 11/1/2006	10,000		10,088
SLMA 4%, 1/15/2009	10,000		10,080

			191,179

	Principal
	Amount	Value
Health Care 0.3%

UnitedHealth Group 3.30%, 1/30/2008	$10,000	$9,963

Insurance 0.7

Allstate 6.125%, 12/15/2032	5,000	5,159
MetLife 5%, 11/24/2013	15,000	14,923

		20,082

Media 1.9%

Cox Communications 7.75%, 11/1/2010	10,000	11,929
Time Warner:
9.15%, 2/1/2023	20,000	25,949
7.625%, 4/15/2031	15,000	17,371

		55,249

Real Estate 1.4%

Centex 5.125%, 10/1/2013	10,000	9,879
Pulte Homes 6.375%, 5/15/2033	10,000	9,766
Rouse 5.375%, 11/26/2013	10,000	9,966
Simon Property Group 6.35%, 8/28/2012	10,000	10,885

		40,496

Retailing 0.4%

Safeway 4.125%, 11/1/2008	10,000	9,967

Telecommunication Services 4.1%

AT&T 8.75%, 11/15/2031†	15,000	17,589
AT&T Broadband 9.455%, 11/15/2022	5,000	6,793
AT&T Wireless 8.75%, 3/1/2031	10,000	12,382
Bellsouth Telecommunications 5.875%,
1/15/2009	15,000	16,415
Sprint Capital:
7.125%, 1/30/2006	35,000	37,887
8.375%, 3/15/2012	10,000	11,702
Verizon Wireless 5.375%, 12/15/2006	15,000	16,020

		118,788

Utilities 0.7%

Consolidated Edison 5.875%, 4/1/2033	5,000	5,084
Dominion Resources 6.75%, 12/15/2032	10,000	10,732
Duke Energy 5.30%, 10/1/2015	5,000	5,077

		20,893

Total Corporate Bonds
(Cost $688,703)		697,536

US Government and Government Agency Securities 12.6%

Agency Securities 7.1%

FHLB 3.75%, 8/15/2007	20,000	20,484
FHLMC:
3.25%, 2/25/2008	30,000	29,764
4.75%, 10/11/2012	25,000	24,656
FNMA:
2.50%, 7/16/2007	25,000	24,702
3.50%, 10/15/2007	15,000	15,045

________________
† Rule 144A security.
See Notes to Financial Statements.

39

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Income and Growth Portfolio (continued)

	Principal
	Amount
	or Shares	Value
Agency Securities (continued)

FNMA: (continued)
3.25%, 8/15/2008	$30,000	$29,793
3.875%, 11/17/2008	40,000	40,086
4.625%, 5/1/2013	20,000	19,501

Total Agency Securities
(Cost $204,549)		204,031

Mortgage-Backed Securities††5.5%

FHLMC GOLD:
4.50%, 11/1/2007	2,834	2,898
5.50%, 6/1/2018	7,881	8,179
8%, 12/1/2023	5,111	5,584
6%, 3/1/2033	55,000	56,877
5%, 8/1/2033	7,455	7,365
FNM:
7%, 2/1/2012	2,176	2,328
8.50%, 9/1/2015	2,289	2,508
6.50%, 5/1/2017	7,036	7,470
6%, 3/1/2018	4,596	4,828

	Principal
	Amount
	or Shares	Value
Mortgage-Backed Securities†† (continued)

FNMA: (continued)
7%, 1/1/2032	$6,774	$7,174
6.50%, 7/1/2032	15,418	16,132
6%, 3/1/2033	20,124	20,818
5.50%, 8/1/2033	16,119	16,341

Total Mortgage-Backed
Securities
(Cost $157,461)		158,502

Total US Government
Agency Securities
(Cost $362,010)		362,533

Total Investments 98.3%
(Cost $2,571,767)		2,822,871
Other Assets Less Liabilities 1.7%		47,690

Net Assets 100.0%		$2,870,561

Seligman International Growth Portfolio

Common Stocks 96.6%

Brazil 3.8%

Empresa Brasileira de Aeronautica “Embraer”
(ADR) (Capital Goods)	2,500	shs.	$87,575
Uniao de Bancos Brasileiros Unibanco
(GDR) (Banks)	1,800		44,910

			132,485

Canada 2.2%

Research In Motion* (Communications Equipment)	900		60,161
Talisman Energy (Energy)	300		16,980

			77,141

Finland 0.2%

Nokia (Communications Equipment)	398		6,875

France 19.8%

Alcatel* (Communications Equipment)	2,000		25,728
AXA (Insurance)	1,500		32,072
BNP Paribas* (Banks)	800		50,317
Club Mediterranee* (Hotels, Restaurants
and Leisure)	800		29,906
Essilor International (Health Care)	600		30,995
France Telecom (Telecommunication Services)	1,300		37,116
M6 Metropole Television (Media)	1,500		49,176

France (continued)

Pinault-Printemps-Redoute* (Retailing)	678	shs	$65,478
Renault* (Automobiles and Components)	700		48,243
Rodriguez Group (Consumer Durables
and Apparel)	700		39,071
Total* (Energy)	500		92,858
Unibail (Real Estate)	500		46,839
Vivendi Universal* (Media)	3,100		75,266
Wanadoo* (Software and Services)	8,179		66,983

			690,048

Germany 15.3%

Allianz (Insurance)	700		88,267
Bayerische Motoren Werke “BMW”
(Automobiles and Components)	1,550		71,770
Deutsche Bank (Diversified Financials)	500		41,389
Muenchener Rueckversicherungs-
Gesellschaft* (Insurance)	685		82,958
SAP (Software and Services)	400		67,105
Schering (Health Care)	1,400		70,822
Siemens (Capital Goods)	1,400		112,010

			534,321

_____________
††
Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.

*	Non-income producing security.
ADR — American Depository Receipts.
GDR — Global Depository Receipts.
See Notes to Financial Statements.

40

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman International Growth Portfolio (continued)

	Shares	Value
Hong Kong 4.9%

China Merchants Holdings International
(Capital Goods)	32,000	$42,042
CNOOC (Energy)	31,500	61,874
Techtronic Industries (Consumer Durables
and Apparel)	24,000	66,463

		170,379

Ireland 1.4%

Elan (ADR)* (Health Care)	2,100	14,469
Ryanair Holdings (ADR)* (Transportation)	700	35,389

		49,858

Israel 0.8%

Teva Pharmaceutical Industries (ADR)
(Health Care)	500	28,352

Japan 6.9%

Dentsu (Media)	7	35,283
Fast Retailing (Retailing)	500	30,382
Ito-Yokado (Consumer Staples)	500	15,728
Japan Tobacco (Consumer Staples)	4	29,309
KDDI (Telecommunication Services)	6	34,387
Matsushita Electric Industrial (Consumer
Durables and Apparel)	3,000	41,499
Shin-Etsu Chemical (Chemicals)	700	28,618
Sumitomo Electric Industries (Capital Goods)	3,000	26,826

		242,032

Netherlands 4.1%

ASML Holding* (Semiconductors and
Semiconductor Equipment)	2,677	53,660
European Aeronautic Defence and Space
(Capital Goods)	3,064	72,770
Koninklijke Numico* (Consumer Staples)	600	16,563

		142,993

Russia 2.3%

MMC Norilsk Nickel (ADR)
(Metals and Mining)	1,200	79,800

South Africa 1.0%

Telkom Group (Telecommunication Services)	3,200	33,219

South Korea 2.1%

Kia Motors (Automobiles and Components)	4,090	37,416
Samsung Electronics (GDR)†
(Semiconductors and Semiconductor
Equipment)	200	37,600

		75,016

	Shares	Value
Sweden 4.6%

Atlas Copco (Capital Goods)	2,650	$94,869
Telefonaktiebolaget LM Ericsson (ADR)
(Communications Equipment)	3,800	67,260

		162,129

Switzerland 7.7%

ABB* (Capital Goods)	20,570	103,239
Credit Suisse Group (Diversified Financials)	1,366	49,957
Roche Holding (Health Care)	1,132	114,133

		267,329

United Kingdom 19.5%

AstraZeneca (Health Care)	1,300	62,191
BP (ADR) (Energy)	500	24,675
British Airways* (Transportation)	11,900	49,388
Burberry Group (Consumer Durables
and Apparel)	12,393	80,856
The Carphone Warehouse Group* (Retailing)	35,800	94,260
Compass Group (Hotels, Restaurants and
Leisure)	11,300	76,650
Corus Group* (Metals and Mining)	38,000	20,350
EMI Group (Media)	17,000	48,174
Imperial Tobacco Group (Consumer Staples)	1,700	33,380
Kingfisher (Retailing)	13,347	66,353
lastminute.com* (Software and Services)	3,405	13,524
Rolls-Royce Group (Capital Goods)	10,588	33,500
Vodafone Group (Telecommunication
Services)	30,700	75,899

		679,200

Total Investments 96.6%
(Cost $2,966,870)		3,371,177
Other Assets Less Liabilities 3.4%		119,088

Net Assets 100.0%		$3,490,265

________________
* Non-income producing security.
† Rule 144A security.
ADR - American Depository Receipts.
GDR - Global Depository Receipts.
See Notes to Financial Statements.

41

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Investment Grade Fixed Income Portfolio (continued)

	Principal
	Amount	Value
Corporate Bonds 50.2%

Automobiles and Components 3.8%

Delphi 6.50%, 8/15/2013	$25,000	$26,301
Ford Motor:
5.625%, 10/1/2008	90,000	92,489
7%, 10/1/2013	50,000	52,827
General Motors 8.25%, 7/15/2023	50,000	56,916

		228,533

Capital Goods 2.7%

General Electric 5%, 2/1/2013	100,000	101,317
Raytheon 4.85%, 1/15/2011	60,000	60,168

		161,485

Consumer Staples 6.8%

Anheuser-Busch 4.625%, 2/1/2015	25,000	24,448
Coca-Cola Enterprises 4.25%, 9/15/2010	15,000	15,014
Fortune Brand 2.875%, 12/1/2006	40,000	40,275
General Mills 2.625%, 10/24/2006	160,000	159,229
Kellogg 2.875%, 6/1/2008	105,000	101,487
Procter & Gamble 6.875%, 9/15/2009	60,000	69,395

		409,848

Diversified Financials 18.8%

Allstate 6.125%, 12/15/2032	15,000	15,477
American General Finance 3%, 11/15/2006	90,000	90,638
Bank of America 4.375%, 12/1/2010	55,000	55,220
Capital One Bank 4.875%, 5/15/2008	80,000	82,413
CIT Group 4.75%, 12/15/2010	55,000	55,425
Citigroup 6%, 10/31/2033	90,000	90,302
Franklin Resources 3.70%, 4/15/2008	25,000	24,889
General Electric Capital 4.25%, 12/1/2010	20,000	19,930
General Motors Acceptance 4.375%,
12/10/2007	160,000	161,790
Goldman Sachs Group 4.75%, 7/15/2013	65,000	63,467
International Lease Finance 4.375%,
11/1/2009	80,000	80,696
Marshall & Ilsley Bank 5.25%, 9/4/2012	35,000	36,761
MBNA 4.625%, 9/15/2008	35,000	35,959
Merrill Lynch:
3.70%, 4/21/2008	40,000	40,301
4.50%, 11/4/2010	55,000	55,605
MetLife 5%, 11/24/2013	55,000	54,717
Nisource Finance 3.20%, 11/1/2006	35,000	35,306
SLMA 4%, 1/15/2009	50,000	50,400
US Bank National Association 2.85%,
11/15/2006	80,000	80,442

		1,129,738

	Principal
	Amount	Value
Health Care 0.7%

UnitedHealth Group 3.30%, 1/30/2008	$45,000	$44,835

Media 4.0%

Cox Communicaitons 7.75%, 11/1/10	30,000	35,786
Time Warner:
9.15%, 2/1/2023	90,000	116,770
7.625%, 4/15/2031	75,000	86,856

		239,412

Real Estate 2.9%

Centex 5.125%, 10/1/2013	50,000	49,393
Pulte Homes 6.375%, 5/15/2033	45,000	43,946
Rouse 5.375%, 11/26/2013	35,000	34,883
Simon Property Group 6.35%, 8/28/2012	45,000	48,982

		177,204

Retailing 0.8%

Safeway 4.125%, 11/1/2008	50,000	49,835

Telecommunication Services 8.6%

AT&T 8.75%, 11/15/2031†	75,000	87,945
AT&T Broadband 9.455%, 11/15/2022	25,000	33,965
AT&T Wireless 8.75%, 3/1/2031	35,000	43,337
Bellsouth Telecommunications 5.875%,
1/15/2009	60,000	65,660
Sprint Capital:
7.125%, 1/30/2006	155,000	167,787
8.375%, 3/15/2012	50,000	58,508
Verizon Wireless 5.375%, 12/15/2006	55,000	58,739

		515,941

Utilities 1.1%

Consolidated Edison 5.875%, 4/1/2033	10,000	10,168
Dominion Resources 6.75%, 12/15/2032	30,000	32,197
Duke Energy 5.30%, 10/1/2015	25,000	25,385

		67,750

Total Corporate Bonds

(Cost $2,986,559)		3,024,581

Government Agency Securities 32.5%

Mortgage-Backed Securities†† 32.5%

FHLMC GOLD:
4.50%, 11/1/2007	178,540	182,612
6%, 11/1/2010	13,184	13,806
5.50%, 6/1/2018	51,903	53,864
8%, 12/1/2023	8,302	9,071
5.50%, 4/1/2029	100,839	102,500

_____________
†	Rule 144A security.
††
Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of theunderlying instruments, the average life may be less than the original maturity. This, in turn, may impact the ultimate yield realized from these investments.

See Notes to Financial Statements.

42

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Investment Grade Fixed Income Portfolio (continued)

	Principal
	Amount
	or Shares	Value
Mortgage-Backed Securities†† (continued)

FHLMC GOLD (continued):
6.50%, 7/1/2032	$276,300	$289,514
6%, 12/1/2032	213,792	221,087
6%, 3/1/2033	230,000	237,849
5%, 8/1/2033	49,097	48,503
FNMA:
7%, 7/1/2008	32,859	35,158
7%, 2/1/2012	14,326	15,329
8.50%, 9/1/2015	9,538	10,451
6.50%, 5/1/2017	85,820	91,106
5.50%, 2/1/2018	84,629	87,826
6%, 3/1/2018	30,272	31,798
7%, 1/1/2032	44,606	47,243
7%, 5/1/2032	122,406	129,642
6.50%, 7/1/2032	101,532	106,233
6%, 3/1/2033	132,520	137,088
5.50%, 8/1/2033	106,151	107,620

Total Government Agency Securities
(Cost $1,954,881)		1,958,300

	Principal
	Amount
	or Shares	Value
Asset-Backed Securities†† 3.0%

Aerospace and Defense 3.0%

Peco Energy Transition Trust 6.05%,
3/1/2009	$100,000	$108,406
PP&L Transition 6.83%, 3/25/2007	69,570	72,101

Total Asset-Backed Securities
(Cost $169,489)		180,507

Repurchase Agreement 13.3%

State Street Bank & Trust, 0.72%,
dated 12/31/2003, maturing
1/2/2004, in the amount of
$800,032, collateralized by:
$755,000 US Treasury Notes
5%, 2/15/2011, with a fair
market value of $824,838
(Cost $800,000)	800,000	800,000

Total Investments 99.0%
(Cost $5,910,929)		5,963,388

Other Assets Less Liabilities 1.0%		61,987

Net Assets 100.0%		$6,025,375

Seligman Large-Cap Growth Portfolio

Common Stocks 94.0%

Automobiles and Components 0.5%

Harley-Davidson	250	shs.	$11,883

Biotechnology 5.8%

Amgen*	1,200		74,160
Biogen Idec*	500		18,392
Genentech*	200		18,714
Genzyme*	300		14,807
MedImmune*	800		20,336

			146,409

Capital Goods 9.4%

3M	200		17,006
Eaton	300		32,394
General Electric	3,550		109,979
Illinois Tool Works	200		16,782
Tyco International	2,300		60,950

			237,111

Chemicals 4.3%

Dow Chemical	1,700		70,669
Praxair	1,000		38,200

			108,869

Communications Equipment 6.5%

Cisco Systems*	3,600	shs.	$87,480
Motorola	2,400		33,768
QUALCOMM*	800		43,120

			164,368

Computers and Peripherals 4.6%

Dell*	1,100		37,345
Hewlett-Packard	600		13,782
International Business Machines	700		64,876

			116,003

Consumer Durables and Apparel 0.5%

NIKE (Class B)	200		13,692

Consumer Staples 5.1%

Coca-Cola	1,200		60,900
Procter & Gamble	100		9,988
Wal-Mart Stores	1,100		58,355

			129,243

Energy 1.1%

Schlumberger	500		27,360

_____________
* Non-income producing security.
††
Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This, in turn, may impact the ultimate yield realized from these investments.

See Notes to Financial Statements.

43

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Large-Cap Growth Portfolio (continued)

	Shares	Value
Financials 8.1%

Allstate	1,000	$43,020
American Express	500	24,115
American International Group	800	53,024
Citigroup	500	24,270
Goldman Sachs Group	500	49,365
Merrill Lynch	200	11,730

		205,524

Health Care Equipment and Supplies 2.6%

Boston Scientific*	400	14,704
Medtronic	800	38,888
St. Jude Medical*	200	12,270

		65,862

Health Care Providers and Services 1.4%

Cardinal Health	200	12,232
UnitedHealth Group	400	23,272

		35,504

Hotels, Restaurants and Leisure 1.7%

Carnival	600	23,838
Hilton Hotels	1,100	18,843

		42,681

Media 5.6%

Clear Channel Communications*	500	23,415
Comcast (Class A)*	500	16,427
Walt Disney	1,600	37,328
Time Warner*	2,800	50,372
Viacom (Class B)*	300	13,314

		140,856

Paper and Forest Products 1.5%

Weyerhaeuser	600	38,400

Pharmaceuticals 14.5%

Abbot Laboratories	900	41,940
Barr Laboratories*	200	15,390
Forest Laboratories*	600	37,080
Johnson & Johnson	1,200	61,992
Eli Lilly	300	21,099
Merck	300	13,860
Pfizer	3,730	131,781
Schering-Plough	1,500	26,085
Teva Pharmaceutical Industries (ADR) (Israel)	300	17,012

		366,239

	Shares or
	Principal
	Amount		Value
Retailing 5.2%

Amazon.com*	200	shs.	$10,534
Bed Bath & Beyond*	600		26,022
eBay*	200		12,923
The Home Depot	1,000		35,490
Target	1,200		46,080

			131,049

Semiconductors and Semiconductor
Equipment 4.9%

Applied Materials	600		13,467
Intel	2,500		80,137
Texas Instruments	1,000		29,380

			122,984

Software and Services 9.5%

Accenture (Class A)* (Bermuda)	1,200		31,584
Computer Associates International	500		13,670
Fiserv*	500		19,815
Microsoft*	3,600		99,054
Oracle*	2,800		36,974
SAP (ADR) (Germany)	700		29,092
Yahoo!*	200		9,035

			239,224

Transportation 1.2%

United Parcel Service (Class B)	400		29,820

Total Common Stocks
(Cost $2,234,723)			2,373,081

Repurchase Agreement 4.0%

State Street Bank & Trust, 0.72%,
dated 12/31/2003, maturing
1/2/2004, in the amount of
$100,004, collateralized by:
$100,000 US Treasury Notes
4.875%, 2/15/2012, with a fair
market value of $107,625
(Cost $100,000)	$100,000		100,000

Total Investments 98.0%
(Cost $2,334,723)			2,473,081
Other Assets Less Liabilities 2.0%			51,572

Net Assets 100.0%			$2,524,653

Seligman Large-Cap Value Portfolio

Common Stocks 97.7%

Aerospace and Defense 5.9%

Honeywell International	4,000	$133,720
United Technologies	2,000	189,540

		323,260

Automobiles and Components 2.9%

Ford Motor	10,000	shs.	$160,000

Banks 9.8%

Fannie Mae	2,300		172,638

_____________
* Non-income producing security.
ADR —American Depository Receipts.
See Notes to Financial Statements.

44

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Large-Cap Value Portfolio (continued)

	Shares	Value
Banks (continued)

FleetBoston Financial	5,040	$219,996
Washington Mutual	3,500	140,420

		533,054

Chemicals 7.8%

Dow Chemical	5,500	228,635
Praxair	5,200	198,640

		427,275

Communications Equipment 3.4%

Cisco Systems*	7,700	187,110

Computers and Peripherals 3.9%

International Business Machines	2,300	213,164

Diversified Financials 10.2%

The Bank of New York	6,500	215,280
Citigroup	3,600	174,744
J.P. Morgan Chase	4,500	165,285

		555,309

Energy 5.9%

ChevronTexaco	1,810	156,366
Transocean	3,510	162,653

		319,019

Food and Staple Retailing 2.7%

Costco Wholesale*	4,000	148,840

Health Care Equipment and Supplies 4.9%

Baxter International	4,000	122,080
Medtronic	3,000	145,830

		267,910

Household Products 1.8%

Kimberly-Clark	1,700	100,453

Industrial Conglomerates 2.3%

General Electric	4,000	123,920

Insurance 8.5%

Allstate	4,000	172,080
St. Paul Companies	4,200	166,530
UNUMProvident	7,800	123,006

		461,616

	Shares or
	Principal
	Amount		Value
Paper and Forest Products 7.1%

Georgia-Pacific	7,000	shs.	$214,690
International Paper	4,000		172,440

			387,130

Pharmaceuticals 6.3%

Pfizer	5,000		176,650
Wyeth	3,900		165,555

			342,205

Retailing 5.5%

J.C. Penney	8,000		210,240
Sears, Roebuck	2,000		90,980

			301,220

Tobacco 4.0%

Altria Group	4,000		217,680

Transportation 1.3%

CSX	2,000		71,880

Utilities 3.5%

AES	20,000		188,800

Total Common Stocks

(Cost $4,766,206)			5,329,845

Repurchase Agreement 1.8%

State Street Bank & Trust, 0.72%,
dated 12/31/2003, maturing
1/2/2004, in the amount of
$100,004, collateralized by:
$100,000 US Treasury Notes
4.875%, 2/15/2012, with a fair
market value of $107,625
(Cost $100,000)	$100,000		100,000

Total Investments 99.5%
(Cost $4,866,206)			5,429,845

Other Assets Less Liabilities 0.5%			25,823

Net Assets 100.0%			$5,455,668

Seligman Small-Cap Value Portfolio

Common Stocks 105.4%

Aerospace and Defense 1.8%

Cubic	185,000	$4,255,000

Chemicals 13.0%

Cabot	160,000	5,094,400
Crompton	630,000	4,517,100
Lyondell Chemical	320,000	5,424,000

Chemicals (continued)

Minerals Technologies	80,000	shs.	$4,740,000
NOVA Chemicals (Canada)	210,000		5,659,500
Olin	250,000		5,015,000

			30,450,000

_____________
* Non-income producing security.
See Notes to Financial Statements.

45

Seligman Portfolios, Inc.

Portfolios of Investments
December 31, 2003

Seligman Small-Cap Value Portfolio (continued)

	Shares	Value
Commercial Services and Supplies 8.0%

Brink’s	246,272	$5,568,210
Korn/Ferry International	480,000	6,403,200
Sotheby’s Holdings (Class A)*	500,000	6,830,000

		18,801,410

Consumer Staples 6.2%

American Italian Pasta*	125,000	5,237,500
Bunge	150,000	4,938,000
Constellation Brands (Class B)*	130,000	4,280,900

		14,456,400

Containers and Packaging 2.5%

Smurfit-Stone Container*	320,000	5,937,600

Energy 3.5%

Hanover Compressor*	330,000	3,679,500
Universal Compression Holdings*	174,100	4,554,456

		8,233,956

Financials 7.7%

W.R. Berkley	140,000	4,893,000
Commercial Federal	170,000	4,540,700
Montpelier Re Holdings*	120,000	4,404,000
The PMI Group	110,000	4,095,300

		17,933,000

Health Care Equipment
and Supplies 2.0%

Edwards Lifesciences*	155,000	4,662,400

Health Care Providers
and Services 9.3%

Andrx*	260,000	6,251,700
Apria Healthcare Group*	150,000	4,270,500
Oxford Health Plans*	110,000	4,785,000
Select Medical*	400,000	6,512,000

		21,819,200

Household Durables 5.2%

Furniture Brands International*	190,000	5,572,700
Harman International Industries	90,000	6,658,200

		12,230,900

Machinery 6.1%

Mueller Industries*	150,000	5,154,000
Navistar International	100,000	4,789,000
Stewart & Stevenson Services	310,000	4,355,500

		14,298,500

Media 1.9%

Cadmus Communications	363,450	4,561,298

Metals and Mining 2.3%

Peabody Energy	130,000	5,422,300

	Shares or
	Principal
	Amount	Value

Paper and Forest Products 2.3%

Bowater	115,000 shs.$	5,325,650

Pharmaceuticals and Biotechnology 9.0%

Enzon*	380,000	4,548,600
Eon Labs*	100,000	5,094,000
Pharmacopeia*	360,000	5,135,400
Protein Design Labs*	350,000	6,300,000

		21,078,000

Retailing 9.5%

American Eagle Outfitters*	300,000	4,921,500
Fred’s	140,000	4,336,500
Urban Outfitters*	220,000	8,149,900
The Wet Seal (Class A)*	500,000	4,950,000

		22,357,900

Semiconductors and
Semiconductor Equipment 5.6%

Agere Systems (Class A)*	2,800,000	8,540,000
Skyworks Solutions	516,000	4,484,040

		13,024,040

Software and Services 1.7%

Mentor Graphics	280,000	4,074,000

Technology Hardware and Equipment 4.7%

Extreme Networks*	600,000	4,332,000
Trimble Navigation*	180,000	6,681,600

		11,013,600

Transportation 3.1%

Continental Airlines*	230,000	3,742,100
J.B. Hunt Transport Services*	130,000	3,510,650

		7,252,750

Total Common Stocks
(Cost $192,100,250)		247,187,904

Repurchase Agreement 1.3%

State Street Bank & Trust, 0.72%,
dated 12/31/2003, maturing
1/2/2004, in the amount of
$3,100,124, collateralized by:
$2,970,000 US Treasury Notes
4.875%, 2/15/2012, with a fair
market value of $3,196,463
(Cost $3,100,000)	$3,100,000	3,100,000

Total Investments 106.7%
(Cost $195,200,250)		250,287,904
Other Assets Less Liabilities (6.7)%		(15,784,946)

Net Assets 100.0%		$234,502,958

________________
* Non-income producing security.
See Notes to Financial Statements.

46

Seligman Portfolios, Inc.

Statements of Assets and Liabilities
December 31, 2003

	Seligman Capital Portfolio	Seligman Cash Management Portfolio	Seligman Common Stock Portfolio	Seligman Communications and Information Portfolio	Seligman Frontier Portfolio
Assets:

Investments, at value* (see portfolios of investments):
Long-term holdings	$16,193,143	$—	$12,044,016	$73,206,195	$7,424,284
Repurchase agreements	600,000	950,000	250,000	600,000	100,000
Other short-term holdings	—	3,193,468	—	—	—

Total Investments	16,793,143	4,143,468	12,294,016	73,806,195	7,524,284
Cash**	28,474	41,135	18,127	315,874	43,484
Receivable for securities sold	79,645	—	—	545,471	22,097
Dividends and interest receivable	3,661	19	9,572	19,793	629
Receivable for Capital Stock sold	2,122	—	—	12,604	—
Receivable from associated companies	130	87	115	393	90
Other	488	4,717	393	2,216	231

Total Assets	16,907,663	4,189,426	12,322,223	74,702,546	7,590,815

Liabilities:

Payable for securities purchased	25,025	—	—	310,536	59,157
Management fee payable	5,560	1,451	4,093	46,578	4,721
Distribution and service fees payable	2,523	—	—	6,835	—
Payable for Capital Stock redeemed	1,016	136,365	68	79,701	64
Accrued expenses and other	34,712	17,865	21,229	76,219	24,155

Total Liabilities	68,836	155,681	25,390	519,869	88,097

Net Assets	$16,838,827	$4,033,745	$12,296,833	$74,182,677	$7,502,718

Composition of Net Assets:

Capital Stock, $0.001 at par	$1,496	$4,036	$1,265	$6,391	$559
Additional paid-in capital	28,185,360	4,029,709	15,586,147	118,262,650	7,832,830
Undistributed/accumulated net investment income (loss)	(4,906)	—	103,128	(4,529)	(3,800)
Accumulated net realized loss	(13,966,694)	—	(4,669,779)	(50,668,139)	(1,888,705)
Net unrealized appreciation of investments	2,623,571	—	1,276,072	6,586,304	1,561,834

Net Assets	$16,838,827	$4,033,745	$12,296,833	$74,182,677	$7,502,718

Class 1	$12,485,709	$4,033,745	$12,296,833	$62,902,578	$7,502,718
Class 2	4,353,118			$11,280,099
Shares of Capital Stock Outstanding:
Class 1	1,107,048	4,036,059	1,264,672	5,411,388	558,770

Class 2	388,815			980,049

Net Asset Value per Share:

Class 1	$11.28	$1.00	$9.72	$11.62	$13.43
Class 2	$11.20			$11.51

_____________
* Cost of investments are as follows:	$14,169,572	$4,143,468	$11,017,944	$67,218,016	$5,962,450
** Includes foreign currencies as follows:	—	—	—	$287,606	—
See Notes to Financial Statements.

47

Seligman Portfolios, Inc.

Statements of Assets and Liabilities
December 31, 2003

	Seligman Global Growth Portfolio	Seligman Global Smaller Companies Portfolio	Seligman Global Technology Portfolio	Seligman High-Yield Bond Portfolio	Seligman Income and Growth Portfolio
Assets:

Investments, at value* (see portfolios of investments):
Long-term holdings	$2,750,148	$6,514,639	$11,890,578	$7,361,433	$2,822,871
Options purchased, at value* (see portfolios of investments)	—	—	6,480	—	—
Repurchase agreements	—	—	—	200,000	—

Total Investments	2,750,148	6,514,639	11,897,058	7,561,433	2,822,871
Cash**	132,756	37,577	813,075	26,121	52,069
Receivable for securities sold	54	84,202	34,881	—	—
Interest and dividends receivable	5,799	6,279	3,012	153,048	12,194
Receivable from the Manager (Note 5)	7,728	9,039	14,162	—	2,209
Unrealized appreciation on forward currency contracts	5	52	371	—	—
Receivable from associated companies	67	84	—	1,308	70
Other	85	193	478	265	109

Total Assets	2,896,642	6,652,065	12,763,037	7,742,175	2,889,522

Liabilities:

Payable for securities purchased	7,418	18,610	180,936	—	—
Management fee payable	2,365	5,453	10,516	3,253	971
Distribution and service fees payable	—	—	946	—	—
Payable for Capital Stock redeemed	66	36	15,369	32	—
Unrealized depreciation on forward currency contracts	—	9,606	182	—	—
Accrued expenses and other	17,639	31,135	37,799	18,484	17,990

Total Liabilities	27,488	64,840	245,748	21,769	18,961

Net Assets	$2,869,154	$6,587,225	$12,517,289	$7,720,406	$2,870,561

Composition of Net Assets:

Capital Stock, $0.001 at par	$723	$599	$1,039	$1,450	$332
Additional paid-in capital	4,563,097	7,558,524	25,563,780	20,153,955	3,310,635
Undistributed/accumulated net investment income (loss)	7,559	14,840	(3,402)	613,507	48,080
Accumulated net realized loss	(2,019,871)	(1,525,969)	(14,572,437)	(13,553,687)	(739,590)
Net unrealized appreciation of investments	219,032	358,035	1,275,758	505,181	251,104
Net unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	98,614	181,196	252,551	—	—

Net Assets	$2,869,154	$6,587,225	$12,517,289	$7,720,406	$2,870,561

Class 1	$2,869,154	$6,587,225	$10,046,985	$7,720,406	$2,870,561
Class 2			$2,470,304
Shares of Capital Stock Outstanding:
Class 1	723,441	599,230	833,167	1,450,184	331,821

Class 2			205,859

Net Asset Value per Share:

Class 1	$3.97	$10.99	$12.06	$5.32	$8.65
Class 2			$12.00

_____________
* Cost of investments are as follows:	$2,433,082	$5,966,266	$10,368,449	$7,056,252	$2,571,767
** Includes foreign currencies as follows:	—	$13,794	$247,733	—	—
See Notes to Financial Statements.

48

Seligman Portfolios, Inc.

Statements of Assets and Liabilities
December 31, 2003

	Seligman International Growth Portfolio	Seligman Investment Grade Fixed Income Portfolio	Seligman Large-Cap Growth Portfolio	Seligman Large-Cap Value Portfolio	Seligman Small-Cap Value Portfolio
Assets:

Investments, at value* (see portfolios of investments):
Long-term holdings	$3,371,177	$5,163,388	$2,373,081	$5,329,845	$247,187,904
Repurchase agreements	—	800,000	100,000	100,000	3,100,000

Total Investments	3,371,177	5,963,388	2,473,081	5,429,845	250,287,904
Cash**	146,039	35,915	47,956	27,829	36,659
Receivable for securities sold	—	—	12,336	—	—
Interest and dividends receivable	9,496	47,969	2,654	12,862	99,037
Receivable for Capital Stock sold	—	—	—	—	610,139
Receivable from the Manager (Note 5)	5,944	166	—	—	—
Unrealized appreciation on forward currency contracts	367	—	—	—	—
Receivable from associated companies	70	100	64	78	862
Other	106	299	72	155	4,739

Total Assets	3,533,199	6,047,837	2,536,163	5,470,769	251,039,340

Liabilities:

Payable for securities purchased	20,058	—	—	—	—
Management fee payable	2,898	2,587	1,453	3,551	204,015
Distribution and service fees payable	—	—	—	—	8,269
Payable for Capital Stock redeemed	—	65	—	—	16,200,751
Unrealized depreciation on forward currency contracts	14	—	—	—	—
Accrued expenses and other	19,964	19,810	10,057	11,550	123,347

Total Liabilities	42,934	22,462	11,510	15,101	16,536,382

Net Assets	$3,490,265	$6,025,375	$2,524,653	$5,455,668	$234,502,958

Composition of Net Assets:
Capital Stock, $0.001 at par	$389	$555	$401	$588	$14,483
Additional paid-in capital	6,038,441	5,378,992	5,293,767	6,424,069	179,283,179
Undistributed/accumulated net investment income (loss)	12,141	289,730	(1,790)	59,323	(2,641)
Undistributed/accumulated net realized gain (loss)	(2,966,328)	303,639	(2,906,083)	(1,591,951)	120,283
Net unrealized appreciation of investments	219,410	52,459	138,358	563,639	55,087,654
Net unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	186,212	—	—	—	—

Net Assets	$3,490,265	$6,025,375	$2,524,653	$5,455,668	$234,502,958

Class 1	$3,490,265	$6,025,375	$2,524,653	$5,455,668	$214,525,365
Class 2					$19,977,593
Shares of Capital Stock Outstanding:
Class 1	389,038	555,336	400,559	588,362	13,244,928

Class 2					1,238,287

Net Asset Value per Share:

Class 1	$8.97	$10.85	$6.30	$9.27	$16.20
Class 2					$16.13

_____________
* Cost of investments are as follows:	$2,966,870	$5,910,929	$2,334,723	$4,866,206	$195,200,250
** Includes foreign currencies as follows:	$11	—	—	—	—
See Notes to Financial Statements.

49

Seligman Portfolios, Inc.

Statements of Operations
For the Year Ended December 31, 2003

	Seligman Capital Portfolio	Seligman Cash Management Portfolio	Seligman Common Stock Portfolio	Seligman Communications and Information Portfolio	Seligman Frontier Portfolio
Investment Income:

Dividends*	$67,317	$—	$192,685	$126,697	$19,588
Interest	4,449	67,387	1,744	25,642	532

Total Investment Income	71,766	67,387	194,429	152,339	20,120

Expenses:

Management fees	58,817	24,635	47,171	491,247	51,955
Shareholder account services	26,012	—	—	40,945	—
Custody and related services	15,922	2,922	11,787	35,315	35,625
Auditing fees	14,651	9,935	13,095	44,946	10,152
Distribution and service fees — Class 2	8,529	—	—	22,594	—
Directors’ fees and expenses	6,552	5,376	6,506	7,714	6,156
Shareholder reports and communications	5,892	850	—	6,029	4,905
Shareholders’ meeting	5,117	3,657	4,729	15,256	3,501
Registration	4,052	188	585	7,985	3,684
Legal fees	815	521	704	5,027	578
Miscellaneous	2,824	2,732	1,920	7,431	1,753

Total Expenses Before Reimbursement	149,183	50,816	86,497	684,489	118,309

Reimbursement of expenses (Note 5)	(19,733)	(7,693)	—	—	(1,628)
Total Expenses After Reimbursement	129,450	43,123	86,497	684,489	116,681

Net Investment Income (Loss)	(57,684)	24,264	107,932	(532,150)	(96,561)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:

Net realized gain (loss) on investments and foreign currency transactions	2,526,116	12	158,900	(3,024,939)	320,925
Net change in unrealized appreciation/ depreciation of investments	2,070,339	—	2,390,364	27,327,664	2,037,620

Net Gain on Investments and Foreign Currency Transactions	4,596,455	12	2,549,264	24,302,725	2,358,545

Increase in Net Assets From Operations	$4,538,771	$24,276	$2,657,196	$23,770,575	$2,261,984

_____________
* Net of foreign tax withheld as follows:	$118	—	$1,183	$1,584	$73
See Notes to Financial Statements.

50

Seligman Portfolios, Inc.

Statements of Operations
For the Year Ended December 31, 2003

	Seligman Global Growth Portfolio	Seligman Global Smaller Companies Portfolio	Seligman Global Technology Portfolio	Seligman High-Yield Bond Portfolio	Seligman Income and Growth Portfolio

Investment Income:

Dividends*	$51,219	$85,414	$52,182	$9,322	$28,314
Interest	—	1,656	1,360	687,575	56,063

Total Investment Income	51,219	87,070	53,542	696,897	84,377

Expenses:

Management fees	25,234	58,169	113,764	38,144	12,385
Shareholder account services	—	—	26,969	—	—
Custody and related services	50,931	152,169	83,234	25,027	29,764
Auditing fees	8,039	11,515	18,253	10,633	7,948
Distribution and service fees — Class 2	—	—	3,024	—	—
Directors’ fees and expenses	6,129	6,573	6,185	6,141	6,245
Shareholder reports and communications	49	134	5,983	213	24
Shareholders’ meeting	3,594	5,623	4,390	3,763	2,718
Registration	676	1,001	9,548	487	673
Legal fees	641	905	1,353	1,168	740
Miscellaneous	1,265	1,188	2,266	1,862	880

Total Expenses Before Reimbursement	96,558	237,277	274,969	87,438	61,377

Reimbursement of expenses (Note 5)	(57,588)	(140,830)	(89,270)	(8,543)	(29,640)
Total Expenses After Reimbursement	38,970	96,447	185,699	78,895	31,737

Net Investment Income (Loss)	12,249	(9,377)	(132,157)	618,002	52,640

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:

Net realized gain (loss) on investments**	(91,388)	437,205	(520,525)	631,402	80,038

Net realized gain from foreign currency transactions	208,321	396,450	366,397	—	—
Net change in unrealized appreciation/depreciation of investments	559,647	1,240,748	3,839,607	372,723	335,955
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	(32,111)	(50,883)	8,563	—	—

Net Gain on Investments and Foreign Currency Transactions	644,469	2,023,520	3,694,042	1,004,125	415,993

Increase in Net Assets From Operations	$656,718	$2,014,143	$3,561,885	$1,622,127	$468,633

_____________
* Net of foreign tax withheld as follows:	$3,840	$6,062	$7,185	—	$189
** Net of/including foreign capital gains tax as follows:	$1,774	$21,481	$4,534	—	—
See Notes to Financial Statements.

51

Seligman Portfolios, Inc.

Statements of Operations
For the Year Ended December 31, 2003

	Seligman International Growth Portfolio	Seligman Investment Grade Fixed Income Portfolio	Seligman Large-Cap Growth Portfolio	Seligman Large-Cap Value Portfolio	Seligman Small-Cap Value Portfolio

Investment Income:

Dividends*	$72,447	$—	$21,885	$115,699	$1,184,948
Interest	139	340,914	488	182	14,886

Total Investment Income	72,586	340,914	22,373	115,881	1,199,834

Expenses:

Management fees	31,442	34,762	14,671	36,847	1,617,110
Shareholder account services	—	—	—	—	38,292
Custody and related services	55,590	18,837	3,969	1,972	46,647
Auditing fees	8,409	11,382	7,297	8,770	95,317
Distribution and service fees — Class 2	—	—	—	—	23,613
Directors’ fees and expenses	6,453	6,381	5,630	5,788	9,719
Shareholder reports and communications	—	434	105	354	7,340
Shareholders’ meeting	3,958	4,158	2,416	2,980	28,426
Registration	504	805	530	537	14,605
Legal fees	686	627	421	411	5,880
Miscellaneous	1,298	1,676	1,320	1,573	11,067

Total Expenses Before Reimbursement	108,340	79,062	36,359	59,232	1,898,016

Reimbursement of expenses (Note 5)	(56,665)	(5,213)	(9,243)	(5,055)	—
Total Expenses After Reimbursement	51,675	73,849	27,116	54,177	1,898,016

Net Investment Income (Loss)	20,911	267,065	(4,743)	61,704	(698,182)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:

Net realized gain (loss) on investments**	7,968	437,101	(31,852)	(709,138)	1,055,638

Net realized gain from foreign currency transactions	385,990	—	—	—	—
Net change in unrealized appreciation/depreciation of investments	532,044	(263,962)	597,045	1,985,907	67,969,249
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	(48,891)	—	—	—	—
Net Gain on Investments and Foreign
Currency Transactions	877,111	173,139	565,193	1,276,769	69,024,887

Increase in Net Assets From Operations	$898,022	$440,204	$560,450	$1,338,473	$68,326,705

_____________
* Net of foreign tax withheld as follows:	$8,507	—	$64	—	$7,496
** Net of foreign capital gains tax as follows:	$4,600	—	—	—	—
See Notes to Financial Statements.

52

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Capital Portfolio		Seligman Cash Management Portfolio		Seligman Common Stock Portfolio

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,

	2003	2002	2003	2002	2003	2002

Operations:
Net investment income (loss)	$(57,684)	$(102,960)	$24,264	$92,373	$107,932	$162,686
Net realized gain (loss) on investments	2,526,116	(6,963,490)	12	—	158,900	(2,992,585)
Net change in unrealized appreciation/ depreciation of investments	2,070,339	(1,896,671)	—	—	2,390,364	(2,999,136)

Increase (Decrease) in Net Assets From Operations	4,538,771	(8,963,121)	24,276	92,373	2,657,196	(5,829,035)

Distributions to Shareholders:

Net investment income — Class 1*	—	—	(24,264)	(92,373)	(160,989)	(162,643)
Net realized short-term gain n investments — Class 1*	—	—	(12)	(2,266)	—	—

Decrease in Net Assets From Distributions	—	—	(24,276)	(94,639)	(160,989)	(162,643)

Capital Share Transactions:

Proceeds from sale of shares:
Class 1	552,547	885,131	4,805,482	10,885,722	2,569,547	3,534,348
Class 2	887,457	1,444,804	—	—	—	—
Value of shares issued in payment of:
Dividends — Class 1	—	—	24,264	92,373	160,989	162,643

Gain distributions — Class 1	—	—	12	2,266	—	—

Total	1,440,004	2,329,935	4,829,758	10,980,361	2,730,536	3,696,991

Cost of shares redeemed:
Class 1	(3,348,021)	(5,885,787)	(8,665,691)	(15,319,579)	(5,860,627)	(8,530,462)
Class 2	(516,029)	(898,718)	—	—	—	—

Total	(3,864,050)	(6,784,505)	(8,665,691)	(15,319,579)	(5,860,627)	(8,530,462)

Decrease in Net Assets From Capital Share Transactions	(2,424,046)	(4,454,570)	(3,835,933)	(4,339,218)	(3,130,091)	(4,833,471)

Increase (Decrease) in Net Assets	2,114,725	(13,417,691)	(3,835,933)	(4,341,484)	(633,884)	(10,825,149)
Net Assets:

Beginning of year	14,724,102	28,141,793	7,869,678	12,211,162	12,930,717	23,755,866

End of Year**	$16,838,827	$14,724,102	$4,033,745	$7,869,678	$12,296,833	$12,930,717

_____________
* For tax purposes, these distributions are considered ordinary income.
** Including undistributed net investment income/(net of accumulated net investment loss) as follows:	$(4,906)	$(4,233)	—	—	$103,128	$156,185
See Notes to Financial Statements.

53

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Communications and Information Portfolio		Seligman Frontier Portfolio		Seligman Global Growth Portfolio

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,

	2003	2002	2003	2002	2003	2002

Operations:

Net investment income (loss)	$(532,150)	$(706,615)	$(96,561)	$(93,053)	$12,249	$4,789
Net realized gain (loss) on investments	(3,024,939)	(21,485,266)	320,925	(1,726,157)	(91,388)	(870,935)
Net realized gain from foreign currency transactions	—	—	—	—	208,321	57,563
Net change in unrealized appreciation/ depreciation of investments	27,327,664	(23,476,034)	2,037,620	(1,374,859)	559,647	(398,010)

Net change in unrealized appreciation/ depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	—	—	—	—	(32,111)	170,385
Increase (Decrease) in Net Assets From Operations	23,770,575	(45,667,915)	2,261,984	(3,194,069)	656,718	(1,036,208)
Capital Share Transactions:

Proceeds from sale of shares:

Class 1	3,519,194	8,745,627	2,046,225	3,047,504	1,011,244	1,564,958
Class 2	3,083,097	13,752,873	—	—	—	—

Total	6,602,291	22,498,500	2,046,225	3,047,504	1,011,244	1,564,958

Cost of shares redeemed:
Class 1	(14,902,762)	(29,204,127)	(3,894,408)	(5,938,338)	(1,432,321)	(2,554,205)
Class 2	(2,600,381)	(16,273,901)	—	—	—	—

Total	(17,503,143)	(45,478,028)	(3,894,408)	(5,938,338)	(1,432,321)	(2,554,205)

Decrease in Net Assets From Capital Share Transactions	(10,900,852)	(22,979,528)	(1,848,183)	(2,890,834)	(421,077)	(989,247)
Increase (Decrease) in Net Assets	12,869,723	(68,647,443)	413,801	(6,084,903)	235,641	(2,025,455)

Net Assets:

Beginning of year	61,312,954	129,960,397	7,088,917	13,173,820	2,633,513	4,658,968

End of Year**	$74,182,677	$61,312,954	$7,502,718	$7,088,917	$2,869,154	$2,633,513

_____________
** Including undistributed net investment income/(net of accumulated net investment loss) as follows:	$(4,529)	$(3,709)	$(3,800)	$(3,126)	$7,559	$(2,702)
See Notes to Financial Statements.

54

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Global Smaller Companies Portfolio		Seligman Global Technology Portfolio		Seligman High-Yield Bond Portfolio

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,

	2003	2002	2003	2002	2003	2002

Operations:

Net investment income (loss)	$(9,377)	$(49,120)	$(132,157)	$(172,982)	$618,002	$911,221
Net realized gain (loss) on investments	437,205	(1,587,547)	(520,525)	(5,104,672)	631,402	(2,687,333)
Net realized gain (loss) from foreign currency transactions	396,450	(32,280)	366,397	124,499	—	—
Net change in unrealized appreciation/ depreciation of investments	1,240,748	(1,071,609)	3,839,607	(1,960,769)	372,723	1,256,211
Net change in unrealized appreciation/ depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	(50,883)	486,186	8,563	377,947	—	—
Increase (Decrease) in Net Assets From Operations	2,014,143	(2,254,370)	3,561,885	(6,735,977)	1,622,127	(519,901)

Distributions to Shareholders:

Net investment income — Class 1	—	—	—	—	(910,725)	(1,401,014)
Decrease in Net Assets From Distributions	—	—	—	—	(910,725)	(1,401,014)
Capital Share Transactions:

Proceeds from sale of shares:
Class 1	2,015,563	3,476,932	111,955	3,577,246	4,138,732	5,211,833
Class 2	—	—	9,613,546	8,528,574	—	—
Value of shares issued in payment of:
Dividends — Class 1	—	—	—	—	910,725	1,401,014

Total	2,015,563	3,476,932	9,725,501	12,105,820	5,049,457	6,612,847

Cost of shares redeemed:
Class 1	(3,357,538)	(5,324,941)	(2,319,689)	(6,961,115)	(6,171,857)	(9,070,122)
Class 2	—	—	(9,409,491)	(9,201,732)	—	—

Total	(3,357,538)	(5,324,941)	(11,729,180)	(16,162,847)	(6,171,857)	(9,070,122)

Decrease in Net Assets From Capital Share Transactions	(1,341,975)	(1,848,009)	(2,003,679)	(4,057,027)	(1,122,400)	(2,457,275)
Increase (Decrease) in Net Assets	672,168	(4,102,379)	1,558,206	(10,793,004)	(410,998)	(4,378,190)
Net Assets:

Beginning of year	5,915,057	10,017,436	10,959,083	21,752,087	8,131,404	12,509,594

End of Year**	$6,587,225	$5,915,057	$12,517,289	$10,959,083	$7,720,406	$8,131,404

_____________
** Including undistributed net investment income/(net of accumulated net investment loss) as follows:	$14,840	$(3,211)	$(3,402)	$(2,750)	$613,507	$907,315
See Notes to Financial Statements.

55

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Income and Growth Portfolio		Seligman International Growth Portfolio		Seligman Investment Grade Fixed Income Portfolio

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,

Operations:	2003	2002	2003	2002	2003	2002

Net investment income	$52,640	$74,537	$20,911	$19,890	$267,065	$313,401
Net realized gain (loss) on investments	80,038	(409,240)	7,968	(1,024,863)	437,101	145,230
Net realized gain from foreign currency transactions	—	—	385,990	116,696	—	—
Net change in unrealized appreciation/ depreciation of investments	335,955	(157,141)	532,044	(158,902)	(263,962)	293,181

Net change in unrealized appreciation/ depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts	—	—	(48,891)	305,018	—	—

Increase (Decrease) in Net Assets From Operations	468,633	(491,844)	898,022	(742,161)	440,204	752,712

Distributions to Shareholders:

Net investment income — Class 1	(73,431)	(156,414)	—	—	(311,958)	(362,852)

Decrease in Net Assets From Distributions	(73,431)	(156,414)	—	—	(311,958)	(362,852)

Capital Share Transactions:

Proceeds from sale of shares:
Class 1	881,516	1,640,013	1,681,676	2,364,454	2,719,078	4,916,541
Value of shares issued in payment of:
Dividends — Class 1	73,431	156,414	—	—	311,958	362,852
Total	954,947	1,796,427	1,681,676	2,364,454	3,031,036	5,279,393

Cost of shares redeemed:
Class 1	(1,766,315)	(2,320,229)	(2,404,051)	(3,100,763)	(6,200,744)	(3,704,996)

Total	(1,766,315)	(2,320,229)	(2,404,051)	(3,100,763)	(6,200,744)	(3,704,996)

Increase (Decrease) in Net Assets From Capital Share Transactions	(811,368)	(523,802)	(722,375)	(736,309)	(3,169,708)	1,574,397

Increase (Decrease) in Net Assets	(416,166)	(1,172,060)	175,647	(1,478,470)	(3,041,462)	1,964,257
Net Assets:

Beginning of year	3,286,727	4,458,787	3,314,618	4,793,088	9,066,837	7,102,580

End of Year**	$2,870,561	$3,286,727	$3,490,265	$3,314,618	$6,025,375	$9,066,837

_____________
** Including undistributed net investment income/(net of accumulated net investment loss) as follows:	$48,080	$69,035	$12,141	$(3,956)	$289,730	$308,342
See Notes to Financial Statements.

56

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Large-Cap Growth Portfolio		Seligman Large-Cap Value Portfolio		Seligman Small-Cap Value Portfolio

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,

	2003	2002	2003	2002	2003	2002

Operations:

Net investment income (loss)	$(4,743)	$(10,473)	$61,704	$71,315	$(698,182)	$(670,961)
Net realized gain (loss) on investments	(31,852)	(1,080,762)	(709,138)	(666,561)	1,055,638	1,100,535
Net change in unrealized appreciation/ depreciation of investments	597,045	(235,167)	1,985,907	(1,932,056)	67,969,249	(30,469,742)

Increase (Decrease) in Net Assets From Operations	560,450	(1,326,402)	1,338,473	(2,527,302)	68,326,705	(30,040,168)

Distributions to Shareholders:

Net investment income — Class 1*	—	—	(71,842)	(71,167)	—	—
Net realized short-term gain on investments:*
Class 1	—	—	—	—	—	(1,234,243)
Class 2	—	—	—	—	—	(106,327)
Net realized long-term gain on investments:
Class 1	—	—	—	—	(1,339,959)	(246,849)
Class 2	—	—	—	—	(115,920)	(21,265)

Decrease in Net Assets From Distributions	—	—	(71,842)	(71,167)	(1,455,879)	(1,608,684)

Capital Share Transactions:

Proceeds from sale of shares:
Class 1	1,432,727	2,188,376	2,614,729	4,846,616	89,394,163	95,584,009
Class 2	—	—	—	—	11,012,914	11,559,635
Value of shares issued in payment of:
Dividends — Class 1	—	—	71,842	71,167	—	—
Gain distributions:
Class 1	—	—	—	—	1,339,959	1,481,092
Class 2	—	—	—	—	115,920	127,592

Total	1,432,727	2,188,376	2,686,571	4,917,783	101,862,956	108,752,328

Cost of shares redeemed:
Class 1	(1,406,782)	(2,853,687)	(3,189,991)	(5,334,818)	(41,802,992)	(63,639,344)
Class 2	—	—	—	—	(4,752,318)	(6,408,057)

Total	(1,406,782)	(2,853,687)	(3,189,991)	(5,334,818)	(46,555,310)	(70,047,401)

Increase (Decrease) in Net Assets From Capital Share Transactions	25,945	(665,311)	(503,420)	(417,035)	55,307,646	38,704,927

Increase (Decrease) in Net Assets	586,395	(1,991,713)	763,211	(3,015,504)	122,178,472	7,056,075
Net Assets:

Beginning of year	1,938,258	3,929,971	4,692,457	7,707,961	112,324,486	105,268,411

End of Year**	$2,524,653	$1,938,258	$5,455,668	$4,692,457	$234,502,958	$112,324,486

_____________
* For tax purposes, these distributions are considered ordinary income.
** Including undistributed net investment income/(net of accumulated net investment loss) as follows:	$(1,790)	$(1,432)	$59,323	$69,461	$(2,641)	$(2,115)
See Notes to Financial Statements.

57

Seligman Portfolios, Inc.

Notes to Financial Statements

1.
Organization — Seligman Portfolios, Inc. (the “Fund”) is an open-end diversified management investment company consisting of 15 separate portfolios (the “Portfolios”): Seligman Capital Portfolio (“Capital Portfolio”), Seligman Cash Management Portfolio (“Cash Management Portfolio”), Seligman Common Stock Portfolio (“Common Stock Portfolio”), Seligman Communications and Information Portfolio (“Communications and Information Portfolio”), Seligman Frontier Portfolio (“Frontier Portfolio”), Seligman Global Growth Portfolio (“Global Growth Portfolio”), Seligman Global Smaller Companies Portfolio (“Global Smaller Companies Portfolio”), Seligman Global Technology Portfolio (“Global Technology Portfolio”), Seligman High-Yield Bond Portfolio (“High-Yield Bond Portfolio”), Seligman Income and Growth Portfolio, formerly Seligman Income Portfolio (“Income and Growth Portfolio”), Seligman International Growth Portfolio (“International Growth Portfolio”), Seligman Investment Grade Fixed Income Portfolio (“Investment Grade Portfolio”), Seligman Large-Cap Growth Portfolio (“Large-Cap Growth Portfolio”), Seligman Large-Cap Value Portfolio (“Large-Cap Value Portfolio”), and Seligman Small-Cap Value Portfolio (“Small-Cap Value Portfolio”), each designed to meet different investment goals. Shares of the Fund are provided as an investment medium for variable annuity and life insurance separate accounts offered by various insurance companies.

2.
Multiple Classes of Shares — The Fund offers two classes of shares. Class 1 shares do not pay a distribution and service fee (“12b-1 fee”). Class 2 shares pay an annual 12b-1 fee of up to 0.25% of average daily net assets. The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate classspecific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.
Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.
Security Valuation — Investments in US Government and Government Agency securities, bonds, asset-backed securities, convertible securities, and stocks are valued at the most current market values or, in their absence, at fair market values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at the last sales price or, in its absence and in the case of over-the-counter securities, at the mean of closing bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost. Investments held by Cash Management Portfolio are generally valued using the amortized cost method which approximates fair value. Investments of certain other funds in the Seligman Group of Investment Companies purchased to offset the Cash Management Portfolio’s liability for deferred directors’ fees are valued at current market values.

b.
Foreign Securities — The Portfolios may invest up to 10% of their total assets in foreign securities (except Global Growth Portfolio, Global Smaller Companies Portfolio, Global Technology Portfolio, and International Growth Portfolio (together, the “Seligman International Portfolios”), which may invest up to 100% of their total assets in foreign securities). Investments in foreign securities will primarily be traded in foreign currencies, and the Portfolios may temporarily hold funds in foreign currencies. The Portfolios may also invest in US dollar-denominated American Depository Receipts (“ADR”), American Depository Shares (“ADS”), European Depository Receipts (“EDR”), Global Depository Receipts (“GDR”), and Global Depository Shares (“GDS”). ADR and ADS are issued by domestic banks or trust companies and evidence ownership of securities issued by foreign corporations. ADR and ADS are traded on United States exchanges or over-the-counter and are not included in the 10% limitation. EDR, GDR, and GDS are receipts similar to ADR and ADS and are typically issued by foreign banks or trust companies and traded in Europe. The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

		(i)	market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

		(ii)	purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

The net asset values per share of Portfolios which invest in securities denominated in foreign currencies will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, to be distributed to shareholders of the Portfolios. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books, and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates. The value of cash held in foreign currencies at December 31, 2003, was substantially the same as its cost.

The Seligman International Portfolios separate that portion of the results of operations resulting from changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolios. Similarly, these Portfolios separate the effect of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c.
Forward Currency Contracts — The Seligman International Portfolios may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or other amounts receivable or

58

Seligman Portfolios, Inc.

Notes to Financial Statements

payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions. For federal income tax purposes, certain open forward currency contracts are treated as sold during the fiscal year and any gains or losses are recognized immediately. As a result, the amount of income distributable to shareholders may vary from the amount recognized for financial reporting purposes.

d.
Options — Each Portfolio is authorized to write and purchase put and call options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Gains or losses from options written are included in net realized and unrealized gain or loss on investments and foreign currency transactions. Written and purchased options are non-income producing investments.

e.
Taxes — The Portfolios’ policy is to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies and to distribute substantially all of their taxable net income and net gain realized to shareholders. Therefore, no provisions for Federal income or excise taxes are required. Withholding taxes on foreign dividends and interest, and for certain countries, taxes on the sale of foreign securities have been provided for in accordance with the Portfolios’ understanding of the applicable country’s tax rules and rates.

f.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Portfolios amortize discount and premium on debt securities. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Portfolio is informed of the dividend.

g.
Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses of a Portfolio are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include 12b-1 fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2003, 12b-1 fees were the only class-specific expenses.

h.
Repurchase Agreements — The Portfolios may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities purchased subject to repurchase agreements are deposited with the Portfolios’ custodians and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of the repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

i.
Distributions to Shareholders — The treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Portfolios.

4.
Purchases and Sales of Securities — Purchase and sales of portfolio securities, excluding options, US Government obligations and shortterm investments, for the year ended December 31, 2003, were as follows:

Portfolio	Purchases	Sales	Portfolio	Purchases	Sales

Capital	$19,941,683	$22,473,246	High-Yield Bond	$13,360,781	$14,844,602
Common Stock	14,689,053	18,142,972	Income and Growth	4,837,848	5,502,639
Communications and Information	66,635,786	72,306,434	International Growth	8,653,971	9,388,940
Frontier	7,761,872	9,685,021	Investment Grade	11,711,207	12,708,673
Global Growth	6,587,309	7,111,017	Large-Cap Growth	1,345,591	1,463,153
Global Smaller Companies	14,999,478	16,275,074	Large-Cap Value	761,737	1,448,213
Global Technology	21,206,213	23,497,575	Small-Cap Value	102,208,466	29,363,841

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Seligman Portfolios, Inc.

Notes to Financial Statements

For the year ended December 31, 2003, purchases and sales of US Government obligations were $3,759,762 and $3,991,875, respectively, for the Income and Growth Portfolio, and $23,642,896 and $26,403,353, respectively, for the Investment Grade Portfolio. Identified cost of investments sold is used for both financial reporting and federal income tax purposes.

At December 31, 2003, the cost of investments for federal income tax purposes may be greater than the cost for financial reporting purposes, primarily due to the tax deferral of losses on wash sales. The tax basis cost and gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, were as follows:

Portfolio	Tax Basis Cost	Unrealized Appreciation	Unrealized Depreciation	Portfolio	Tax Basis Cost	Unrealized Appreciation	Unrealized Depreciation

Capital	$14,169,572	$2,723,257	$99,686	High-Yield Bond	$7,083,164	$491,632	$13,363
Common Stock	11,031,903	1,573,276	311,163	Income and Growth	2,592,211	248,310	17,650
Communications and Information	67,670,801	10,736,162	4,600,768	International Growth	2,966,870	421,583	17,276
Frontier	5,962,450	1,645,713	83,879	Investment Grade	5,910,234	66,172	13,018
Global Growth	2,440,346	318,468	8,666	Large-Cap Growth	2,350,975	280,351	158,245
Global Smaller Companies	5,971,470	699,547	156,378	Large-Cap Value	4,866,206	841,090	277,451
Global Technology	10,494,306	1,880,946	478,194	Small-Cap Value	195,200,250	65,199,292	10,111,638

Transactions in options written during the year ended December 31, 2003, were as follows:

	Call Options

	Contracts	Premiums

Communications and Information Portfolio:

Options outstanding, December 31, 2002	—	—

Options written	56	$10,441
Options expired	(56)	(10,441)
Options written and outstanding, December 31, 2003	—	$—

Global Technology Portfolio:

Options outstanding, December 31, 2002	—	—
Options written	53,800	$34,439
Options terminated in closing purchase transactions	(46,800)	(29,784)
Options exercised	(7,000)	(4,655)
Options outstanding, December 31, 2003	—	$—

5.
Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. The Manager’s fee, which is calculated daily and payable monthly, is equal to 0.40%, on an annual basis, of each of Capital, Cash Management, Common Stock, Income and Growth, and Investment Grade Portfolios’ average daily net assets; equal to 0.75%, on an annual basis, of each of Communications and Information and Frontier Portfolios’ average daily net assets; and equal to 0.50%, on an annual basis, of High-Yield Bond Portfolio’s average daily net assets. The Manager’s fee for the Global Technology Portfolio is equal to 1.00% per annum of the first $2 billion of average daily net assets, 0.95% per annum of the next $2 billion of average daily net assets, and 0.90% per annum in excess of $4 billion of average daily net assets. The Manager’s fee for the Large-Cap Growth Portfolio is equal to 0.70% per annum of the first $1 billion of average daily net assets, 0.65% per annum of the next $1 billion, and 0.60% per annum in excess of $2 billion of average daily net assets of the Portfolio. The Manager’s fee for the Large-Cap Value Portfolio is equal to 0.80% per annum of the first $500 million of average daily net assets, 0.70% per annum of the next $500 million of average daily net assets, and 0.60% per annum in excess of $1 billion of average daily net assets of the Portfolio. The Manager’s fee for the Small-Cap Value Portfolio is equal to 1.00% per annum of the first $500 million of average daily net assets, 0.90% per annum of the next $500 million of average daily net assets, and 0.80% per annum in excess of $1 billion of average daily net assets of the Portfolio.

Effective September 15, 2003, in connection with engagement of a subadviser, the Manager began advising Global Growth Portfolio, Global Smaller Companies Portfolio and International Growth Portfolio (the “Subadvised Portfolios”) under an interim management agreement. Under the interim management agreement, the annual management fee rate with respect to the Global Growth Portfolio and the International Growth Portfolio was equal to 1.00% on the first $50 million of the Portfolio’s average daily net assets, 0.95% on the next $1 billion of the Portfolio’s average daily net assets, and 0.90% of the Portfolio’s average daily net assets in excess of $1.05 billion. Also, under the interim management agreement, effective September 15, 2003, the annual management fee rate with respect to Global Smaller Companies Portfolio was changed to equal 1.00% of the first $100 million of that Portfolio’s average daily net assets, and 0.90% of the Portfolio's average daily net assets in excess of $100 million. At a special meeting on December 4, 2003, shareholders of the Subadvised Portfolios approved a new management agreement that is substantially similar in all material respects to the interim management agreement. Such new management agreement became effective on December 5, 2003, and the interim management agreement terminated in accordance with its terms. Prior to September 15, 2003, the Manager’s fee for the Subadvised Portfolios was equal to 1.00% per annum of the first $1 billion of average daily net assets, 0.95% per annum of the next $1 billion of average daily net assets, and 0.90% per annum in excess of $2 billion of average daily net assets of each Portfolio.

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Seligman Portfolios, Inc.

Notes to Financial Statements

Effective August 11, 2003, the Manager agreed to reimburse expenses, other than management and 12b-1 fees, that exceed the following rates per annum of the average daily net assets of certain Portfolios, or discontinued such reimbursement:

	Rate Prior	Rate Beginning		Rate Prior	Rate Beginning
Portfolio	to 8/11/03	8/11/03	Portfolio	to 8/11/03	8/11/03

Capital	0.40%	None	High-Yield Bond	0.50%	None
Cash Management	0.30	0.30%	Income and Growth	0.55	0.75%
Common Stock	0.40	None	International Growth	0.40	1.00
Communications and Information	0.40	None	Investment Grade	0.45	0.45
Frontier	0.75	None	Large-Cap Growth	0.45	None
Global Growth	0.40	0.75	Large-Cap Value	0.40	None
Global Smaller Companies	0.40	1.00	Small-Cap Value	0.20	None
Global Technology	0.40	0.90

The amounts of these reimbursements, where applicable, for the year ended December 31, 2003, are disclosed in the Statements of Operations, and such amounts receivable from the Manager at December 31, 2003 are disclosed in the Statements of Assets and Liabilities.

Effective September 15, 2003, under an interim subadvisory agreement, Wellington Management Company, LLP (the "Subadviser"), became Subadviser to the Subadvised Portfolios and was responsible for furnishing investment advice, research and assistance with respect to the Subadvised Portfolios. Under the interim subadvisory agreement, the Manager paid the Subadviser a subadvisory fee for each of the Subadvised Portfolios determined as follows: for Global Growth Portfolio and International Growth Portfolio, the Subadviser received 0.45% on the first $50 million of each Portfolio’s average daily net assets and 0.40% of each Portfolio’s average daily net assets in excess of $50 million; for Global Smaller Companies Portfolio, the Subadviser received 0.75% on the first $100 million of the Portfolio’s average daily net assets and 0.65% of the Portfolio’s average daily net assets in excess of $100 million. At a special meeting on December 4, 2003, shareholders of the Subadvised Portfolios approved a new subadvisory agreement that is substantially similar in all material aspects to the interim subadvisory agreement. Such new subadvisory agreement became effective on December 5, 2003, and the interim agreement terminated in accordance with its terms.

Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager.

Seligman Advisors, Inc. (the “Distributor”), an affiliate of the Manager, acts as distributor of shares of the Fund and of contracts issued by variable annuity separate accounts of one insurance company and its affiliates. For the year ended December 31, 2003, the Distributor earned fees of $3,116 for distributing such contracts.

Under a Rule 12b-1 plan (the “Plan”) adopted by the Fund with respect to Class 2 shares of each Portfolio, insurance companies or their affiliates can enter into agreements with the Distributor and receive 12b-1 fees of up to 0.25%, on an annual basis, of the average daily net assets of Class 2 shares attributable to the particular insurance company for providing, among other things, personal services and/or the maintenance of shareholder accounts. Such fees are paid quarterly by each Portfolio to Seligman Advisors pursuant to the Plan. For the year ended December 31, 2003, fees incurred under the Plan aggregated $8,529, or 0.25% per annum; $22,594, or 0.25% per annum; $3,024 or 0.15% per annum; and $23,613 or 0.19% per annum of the average daily net assets of Class 2 shares of Capital Portfolio, Communications and Information Portfolio, Global Technology Portfolio and Small-Cap Value Portfolio, respectively. Certain officers and directors of the Fund are officers or directors of the Manager and the Distributor.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balances at December 31, 2003, are included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6.
Capital Loss Carryforwards and Other Tax Adjustments — At December 31, 2003, the Portfolios had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these portfolios until net capital gains have been realized in excess of the available capital loss carryforwards. These loss carryforwards expire in fiscal years and amounts as follows:

Fiscal Year	Capital	Common Stock	Communications and Information	Frontier	Global Growth	Global Smaller Companies	Global Technology

2009	$7,281,903	—	$25,201,855	$213,369	$1,166,220	$203,513	$9,391,778
2010	6,635,561	$4,289,259	19,435,297	1,533,424	844,615	1,302,299	4,941,506
2011	—	366,561	5,578,202	135,686	—	—	108,762

Total	$13,917,464	$4,655,820	$50,215,354	$1,882,479	$2,010,835	$1,505,812	$14,442,046

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Seligman Portfolios, Inc.

Notes to Financial Statements

Fiscal Year	High-Yield Bond	Income and Growth	International Growth	Large-Cap Growth	Large-Cap Value

2007	$1,024,202	—	—	—	—
2008	2,846,366	$133,169	$696,478	—	—
2009	5,531,270	21,063	1,358,382	$1,582,183	$34,864
2010	4,147,273	564,798	906,868	1,222,251	770,247
2011	—	—	—	57,774	649,837

Total	$13,549,111	$719,030	$2,961,728	$2,862,208	$1,454,948

At December 31, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

		Common	Communications		Global	Global Smaller	Global
	Capital	Stock	and Information	Frontier	Growth	Companies	Technology

Undistributed ordinary income/(accumulated loss)	—	$106,166	—	—	$9,132	—	$(4,534)

Capital loss carryforward	$(13,917,464)	(4,655,820)	$(50,215,354)	$(1,882,479)	(2,010,835)	$(1,505,812)	(14,442,046)

Timing differences (post-October losses)	—	—	—	—	—	(5,761)	—

Net unrealized appreciation on investments, including the effects of foreign currency translations	2,623,571	1,262,113	6,133,519	1,561,834	310,377	543,581	1,402,452

Total accumulated losses	$(11,293,893)	$(3,287,541)	$(44,081,835)	$(320,645)	$(1,691,326)	$(967,992)	$(13,044,128)

	High-Yield Bond	Income and Growth	International Growth	Investment Grade	Large-Cap Growth	Large-Cap Value	Small-Cap Value

Undistributed ordinary income/(accumulated loss)	$639,491	$52,754	$12,602	$462,752	—	$61,604	—
Undistributed net realized
gain/(capital loss carryforward)	(13,549,111)	(719,030)	(2,961,728)	134,694	$(2,862,208)	(1,454,948)	$120,283
Timing differences (post-October losses)	—	—	—	—	(25,900)	(137,003)	—
Net unrealized appreciation on investments, including the effects of foreign currency translations	478,269	230,660	405,269	53,154	120,383	563,639	55,087,654
Total accumulated earnings (losses)	$(12,431,351)	$(435,616)	$(2,543,857)	$650,600	$(2,767,725)	$(966,708)	$55,207,937

As shown above, the Global Smaller Companies, Large-Cap Growth and Large-Cap Value Portfolios have elected to defer to January 1, 2004, the recognition for tax purposes of net losses realized on sales of investments after October 31, 2003. These post-October losses are available to offset future taxable net gains.

7.
Committed Line of Credit — Effective January 16, 2004, all of the Portfolios, except the Cash Management Portfolio, are participants in a joint $445 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. At December 31, 2003, the committed line of credit was $420 million. The directors have currently limited each Portfolio’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each participating Portfolio incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2004, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2003, none of the Portfolios borrowed from the credit facility.

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Seligman Portfolios, Inc.

Notes to Financial Statements

8.	Outstanding Forward Exchange Currency Contracts — At December 31, 2003, the Portfolio had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:

		In			Unrealized
	Foreign	Exchange	Settlement	Value	Appreciation
Contract	Currency	for US$	Date	US$	(Depreciation)

Global Growth

Bought:

British pounds	908	1,615	1/5/04	1,620	$5

Global Smaller Companies

Bought:

Australian dollars	400	297	1/2/04	301	$4

Canadian dollars	127	97	1/2/04	98	1

Euros	882	1,102	1/2/04	1,112	10

Australian dollars	167	124	1/5/04	125	1

Canadian dollars	862	666	1/5/04	667	1

Euros	811	1,018	1/5/04	1,022	4

Australian dollars	793	597	1/6/04	597	—

Sold:

Swedish krona	2,133	291	1/2/04	296	$(5)

Japanese yen	1,892,110	17,687	1/5/04	17,661	26

Japanese yen	136,988	1,281	1/6/04	1,279	2

Japanese yen	320,291	2,993	1/7/04	2,990	3

Australian dollars	198,000	140,248	12/31/04	142,927	(2,679)

Euros	188,000	230,627	12/31/04	234,442	(3,815)

British pounds	148,000	253,492	12/31/04	256,599	(3,107)

Global Technology

Bought:

Euros	57,546	72,135	1/2/04	72,506	$371

Euros	47,279	59,751	1/4/04	59,569	(182)

International Growth

Bought:

South African rand	80,560	11,675	1/2/04	12,042	$367

Japanese yen	426,480	3,987	1/5/04	3,981	(6)

Japanese yen	432,389	4,044	1/6/04	4,036	(8)

9.
Capital Stock Transactions — At December 31, 2003, there were 20,000,000 shares of Capital Stock authorized for each of Global Growth, Global Technology, Large-Cap Growth, Large-Cap Value, and Small-Cap Value Portfolios; 80,000,000 shares for each of Capital, Global Smaller Companies, International Growth, Income and Growth, and Investment Grade Portfolios; and 100,000,000 shares for each of Cash Management, Common Stock, Communications and Information, Frontier, and High-Yield Bond Portfolios, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

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Seligman Portfolios, Inc.

Notes to Financial Statements

	Capital Portfolio				Cash		Common
					Management		Stock
	Class 1		Class 2		Portfolio		Portfolio

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,

	2003	2002	2003	2002	2003	2002	2003	2002

Sale of shares	72,801	84,406	94,464	144,178	4,805,410	10,887,120	305,659	373,419
Shares issued in payment of dividends	—	—	—	—	24,264	92,373	17,054	20,745
Shares issued in payment of gain distributions	—	—	—	—	12	2,266	—	—
Total	72,801	84,406	94,464	144,178	4,829,686	10,981,759	322,713	394,164

Shares redeemed	(393,877)	(625,171)	(56,319)	(100,877)	(8,665,691)	(15,319,579)	(715,328)	(929,205)

Increase (decrease) in shares	(321,076)	(540,765)	38,145	43,301	(3,836,005)	(4,337,820)	(392,615)	(535,041)

	Communications and Information Portfolio
					Frontier		Global Growth
	Class 1		Class 2		Portfolio		Portfolio

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,

	2003	2002	2003	2002	2003	2002	2003	2002

Sale of shares	373,511	848,542	313,833	1,345,136	194,784	270,170	300,494	441,279
Shares redeemed	(1,644,702)	(3,174,161)	(278,228)	(1,720,065)	(371,397)	(538,508)	(440,554)	(737,027)

Increase (decrease) in shares	(1,271,191)	(2,325,619)	35,605	(374,929)	(176,613)	(268,338)	(140,060)	(295,748)

			Global Technology Portfolio
	Global Smaller
	Companies Portfolio		Class 1		Class 2		High-Yield Bond Portfolio

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,

	2003	2002	2003	2002	2003	2002	2003	2002

Sale of shares	243,317	381,856	11,232	286,268	951,868	813,503	777,642	882,926
Shares issued in payment of dividends	—	—	—	—	—	—	172,813	288,275
Total	243,317	381,856	11,232	286,268	951,868	813,503	950,455	1,171,201

Shares redeemed	(403,044)	(592,193)	(234,923)	(659,709)	(927,201)	(881,261)	(1,168,356)	(1,552,366)

Increase (decrease) in shares	(159,727)	(210,337)	(223,691)	(373,441)	24,667	(67,758)	(217,901)	(381,165)

	Income and Growth Portfolio		International Growth Portfolio		Investment Grade Fixed Income Portfolio		Large-Cap Growth Portfolio

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,

	2003	2002	2003	2002	2003	2002	2003	2002

Sale of shares	114,117	194,984	236,672	323,226	247,274	459,362	269,501	379,327
Shares issued in payment of dividends	8,659	20,608	—	—	28,832	34,070	—	—
Total	122,776	215,592	236,672	323,226	276,106	493,432	269,501	379,327

Shares redeemed	(222,443)	(277,171)	(340,729)	(425,787)	(560,251)	(346,985)	(270,277)	(503,962)

Increase (decrease) in shares	(99,667)	(61,579)	(104,057)	(102,561)	(284,145)	146,447	(776)	(124,635)

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Seligman Portfolios, Inc.

Notes to Financial Statements

			Small-Cap Value Portfolio
	Large-Cap Value
	Portfolio		Class 1		Class 2

	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,

	2003	2002	2003	2002	2003	2002

Sale of shares	347,857	550,357	6,743,225	7,677,545	817,438	925,578
Shares issued in payment of dividends	8,090	9,996	—	—	—	—
Shares issued in payment of gain distributions	—	—	84,969	134,645	7,384	11,620

Total	355,947	560,353	6,828,194	7,812,190	824,822	937,198

Shares redeemed	(435,901)	(628,981)	(3,126,486)	(5,945,012)	(374,812)	(546,162)

Increase (decrease) in shares	(79,954)	(68,628)	3,701,708	1,867,178	450,010	391,036

10.
Other Matters — The Manager has been conducting an extensive internal review in response to recent developments regarding disruptive or illegal practices within the mutual fund industry. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manager identified three other market timing arrangements, all of which had been terminated, the most recent in September 2002. The Manager is confident that any financial impact of these arrangements on any Seligman Fund was minimal. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Equity Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements that the Distributor had with certain brokerage firms. The Manager is confident that the Seligman Equity Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager is also responding to information requests from the SEC relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions.

The Independent Directors of the Board of the Fund have been reviewing, and will continue to review, the foregoing matters. If the Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its personnel, the Manager will make restitution to the Fund.

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Seligman Portfolios, Inc.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Class of each Portfolio for the past five years or from its inception, if less than five years. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Portfolio, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any administrative fees or asset-based sales charges that are associated with variable annuity and variable life insurance contracts, and are not annualized for periods of less than one year.

Capital Portfolio

CLASS 1

	Year Ended December 31,

Per Share Data:	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Year	$8.29	$12.37	$24.68	$23.90	$20.81
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.03)	(0.05)	(0.06)	0.02	0.01
Net realized and unrealized gain (loss) on investments	3.02	(4.03)	(4.01)	2.06	10.21

Total from Investment Operations	2.99	(4.08)	(4.07)	2.08	10.22

Less Distributions:
Dividends from net investment income	—	—	(0.02)	—	(0.01)
Distributions from net realized capital gain	—	—	(8.22)	(1.30)	(7.12)

Total Distributions	—	—	(8.24)	(1.30)	(7.13)

Net Asset Value, End of Year	$11.28	$8.29	$12.37	$24.68	$23.90

Total Return:	36.07%	(32.98)%	(15.97)%	8.50%	53.33%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$12,486	$11,833	$24,349	$37,138	$27,586
Ratio of expenses to average net assets	0.82%	0.80%	0.61%	0.59%	0.59%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.47)%	(0.31)%	0.07%	0.03%
Portfolio turnover rate	140.59%	129.07%	215.16%	230.42%	172.88%
Without expense reimbursement:ø
Ratio of expenses to average net assets	0.96%	0.81%	0.70%
Ratio of net investment loss
to average net assets	(0.47)%	(0.48)%	(0.39)%

_______________
ø The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

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Seligman Portfolios, Inc.

Financial Highlights

Capital Portfolio

CLASS 2

	Year Ended December 31,			8/30/00* to

Per Share Data:	2003	2002	2001	12/31/00

Net Asset Value, Beginning of Period	$8.25	$12.34	$24.68	$33.31

Income (Loss) from Investment Operations:
Net investment loss	(0.05)	(0.07)	(0.11)	(0.05)
Net realized and unrealized gain (loss) on investments	3.00	(4.02)	(4.01)	(7.28)

Total from Investment Operations	2.95	(4.09)	(4.12)	(7.33)

Less Distributions:
Distribution from net realized capital gain	—	—	(8.22)	(1.30)

Total Distributions	—	—	(8.22)	(1.30)

Net Asset Value, End of Period	$11.20	$8.25	$12.34	$24.68

Total Return:	35.76%	(33.14)%	(16.18)%	(22.15)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$4,353	$2,891	$3,792	$1,569
Ratio of expenses to average net assets	1.07%	1.05%	0.85%	0.84% †
Ratio of net investment loss to average net assets	(0.58)%	(0.72)%	(0.55)%	(0.66)% †
Portfolio turnover rate	140.59%	129.07%	215.16%	230.42% ††
Without expense reimbursement:ø
Ratio of expenses to average net assets	1.21%	1.06%	0.94%
Ratio of net investment loss to average net assets	(0.72)%	(0.73)%	(0.63)%

Cash Management Portfolio

CLASS 1

	Year Ended December 31,

Per Share Data:	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income from Investment Operations:
Net investment income	0.004	0.010	0.038	0.062	0.050
Total from Investment Operations	0.004	0.010	0.038	0.062	0.050

Less Distributions:
Dividends from net investment income	(0.004)	(0.010)	(0.038)	(0.062)	(0.050)
Total Distributions	(0.004)	(0.010)	(0.038)	(0.062)	(0.050)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return:	0.38%	1.00%	3.88%	6.38%	5.07%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$4,034	$7,870	$12,211	$12,318	$17,611
Ratio of expenses to average net assets	0.70%	0.69%	0.07%	—	—
Ratio of net investment income to average net assets	0.39%	0.98%	3.82%	6.17%	4.99%
Without management fee waiver and/or expense reimbursement:ø
Ratio of expenses to average net assets	0.83%		0.72%	0.72%	0.65%
Ratio of net investment income to average net assets	0.26%		3.17%	5.45%	4.34%

_____________
*	Commencement of offering of shares.
†	Annualized.
††	For the year ended December 31, 2000.
Ø	The Manager, at its discretion, waived management fees and/or reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

67

Seligman Portfolios, Inc.

Financial Highlights

Common Stock Portfolio

CLASS 1	Year Ended December 31,

Per Share Data:	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Year	$7.80	$10.84	$14.23	$16.61	$18.63

Income (Loss) from Investment Operations:
Net investment income	0.08	0.08	0.08	0.12	0.32
Net realized and unrealized gain (loss) on investments	1.97	(3.02)	(1.85)	(1.86)	2.03

Total from Investment Operations	2.05	(2.94)	(1.77)	(1.74)	2.35

Less Distributions:
Dividends from net investment income	(0.13)	(0.10)	(0.15)	(0.01)	(0.32)

Distributions from net realized capital gain	—	—	(1.47)	(0.63)	(4.05)

Total Distributions	(0.13)	(0.10)	(1.62)	(0.64)	(4.37)

Net Asset Value, End of Year	$9.72	$7.80	$10.84	$14.23	$16.61

Total Return:	26.30%	(27.16)%	(12.24)%	(10.53)%	13.15%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$12,297	$12,931	$23,756	$32,738	$47,303
Ratio of expenses to average net assets	0.73%	0.60%	0.59%	0.60%	0.52%
Ratio of net investment income to average net assets	0.92%	0.88%	0.59%	0.71%	1.30%
Portfolio turnover rate	127.26%	131.95%	64.45%	52.01%	38.11%

_____________
See Notes to Financial Statements.

68

Seligman Portfolios, Inc.

Financial Highlights

Communications and Information Portfolio

CLASS 1

	Year Ended December 31,

Per Share Data:	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Year	$8.05	$12.59	$14.82	$26.70	$17.14

Income (Loss) from Investment Operations:
Net investment loss	(0.07)	(0.07)	(0.07)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investments	3.64	(4.47)	0.80	(9.45)	14.36

Total from Investment Operations	3.57	(4.54)	0.73	(9.56)	14.26

Less Distributions:
Distributions from net realized capital gain	—	—	(2.96)	(2.32)	(4.70)

Total Distributions	—	—	(2.96)	(2.32)	(4.70)

Net Asset Value, End of Year	$11.62	$8.05	$12.59	$14.82	$26.70

Total Return:	44.35%	(36.06)%	5.34%	(36.19)%	85.81%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$62,903	$53,769	$113,424	$127,901	$213,961
Ratio of expenses to average net assets	1.01%	0.98%	0.93%	0.87%	0.86%
Ratio of net investment loss to average net assets	(0.78)%	(0.76)%	(0.45)%	(0.48)%	(0.51)%
Portfolio turnover rate	105.53%	91.37%	130.94%	104.41%	118.16%

CLASS 2

	Year Ended December 31,			5/1/00*
				to
Per Share Data:	2003	2002	2001	12/31/00

Net Asset Value, Beginning of Period	$7.99	$12.53	$14.80	$30.61

Income (Loss) from Investment Operations:

Net investment loss	(0.10)	(0.10)	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investments	3.62	(4.44)	0.80	(13.41)
Total from Investment Operations	3.52	(4.54)	0.69	(13.49)
Less Distributions:
Distribution from net realized capital gain	—	—	(2.96)	(2.32)
Total Distributions	—	—	(2.96)	(2.32)
Net Asset Value, End of Period	$11.51	$7.99	$12.53	$14.80

Total Return:	44.06%	(36.23)%	5.08%	(44.40)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$11,280	$7,544	$16,537	$7,822
Ratio of expenses to average net assets	1.26%	1.23%	1.18%	1.12% †
Ratio of net investment loss
to average net assets	(1.03)%	(1.01)%	(0.70)%	(0.61)% †
Portfolio turnover rate	105.53%	91.37%	130.94%	104.41% ††

_____________
*	Commencement of offering of shares.
†	Annualized.
††	For the year ended December 31, 2000.
See Notes to Financial Statements.

69

Seligman Portfolios, Inc.

Financial Highlights

Frontier Portfolio
CLASS 1

	Year Ended December 31,

Per Share Data:	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Year	$9.64	$13.12	$15.26	$18.13	$15.55

Income (Loss) from Investment Operations:
Net investment loss	(0.15)	(0.11)	(0.05)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments	3.94	(3.37)	(1.12)	(2.74)	2.68

Total from Investment Operations	3.79	(3.48)	(1.17)	(2.87)	2.58

Less Distributions:
Distributions from net realized capital gain	—	—	(0.97)	—	—

Total Distributions	—	—	(0.97)	—	—

Net Asset Value, End of Year	$13.43	$9.64	$13.12	$15.26	$18.13

Total Return:	39.32%	(26.52)%	(7.35)%	(15.83)%	16.59%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$7,503	$7,089	$13,174	$17,011	$25,706
Ratio of expenses to average net assets	1.68%	1.23%	1.01%	0.95%	0.95%
Ratio of net investment loss to average net assets	(1.39)%	(0.93)%	(0.38)%	(0.73)%	(0.68)%
Portfolio turnover rate	107.33%	83.83%	125.78%	150.67%	57.93%
Without expense reimbursement:ø
Ratio of expenses to average net assets	1.71%		1.24%	1.18%	0.96%
Ratio of net investment loss to average net assets	(1.42)%		(0.61)%	(0.96)%	(0.69)%

_____________
Ø  The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

70

Seligman Portfolios, Inc.

Financial Highlights

Global Growth Portfolio
CLASS 1

	Year Ended December 31,

Per Share Data:	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Year	$3.05	$4.02	$15.11	$18.22	$13.33

Income (Loss) from Investment Operations:
Net investment income (loss)	0.02	—	0.02	(0.13)	(0.06)
Net realized and unrealized gain (loss) on investments	0.67	(1.19)	(2.99)	(2.28)	7.31
Net realized and unrealized gain (loss) on foreign currency transactions	0.23	0.22	(0.20)	(0.46)	(0.44)

Total from Investment Operations	0.92	(0.97)	(3.17)	(2.87)	6.81

Less Distributions:
Distributions from net realized capital gain	—	—	(7.92)	(0.24)	(1.92)

Total Distributions	—	—	(7.92)	(0.24)	(1.92)

Net Asset Value, End of Year	$3.97	$3.05	$4.02	$15.11	$18.22

Total Return:	30.16%	(24.13)%	(19.93)%	(15.78)%	52.49%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,869	$2,634	$4,659	$8,348	$11,889
Ratio of expenses to average net assets	1.54%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	0.49%	0.13%	0.13%	(0.67)%	(0.38)%
Portfolio turnover rate	255.31%	145.90%	161.49%	125.84%	69.18%
Without expense reimbursement:ø
Ratio of expenses to average net assets	3.83%	2.08%	1.74%	1.71%	1.45%
Ratio of net investment loss to average net assets	(1.80)%	(0.55)%	(0.20)%	(0.98)%	(0.43)%

_____________
Ø	The Manager, at its discretion, reimbursed expenses for the periods presented.
See Notes to Financial Statements.

71

Seligman Portfolios, Inc.

Financial Highlights

Global Smaller Companies Portfolio
CLASS 1

	Year Ended December 31,

Per Share Data:	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Year	$7.79	$10.33	$14.40	$17.48	$13.62

Income (Loss) from Investment Operations:
Net investment loss	(0.01)	(0.06)	(0.06)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	2.69	(3.00)	(1.40)	(1.91)	4.10
Net realized and unrealized gain (loss) on foreign currency transactions	0.52	0.52	(0.79)	(0.56)	(0.18)

Total from Investment Operations	3.20	(2.54)	(2.25)	(2.56)	3.86

Less Distributions:
Distributions from net realized capital gain	—	—	(1.82)	(0.52)	—
Total Distributions	—	—	(1.82)	(0.52)	—

Net Asset Value, End of Year	$10.99	$7.79	$10.33	$14.40	$17.48

Total Return:	41.08%	(24.59)%	(15.25)%	(14.63)%	23.84%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$6,587	$5,915	$10,017	$14,310	$19,569
Ratio of expenses to average net assets	1.66%	1.40%	1.40%	1.39%	1.40%
Ratio of net investment loss to average net assets	(0.16)%	(0.61)%	(0.49)%	(0.46)%	(0.46)%
Portfolio turnover rate	271.45%	93.43%	100.83%	84.86%	46.75%
Without expense reimbursement:ø
Ratio of expenses to average net assets	4.08%	2.15%	1.96%		1.60%
Ratio of net investment loss to average net assets	(2.58)%	(1.36)%	(1.05)%		(0.66)%

_____________
ø The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

72

Seligman Portfolios, Inc.

Financial Highlights

Global Technology Portfolio
CLASS 1

	Year Ended December 31,

Per Share Data:	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Year	$8.86	$12.96	$20.14	$27.42	$13.85

Income (Loss) from Investment Operations:
Net investment loss	(0.11)	(0.11)	(0.14)	(0.13)	(0.09)
Net realized and unrealized gain (loss) on investments	2.98	(4.32)	(4.06)	(6.34)	16.25
Net realized and unrealized gain (loss) on foreign currency transactions	0.33	0.33	(0.25)	(0.01)	(0.04)

Total from Investment Operations	3.20	(4.10)	(4.45)	(6.48)	16.12

Less Distributions:
Distributions from net realized capital gain	—	—	(2.73)	(0.80)	(2.55)

Total Distributions	—	—	(2.73)	(0.80)	(2.55)

Net Asset Value, End of Year	$12.06	$8.86	$12.96	$20.14	$27.42

Total Return:	36.12%	(31.64)%	(22.05)%	(23.75)%	118.80%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$10,047	$9,361	$18,533	$25,370	$22,087
Ratio of expenses to average net assets	1.61%	1.40%	1.40%	1.30%	1.40%
Ratio of net investment loss
to average net assets	(1.14)%	(1.06)%	(0.87)%	(0.46)%	(0.51)%
Portfolio turnover rate	188.00%	144.18%	160.75%	142.42%	116.88%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.39%	1.80%	1.61%		1.41%
Ratio of net investment loss to average net assets	(1.92)%	(1.46)%	(1.08)%		(0.52)%

CLASS 2

	Year Ended December 31,			5/1/00*
				to
Per Share Data	2003	2002	2001	12/31/00

Net Asset Value, Beginning of Period	$8.82	$12.93	$20.14	$30.96

Income (Loss) from Investment Operations:
Net investment loss	(0.13)	(0.13)	(0.17)	(0.12)
Net realized and unrealized gain (loss) on investments	2.98	(4.31)	(4.06)	(10.01)
Net realized and unrealized gain (loss) on foreign currency transactions	0.33	0.33	(0.25)	0.11

Total from Investment Operations	3.18	(4.11)	(4.48)	(10.02)

Less Distributions:
Distributions from net realized capital gain	—	—	(2.73)	(0.80)

Total Distributions	—	—	(2.73)	(0.80)

Net Asset Value, End of Period	$12.00	$8.82	$12.93	$20.14

Total Return:	36.05%	(31.79)%	(22.20)%	(25.99)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$2,470	$1,598	$3,219	$3,400
Ratio of expenses to average net assets	1.76%	1.55%	1.54%	1.55%†
Ratio of net investment loss to average net assets	(1.29)%	(1.21)%	(1.02)%	(0.84)%†
Portfolio turnover rate	188.00%	144.18%	160.75%	142.42%††
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.54%	1.95%	1.75%
Ratio of net investment loss to average net assets	(2.07)%	(1.61)%	(1.23)%

_____________
*	Commencement of offering of shares.
†	Annualized.
ø	The Manager, at its discretion, reimbursed expenses for certain periods presented.
††	For the year ended December 31, 2000.
See Notes to Financial Statements.

73

Seligman Portfolios, Inc.

Financial Highlights

High-Yield Bond Portfolio
CLASS 1

	Year Ended December 31,

Per Share Data:	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Year	$4.87	$6.10	$8.73	$9.59	$10.87

Income (Loss) from Investment Operations:
Net investment income	0.44	0.52	0.85	1.03	1.19
Net realized and unrealized gain (loss) on investments	0.72	(0.74)	(2.14)	(1.89)	(1.27)

Total from Investment Operations	1.16	(0.22)	(1.29)	(0.86)	(0.08)

Less Distributions:
Dividends from net investment income	(0.71)	(1.01)	(1.34)	0.00*	(1.20)
Distributions from net realized capital gain	—	—	—	—	—

Total Distributions	(0.71)	(1.01)	(1.34)	—	(1.20)

Net Asset Value, End of Year	$5.32	$4.87	$6.10	$8.73	$9.59

Total Return:	23.92%	(3.67)%	(14.70)%	(8.93)%	(0.75)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$7,720	$8,131	$12,510	$15,080	$26,892
Ratio of expenses to average net assets	1.03%	0.91%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	8.10%	8.82%	10.50%	11.02%	10.33%
Portfolio turnover rate	183.09%	170.29%	71.22%	29.57%	57.05%
Without expense reimbursement:ø
Ratio of expenses to average net assets	1.15%		0.78%	0.78%	0.77%
Ratio of net investment income to average net assets	7.99%		10.42%	10.94%	10.26%

Income and Growth Portfolio
CLASS 1

	Year Ended December 31,

Per Share Data:	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Year	$7.62	$9.04	$9.65	$9.91	$11.01

Income (Loss) from Investment Operations:
Net investment income	0.14	0.16	0.31	0.30	0.53
Net realized and unrealized gain (loss) on investments	1.11	(1.21)	(0.46)	(0.52)	(0.23)

Total from Investment Operations	1.25	(1.05)	(0.15)	(0.22)	0.30

Less Distributions:
Dividends from net investment income	(0.22)	(0.37)	(0.46)	(0.01)	(0.52)
Distributions from net realized capital gain	—	—	—	(0.03)	(0.88)

Total Distributions	(0.22)	(0.37)	(0.46)	(0.04)	(1.40)

Net Asset Value, End of Year	$8.65	$7.62	$9.04	$9.65	$9.91

Total Return:	16.50%	(11.58)%	(1.49)%	(2.20)%	2.87%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,871	$3,287	$4,459	$5,640	$8,595
Ratio of expenses to average net assets	1.02%	0.95%	0.64%	0.60%	0.60%
Ratio of net investment income to average net assets	1.70%	1.95%	3.34%	3.07%	3.62%
Portfolio turnover rate	288.57%	222.78%	88.69%	61.14%	75.08%
Without expense reimbursement:ø
Ratio of expenses to average net assets	1.98%	1.31%	1.02%	0.83%	0.72%
Ratio of net investment income to average net assets	0.74%	1.59%	2.96%	2.84%	3.50%

_____________
*	During 2000, a dividend of $0.004 per share was paid.
Ø	The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

74

Seligman Portfolios, Inc.

Financial Highlights

International Growth Portfolio
CLASS 1

	Year Ended December 31,

Per Share Data:	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Year	$6.72	$8.05	$10.65	$16.63	$15.37

Income (Loss) from Investment Operations:
Net investment income (loss)	0.05	0.04	0.03	(0.08)	0.05
Net realized and unrealized gain (loss) on investments	1.41	(2.13)	(2.43)	(4.45)	4.59

Net realized and unrealized gain (loss) on foreign currency transactions	0.79	0.76	(0.20)	(0.88)	(0.73)

Total from Investment Operations	2.25	(1.33)	(2.60)	(5.41)	3.91

Less Distributions:
Dividends from net investment income	—	—	—	(0.14)	—
Distributions from net realized capital gain	—	—	—	(0.43)	(2.65)

Total Distributions	—	—	—	(0.57)	(2.65)

Net Asset Value, End of Year	$8.97	$6.72	$8.05	$10.65	$16.63

Total Return:	33.48%	(16.52)%	(24.41)%	(32.47)%	26.64%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$3,490	$3,315	$4,793	$7,150	$10,248
Ratio of expenses to average net assets	1.64%	1.40%	1.40%	1.40%	1.39%
Ratio of net investment income (loss) to average net assets	0.67%	0.49%	0.34%	(0.57)%	0.33%
Portfolio turnover rate	285.08%	183.86%	199.09%	275.32%	79.17%
Without expense reimbursement:ø
Ratio of expenses to average net assets	3.45%	1.96%	1.80%	2.03%	1.66%
Ratio of net investment income (loss) to average net assets	(1.14)%	(0.07)%	(0.06)%	(1.20)%	0.06%
_____________
ø The Manager, at its discretion, reimbursed expenses for the periods presented.
See Notes to Financial Statements.

75

Seligman Portfolios, Inc.

Financial Highlights

Investment Grade Fixed Income Portfolio
CLASS 1

	Year Ended December 31,

Per Share Data:	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Year	$10.80	$10.25	$10.22	$9.27	$10.38

Income (Loss) from Investment Operations:
Net investment income	0.34	0.42	0.57	0.60	0.64
Net realized and unrealized gain (loss) on investments	0.17	0.58	(0.01)	0.35	(1.10)

Total from Investment Operations	0.51	1.00	0.56	0.95	(0.46)

Less Distributions:
Dividends from net investment income	(0.46)	(0.45)	(0.53)	—	(0.65)

Total Distributions	(0.46)	(0.45)	(0.53)	—	(0.65)

Net Asset Value, End of Year	$10.85	$10.80	$10.25	$10.22	$9.27

Total Return:	4.72%	9.83%	5.52%	10.25%	(4.48)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$6,025	$9,067	$7,103	$6,483	$4,947
Ratio of expenses to average net assets	0.85%	0.82%	0.63%	0.60%	0.60%
Ratio of net investment income to average net assets	3.08%	3.94%	5.35%	6.23%	5.56%
Portfolio turnover rate	445.98%	291.98%	146.08%	63.07%	64.22%
Without expense reimbursement:ø
Ratio of expenses to average net assets	0.91%		0.76%	0.84%	0.71%
Ratio of net investment income to average net assets	3.02%		5.22%	5.99%	5.45%
_____________
ø The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

76

Seligman Portfolios, Inc.

Financial Highlights

Large-Cap Growth Portfolio
CLASS 1

	Year Ended December 31,				5/1/99*
					to
Per Share Data:	2003	2002	2001	2000	12/31/99

Net Asset Value, Beginning of Period	$4.83	$7.47	$10.21	$12.16	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss)	(0.01)	(0.02)	—	0.01	—
Net realized and unrealized gain (loss) on investments	1.48	(2.62)	(1.89)	(1.96)	2.16

Total from Investment Operations	1.47	(2.64)	(1.89)	(1.95)	2.16

Less Distributions:
Dividends from net investment income	—	—	(0.01)	—	—
Distribution from net realized capital gain	—	—	(0.84)	—	—

Total Distributions	—	—	(0.85)	—	—

Net Asset Value, End of Period	$6.30	$4.83	$7.47	$10.21	$12.16

Total Return:	30.43%	(35.34)%	(18.37)%	(16.04)%	21.60%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$2,525	$1,938	$3,930	$5,255	$3,668
Ratio of expenses to average net assets	1.29%	1.15%	0.74%	0.70%	0.70%	†
Ratio of net investment income (loss) to average net assets	(0.23)%	(0.38)%	(0.04)%	0.08%	(0.03)%	†
Portfolio turnover rate	66.98%	81.67%	166.24%	179.44%	56.69%	††
Without expense reimbursement:ø
Ratio of expenses to average net assets	1.73%	1.46%	1.13%	1.18%	1.52%	†
Ratio of net investment loss to average net assets	(0.67)%	(0.69)%	(0.42)%	(0.40)%	(0.85)%	†
____________________
*	Commencement of operations.
†	Annualized.
††	For the year ended December 31, 1999.
ø	The Manager, at its discretion, reimbursed expenses for the periods presented.
See Notes to Financial Statements.

77

Seligman Portfolios, Inc.

Financial Highlights

Large-Cap Value Portfolio
CLASS 1

	Year Ended December 31,

Per Share Data:	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Year	$7.02	$10.46	$11.59	$9.28	$9.66

Income (Loss) from Investment Operations:
Net investment income	0.11	0.10	0.09	0.14	0.10
Net realized and unrealized gain (loss) on investments	2.27	(3.43)	(1.06)	2.25	(0.37)

Total from Investment Operations	2.38	(3.33)	(0.97)	2.39	(0.27)

Less Distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.11)	0.00*	(0.11)
Distributions from net realized capital gain	—	—	(0.05)	(0.08)	—

Total Distributions	(0.13)	(0.11)	(0.16)	(0.08)	(0.11)

Net Asset Value, End of Period	$9.27	$7.02	$10.46	$11.59	$9.28

Total Return:	33.91%	(31.90)%	(8.28)%	25.84%	(2.76)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$5,456	$4,692	$7,708	$6,057	$5,758
Ratio of expenses to average net assets	1.18%	1.16%	0.83%	0.80%	0.80%
Ratio of net investment income
to average net assets	1.34%	1.12%	1.13%	1.51%	1.18%
Portfolio turnover rate	16.60%	21.83%	28.17%	42.29%	28.01%
Without expense reimbursement:ø
Ratio of expenses to average net assets	1.29%		1.10%	1.22%	1.13%
Ratio of net investment income (loss) to average net assets	1.23%		0.86%	1.09%	0.85%
_____________
*	During 2000, a dividend of $0.004 per share was paid.
Ø	The Manager, at its discretion, reimbursed expenses for certain periods presented.
See Notes to Financial Statements.

78

Seligman Portfolios, Inc.

Financial Highlights

Small-Cap Value Portfolio
CLASS 1

	Year Ended December 31,

Per Share Data:	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Year	$10.87	$13.04	$10.58	$8.08	$7.31

Income (Loss) from Investment Operations:
Net investment loss	(0.05)	(0.06)	(0.03)	(0.01)	(0.03)
Net realized and unrealized gain (loss)
on investments	5.48	(1.94)	2.52	2.66	2.49

Total from Investment Operations	5.43	(2.00)	2.49	2.65	2.46

Less Distributions:
Distributions from net realized capital gain	(0.10)	(0.17)	(0.03)	(0.15)	(1.69)

Total Distributions	(0.10)	(0.17)	(0.03)	(0.15)	(1.69)

Net Asset Value, End of Year	$16.20	$10.87	$13.04	$10.58	$8.08

Total Return:	49.94%	(15.37)%	23.52%	33.00%	35.26%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$214,525	$103,770	$100,090	$16,495	$4,403
Ratio of expenses to average net assets	1.16%	1.18%	1.19%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.42)%	(0.51)%	(0.29)%	(0.22)%	(0.27)%
Portfolio turnover rate	18.31%	56.74%	29.99%	42.27%	90.51%
Without expense reimbursement:ø
Ratio of expenses to average net assets			1.22%	1.45%	1.41%
Ratio of net investment loss to average net assets			(0.32)%	(0.67)%	(0.68)%

CLASS 2

	Year Ended December 31,		5/1/01*
			to
Per Share Data:	2003	2002	12/31/01

Net Asset Value, Beginning of Period	$10.85	$13.04	$10.78

Income (Loss) from Investment Operations:
Net investment loss	(0.08)	(0.08)	(0.03)

Net realized and unrealized gain (loss)
on investments	5.46	(1.94)	2.32

Total from Investment Operations	5.38	(2.02)	2.29

Less Distributions:
Distributions from net realized capital gain	(0.10)	(0.17)	(0.03)

Total Distributions	(0.10)	(0.17)	(0.03)

Net Asset Value, End of Period	$16.13	$10.85	$13.04

Total Return:	49.57%	(15.52)%	21.23%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$19,978	$8,554	$5,178
Ratio of expenses to average net assets	1.35%	1.37%	1.39%†
Ratio of net investment loss to average net assets	(0.61)%	(0.70)%	(0.46)%†
Portfolio turnover rate	18.31%	56.74%	29.99%††
Without expense reimbursement:ø
Ratio of expenses to average net assets			1.41%†
Ratio of net investment loss to average net assets			(0.48)%†

_____________
*	Commencement of offering of shares.
†	Annualized.
ø	The Manager, at its discretion, reimbursed expenses for certain periods presented.
††	For the year ended December 31, 2001.
See Notes to Financial Statements.

79

Seligman Portfolios, Inc.

Report of Ernst & Young LLP, Independent Auditors

The Directors and Shareholders,
Seligman Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Portfolios, Inc. (comprising respectively, the Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Frontier Portfolio, Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio, Seligman Global Technology Portfolio, Seligman High-Yield Bond Portfolio, Seligman Income and Growth Portfolio (formerly, Seligman Income Portfolio), Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Growth Portfolio, Seligman Large-Cap Value Portfolio, and Seligman Small-Cap Value Portfolio, and collectively referred to as the “Fund”) as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Seligman Portfolios, Inc. at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States. New York, New York

February 13, 2004
Seligman Portfolios, Inc.

80

Seligman Portfolios, Inc.

Shareholder Meeting

Shareholders of certain Portfolios voted on the following proposals at a Special Meeting of Shareholders on December 4, 2003, in New York, NY. The description of each proposal and the voting results are stated below. The new Management Agreement and new Subadvisory Agreement were approved.

New Management Agreement:	For	Against	Abstain

Global Growth Portfolio	590,398.013	47,668.506	73,424.013
Global Smaller Companies Portfolio	543,946.477	11,472.768	61,454.601
International Growth Portfolio	372,414.620	—	12,102.438

New Subadvisory Agreement:	For	Against	Abstain

Global Growth Portfolio	524,801.157	110,337.615	76,285.241
Global Smaller Companies Portfolio	543,946.477	11,472.768	61,454.601
International Growth Portfolio	372,414.620	—	12,102.438

81

Seligman Portfolios, Inc.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Portfolios is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (66)[3,4] • Director: May 2003 to Date • Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer of KeySpan Corporation (diversified energy, gas and electric company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston Exploration Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

John R. Galvin (74)[2,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (68)[3,4] • Director: 1991 to Date • Oversees 61 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (70)[3,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

John E. Merow (74)[2,4] • Director: 1988 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

Betsy S. Michel (61)[2,4] • Director: 1988 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (international educational training). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

Leroy C. Richie (62)[2,4] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

___________
See footnotes on page 85.

82

Seligman Portfolios, Inc.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Portfolios is set forth below.

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert L. Shafer (71)[3,4] • Director: 1988 to Date • Oversees 61 Portfolios in Fund Complex	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (68)[2,4] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (65)* [1] • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. Formerly, Director, Kerr-McGee Corporation (diversified energy company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (51)*1 • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Chairman, ICI Mutual Insurance Company.

James M. Didden, Jr. (36) • Vice President and Co-Portfolio Manager: Jan. 2004 to Date
Co-Portfolio Manager of High-Yield Bond Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman High-Income Fund Series and Co-Portfolio Manager of its High- Yield Bond Series.

Neil T. Eigen (60) • Vice President and Co-Portfolio Manager: 1998 to Date
Co-Portfolio Manager of Large-Cap Value Portfolio and Small-Cap Value Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman Value Fund Series, Inc. Formerly, Senior Managing Director, Chief Investment Officer and Director of Equity Investing, Bear Stearns Asset Management.

Christopher J. Mahony (40) • Vice President and Portfolio Manager: 2002 to Date
Portfolio Manager of Cash Management Portfolio and Investment Grade Fixed Income Portfolio and Co-Portfolio Manager of Income and Growth Portfolio; Senior Vice President, Investment Officer of J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund, Inc. and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc.; Vice President of Seligman High Income Fund Series and Portfolio Manager of its U.S. Government Securities Series. Formerly, Senior Portfolio Manager at Fort Washington Investment Advisors, Inc.

________________
See footnotes on page 85.

83

Seligman Portfolios, Inc.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Portfolios is set forth below.

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Richard M. Parower (37) • Vice President and Co-Portfolio Manager: 2002 to Date
Co-Portfolio Manager of Global Technology Portfolio; Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Technology Fund and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Formerly, Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000; Senior Analyst with Montgomery Asset Management from September 1995 to June 1998.

Kendall C. Peterson (47) • Vice President and Co-Portfolio Manager: 2001 to Date
Co-Portfolio Manager of High-Yield Bond Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman High Income Fund Series and Co-Portfolio Manager of its High-Yield Bond Series. Formerly, Vice President and Portfolio Manager and Desk Head for High Yield Mutual Funds with Fortis, Inc. since 1999. From 1985 through 1999, served in a variety of capacities with The Prudential Insurance Company of America, the last six years of which he was Vice President and Portfolio Manager for High Yield Mutual Funds.

Richard S. Rosen (45) • Vice President and Co-Portfolio Manager: 1998 to Date
Co-Portfolio Manager of Large-Cap Value Portfolio and Small-Cap Value Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman Value Series, Inc. Formerly, Managing Director and Portfolio Manager, Bear Stearns Asset Management.

Frederick J. Ruvkun (46) • Vice President and Portfolio Manager: 2002 to Date
Portfolio Manager of Frontier Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Frontier Fund, Inc. Formerly, Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Smaller Companies Fund; Co-Portfolio Manager of Seligman Portfolios’ Global Smaller Companies Portfolio, and Portfolio Manager at Bessemer Trust.

Richard R. Schmaltz (63) • Vice President and Portfolio Manager: Dec. 2003 to Date
Portfolio Manager of Common Stock Portfolio and Co-Portfolio Manager of Income and Growth Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Tri-Continental Corporation and Seligman Common Stock Fund, Inc.; Vice-President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Formerly, Director of Investments, J. & W. Seligman & Co. Incorporated.

Marion S. Schultheis (57) • Vice President and Portfolio Manager: 1998 to Date
Portfolio Manager of Capital Portfolio and Large-Cap Growth Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated since May 1998; Vice President and Portfolio Manager of Seligman Capital Fund, Inc., and Seligman Growth Fund, Inc. Formerly, Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Growth Fund and Co-Portfolio Manager of Seligman Portfolios’ Global Growth Portfolio; and Managing Director at Chancellor LGT from October 1997 until May 1998, and Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 until October 1997.

Steven A. Werber# (38) • Vice President and Co-Portfolio Manager: 2000 to Date
Co-Portfolio Manager of Global Technology Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Technology Fund. Formerly, Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated; Analyst and Portfolio Manager at Fidelity Investments International from 1996 to 2000.

Paul H. Wick (40) • Vice President and Portfolio Manager: 1994 to Date
Portfolio Manager of Communications and Information Portfolio; Director and Managing Director, J. & W. Seligman & Co. Incorporated since November 1997 and January 1995, respectively; Vice President and Portfolio Manager, Seligman Communications and Information Fund, Inc. He joined J. & W. Seligman & Co. Incorporated in 1987 as an Associate, Investment Research.

________________
See footnotes on page 85.

84

Seligman Portfolios, Inc.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Portfolios is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Thomas G. Rose (46) • Vice President: 2000 to Date
Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (47) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

Frank J. Nasta (39) • Secretary: 1994 to Date
Managing Director, General Counsel, Corporate Secretary, J. & W. Seligman & Co. Incorporated, Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Corporate Secretary, Seligman Henderson Co. and Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.
________________
ø
The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.
*
Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates. # Effective February 27, 2004, Mr. Werber will be resigning his position.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

Manager	General Distributor	General Counsel
J. & W. Seligman & Co.	Seligman Advisors, Inc.	Sullivan & Cromwell LLP
Incorporated	100 Park Avenue
100 Park Avenue	New York, New York 10017	Independent Auditors
New York, New York 10017		Ernest & Young LLP
Subadviser
Custodians	(to Seligman Global Growth Portfolio,
JPMorgan Chase Bank	Seligman Global Smaller Companies
State Street Bank and	Portfolio, and Seligman International
Trust Company	Growth Portfolio)
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

85

SELIGMAN ADVISORS, INC.
an affiliate of

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017
www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Portfolios, Inc., which contains information about the management fees and other costs. Please read the prospectus carefully before investing or sending money.

ITEM 2. CODE OF ETHICS.
As of December 31, 2003, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is "independent" as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

	2003	2002

Audit Fees	$188,000	$178,000
Audit-Related Fees	56,000	50,000
Tax Fees	31,800	30,300
All Other Fees	--	--

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts for (i) limited review of the registrant's semi-annual financial statements; and (ii) review of quarterly compliance procedures regarding diversification requirements of the registrant. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant's independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant's principal accountant for the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser's affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $97,800 and $80,300, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN PORTFOLIOS, INC.

By:	/s/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/s/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 1, 2004

By:	/s/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 1, 2004

SELIGMAN PORTFOLIOS, INC.

EXHIBIT INDEX
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.